UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2011

Item 1.  Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely

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facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market will limit gains. Energy prices will remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

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PORTFOLIO MANAGEMENT DISCUSSION

Gregory Habeeb

Senior Vice President and Senior Portfolio Manager
of Calvert Investment Management, Inc.

Performance

For the six-month period ended March 31, 2011, Calvert Income Fund (Class A shares at NAV) returned 1.14%. Its benchmark index, the Barclays Capital U.S. Credit Index, returned -0.98% for the period. The Fund’s short relative duration strategy was primarily responsible for its outperformance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund’s allocation to high-yield bonds also helped relative returns.

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-December. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts raised their forecasts for eco-

CALVERT INCOME FUND
MARCH 31, 2011

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	1.14%	5.57%
Class B	0.66%	4.75%
Class C	0.72%	4.87%
Class I	1.45%	6.36%
Class R	0.96%	5.33%
Class Y	1.28%	5.96%
Barclays Capital U.S.
Credit Index	-0.98%	7.01%
Lipper BBB-Rated Corp
Debt Funds Average	0.80%	8.15%

SEC YIELDS
	30 days ended
	3/31/11	9/30/10
Class A	2.86%	2.75%
Class B	2.11%	1.98%
Class C	2.27%	2.16%
Class I	3.67%	3.54%
Class R	2.76%	2.64%
Class Y	3.34%	3.27%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

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Portfolio Statistics
March 31, 2011
% of Total
ECONOMIC SECTORS	Investments
Asset-Backed Securities	0.8%
Basic Materials	1.0%
Communications	3.7%
Consumer, Cyclical	2.7%
Consumer, Non-cyclical	3.7%
Diversified	0.4%
Energy	6.0%
Financials	42.0%
Government	24.7%
Industrials	7.6%
Insurance	0.2%
Mortgage Securities	2.6%
Technology	1.1%
Utilities	3.5%
Total	100%

nomic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose again as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground.  The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1

During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen at a similar point in the business cycle after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries increased by 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to high-yield bonds also helped relative performance. At the start of the reporting period, 12.89% of the Fund was allocated to high-yield bonds. Over the reporting period, the Barclays U.S. Corporate High Yield Index returned 7.23%, while the more broadly based Barclays Capital U.S. Credit

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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Index returned -0.98%.

The Fund employed a yield-curve-flattening strategy. This had a mixed effect as some portions of the yield curve narrowed while others widened. The Fund was positioned to benefit from a narrowing of the yield differential between the 10- and 30-year U.S. Treasuries, which helped performance, as this section of the yield curve narrowed from 160 basis points to 104 basis points. However, the Fund also was positioned to benefit from narrowing of the yield differential between two- and 10- year Treasuries. This section of the yield curve widened from 209 to 265 basis points during the reporting period, which hurt performance. The Fund uses Treasury futures to hedge its interest rate position.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. We believe monetary policy will remain easy in coming quarters while federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

CALVERT INCOME FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A shares	(with max load)
One year	1.62%
Five year	3.31%
Ten year	4.91%

class B shares	(with max load)
One year	0.75%
Five year	3.24%
Ten year	4.48%

class C shares	(with max load)
One year	3.87%
Five year	3.38%
Ten year	4.57%

class I shares
One year	6.36%
Five year	4.79%
Ten year	5.98%

class R shares*
One year	5.33%
Five year	3.85%
Ten year	5.19%

class Y shares**
One year	5.96%
Five year	4.35%
Ten year	5.45%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal, but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

1 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve

2 According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters

3 Latest data as of February 2011 from the Bureau of Labor Statistics

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,012.70	$6.30
Hypothetical	$1,000.00	$1,018.67	$6.32
(5% return per year before expenses)

class B
Actual	$1,000.00	$1,008.50	$10.61
Hypothetical	$1,000.00	$1,014.37	$10.64
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,009.10	$9.77
Hypothetical	$1,000.00	$1,015.20	$9.80
(5% return per year before expenses)

class I
Actual	$1,000.00	$1,016.30	$2.81
Hypothetical	$1,000.00	$1,022.14	$2.82
(5% return per year before expenses)

class R
Actual	$1,000.00	$1,011.40	$7.37
Hypothetical	$1,000.00	$1,017.60	$7.39
(5% return per year before expenses)

class Y
Actual	$1,000.00	$1,014.70	$4.45
Hypothetical	$1,000.00	$1,020.51	$4.47
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.12%, 1.95%, 0.56%, 1.47% and 0.89% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, mutliplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
Asset-Backed Securities - 0.7%	AMOUNT	VALUE
ACLC Business Loan Receivables Trust, 0.905%, 10/15/21 (e)(r)	$272,209	$269,800
Capital One Auto Finance Trust, 0.285%, 4/15/14 (r)	6,702,534	6,658,273
Captec Franchise Trust, 8.155%, 6/15/13 (e)	3,969,194	4,005,579
Centex Home Equity, 7.36%, 7/25/32 (r)	120,536	15,384
Countrywide Asset-Backed Certificates, 0.70%, 11/25/34 (r)	3,012,758	2,657,786
Fifth Third Auto Trust, 4.81%, 1/15/13	3,029,606	3,064,417
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	824,982	9,797
6.74%, 11/15/20 (e)	400,066	277,695

Total Asset-Backed Securities (Cost $17,520,470)		16,958,731

collateralIzed Mortgage-Backed
obligatIons (Privately originated) - 0.9%
Banc of America Mortgage Securities, Inc., 0.279%, 1/25/34 (r)	63,539,075	240,953
Countrywide Home Loan Mortgage Pass Through Trust,
0.59%, 6/25/35 (e)(r)	1,765,077	1,309,722
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	116,771	61,603
Impac CMB Trust:
0.89%, 9/25/34 (r)	959,729	749,103
0.77%, 4/25/35 (r)	5,176,518	4,207,873
0.87%, 4/25/35 (r)	1,854,919	1,010,821
0.79%, 5/25/35 (r)	2,428,526	1,898,515
0.57%, 8/25/35 (r)	5,440,705	4,151,187
Salomon Brothers Mortgage Securities VII, Inc.,
3.199%, 9/25/33 (r)	193,250	75,375
Structured Asset Securities Corp., 5.50%, 6/25/35	4,291,000	3,227,670
WaMu Mortgage Pass Through Certificates, 2.725%, 10/25/35 (r)	5,697,000	4,709,247

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $22,614,175)		21,642,069

commercial Mortgage-Backed securItIes - 0.2%
Bank of America-First Union NB Commercial Mortgage,
5.464%, 4/11/37	3,031,154	3,052,111
JP Morgan Chase Commercial Mortgage Securities Corp.,
6.429%, 4/15/35	2,103,163	2,115,73

Total Commercial Mortgage-Backed Securities (Cost $5,236,607)		5,167,844

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	PRINCIPAL
corporate Bonds - 65.9%	AMOUNT	VALUE
Affiliated Computer Services, Inc., 5.20%, 6/1/15	$7,000,000	$7,535,993
Alcoa, Inc., 6.15%, 8/15/20	4,000,000	4,229,413
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	-
Ally Financial, Inc.:
6.00%, 12/15/11	1,075,000	1,093,813
6.00%, 12/15/11	15,000,000	15,262,500
American Airlines Pass Through Trust:
Series 2001-2, Class A, 7.858%, 4/1/13	4,000,000	4,105,000
Series 2001-2, Class B, 8.608%, 10/1/12	7,000,000	7,000,000
American Express Bank FSB, 0.406%, 6/12/12 (r)	5,000,000	4,986,203
ANZ National International Ltd., 1.309%, 12/20/13 (e)(r)	10,000,000	10,000,111
APL Ltd., 8.00%, 1/15/24 (b)	21,057,000	18,920,978
ArcelorMittal, 5.50%, 3/1/21	10,100,000	9,932,119
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	6,750,000	6,182,146
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,783,063
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	23,670,000	21,907,951
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	-
BAC Capital Trust XV, 1.111%, 6/1/56 (r)	36,870,000	25,723,140
Bank of America Corp., 5.875%, 1/5/21	1,000,000	1,041,545
Bank of Nova Scotia, 2.90%, 3/29/16	12,000,000	11,930,700
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.973%, 2/24/14 (e)(r)	3,000,000	3,000,035
Bayfront Regional Development Corp. VRDN, 0.27%, 11/1/27 (r)	1,000,000	1,000,000
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	20,919,247	20,500,862
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	37,001,000	38,434,789
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.
VRDN, 0.35%, 6/1/22 (r)	185,000	185,000
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate
thereafter to 12/29/49 (b)(e)(r)	15,850,000	12,259,975
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (b)(e)(r)	8,300,000	6,453,250
Calpine Corp. Escrow, (b)*	375,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	12,450,000	12,746,354
Cellco Partnership, 2.914%, 5/20/11 (r)	33,500,000	33,602,869
Cemex SAB de CV, 5.301%, 9/30/15 (e)(r)	6,000,000	5,951,967
Charter One Bank, 6.375%, 5/15/12	10,000,000	10,461,498
Chase Capital VI, 0.929%, 8/1/28 (r)	7,250,000	6,117,194
Citigroup Funding, Inc., 0.634%, 4/30/12 (r)	33,170,000	33,315,882
Citigroup, Inc.:
2.312%, 8/13/13 (r)	15,500,000	15,957,103
0.435%, 3/7/14 (r)	5,020,000	4,904,059
Comcast Corp.:
5.90%, 3/15/16	1,500,000	1,666,744
6.55%, 7/1/39	8,800,000	9,087,343
Corn Products International, Inc.:
4.625%, 11/1/20	2,900,000	2,854,350
6.625%, 4/15/37	1,000,000	1,038,659
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	3,000,000	3,001,033
Crown Castle Towers LLC:
4.174%, 8/15/17 (e)	2,825,000	2,810,875
4.883%, 8/15/20 (e)	4,558,000	4,552,303

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	$3,916,152	$4,057,821
5.88%, 1/10/28	232,221	234,039
6.036%, 12/10/28	8,044,044	8,396,507
6.943%, 1/10/30	3,592,708	3,913,034
8.353%, 7/10/31 (e)	3,399,646	4,004,180
7.507%, 1/10/32 (e)	3,329,708	3,818,976
Dell, Inc., 0.91%, 4/1/14 (r)	4,000,000	4,008,416
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,500,000	2,418,750
Deutsche Bank AG, 0.953%, 1/18/13 (r)	7,000,000	7,024,150
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	3,000,000	2,730,000
Developers Diversified Realty Corp., 4.75%, 4/15/18	4,700,000	4,582,500
Discover Bank, 7.00%, 4/15/20	2,500,000	2,752,465
Discover Financial Services:
6.45%, 6/12/17	1,375,000	1,491,580
10.25%, 7/15/19	5,604,000	7,185,006
DnB NOR Boligkreditt AS, 2.10%, 10/14/16 (e)	6,930,000	6,652,071
Dominion Resources, Inc., 6.30% to 9/30/11, floating rate
thereafter to 9/30/66 (r)	23,665,000	23,369,188
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	52,375,000	54,339,064
FBG Finance Ltd., 5.125%, 6/15/15 (e)	4,000,000	4,224,830
Fifth Third Bank, 0.424%, 5/17/13 (r)	10,000,000	9,805,684
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,228,979
First Republic Bank, 7.75%, 9/15/12	500	531
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	10,600,000	8,067,594
Ford Motor Credit Co. LLC:
5.56%, 6/15/11 (r)	16,350,000	16,390,875
3.053%, 1/13/12(r)	7,550,000	7,616,138
7.80%, 6/1/12	2,250,000	2,385,000
7.00%, 4/15/15	12,000,000	12,930,000
8.00%, 12/15/16	2,000,000	2,260,000
5.75%, 2/1/21	1,500,000	1,473,750
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	2,975,000	2,814,380
5.915%, 2/15/52 (b)(e)	10,455,000	9,218,069
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	5,921,000	5,978,453
General Electric Capital Corp.:
0.429%, 6/20/13 (r)	7,000,000	6,911,324
5.40%, 2/15/17	3,000,000	3,248,212
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	12,899,975
3.226%, 1/21/11 (e)(r)(y)*	32,920,000	9,546,800
6.375%, 9/25/12 (e)(y)*	600,000	183,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	8,400,000	84,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	37,050,000	30,160,182
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	9,992,927	9,783,637
Goldman Sachs Capital III, 1.081%, 9/29/49 (r)	4,250,000	3,354,031

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	$3,000,000	$2,969,608
6.15%, 4/1/18	10,500,000	11,351,507
6.00%, 6/15/20	1,500,000	1,580,900
6.75%, 10/1/37	1,930,000	1,925,220
Great River Energy, 5.829%, 7/1/17 (e)	40,187,968	43,767,860
Health Care REIT, Inc., 5.25%, 1/15/22	2,000,000	1,953,224
Hertz Corp., 6.75%, 4/15/19 (e)	2,000,000	1,980,000
Hewlett-Packard Co., 1.361%, 5/27/11 (r)	7,200,000	7,211,302
Home Depot, Inc., 4.40%, 4/1/21	2,950,000	2,940,154
HSBC Bank plc, 1.103%, 1/17/14 (e)(r)	4,000,000	3,997,773
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	2,500,000	2,561,850
ING Bank NV, 4.00%, 3/15/16 (e)	7,000,000	6,985,674
International Lease Finance Corp., 7.125%, 9/1/18 (e)	3,100,000	3,324,750
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Jones Group, Inc., 6.875%, 3/15/19	2,000,000	1,965,000
JPMorgan Chase & Co., 0.559%, 12/26/12 (r)	2,330,000	2,341,433
JPMorgan Chase Capital XXI, 1.254%, 2/2/37 (r)	6,899,000	5,657,000
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	21,800,000	18,043,969
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	150,000	156,000
Kaupthing Bank HF, 3.491%, 1/15/10 (b)(e)(r)(y)*	39,000,000	11,310,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	81,177	91,746
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	2,220,000	2,300,475
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	56,569,000	51,194,945
Leucadia National Corp., 8.125%, 9/15/15	7,320,000	8,084,660
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	8,109,327
5.983%, 12/1/22 (e)	14,695,000	14,230,197
6.192%, 12/1/27 (e)	3,925,000	3,688,754
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	446,058
8.30%, 12/1/37 (e)(m)*	33,720,000	293,364
8.45%, 12/1/49 (e)(m)*	1,000,000	8,700
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,506,441
7.125%, 3/15/20	10,600,000	10,957,750
MBNA Capital, 1.104%, 2/1/27 (r)	900,000	692,666
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	11,420,000	9,695,580
MetLife Institutional Funding II:
0.709%, 3/27/12 (e)(r)	10,000,000	10,000,124
0.703%, 7/12/12 (e)(r)	23,700,000	23,744,935
Metropolitan Life Global Funding I:
2.303%, 4/14/11 (e)(r)	12,280,000	12,282,468
0.703%, 7/13/11 (e)(r)	13,350,000	13,349,630
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	50,800,000	10,160,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Morgan Stanley:
0.592%, 2/10/12 (r)	$5,770,000	$5,784,481
6.00%, 4/28/15	3,000,000	3,255,025
5.375%, 10/15/15	2,000,000	2,124,265
0.753%, 10/18/16 (r)	6,500,000	6,079,176
6.25%, 8/28/17	7,000,000	7,537,240
7.30%, 5/13/19	5,000,000	5,616,035
5.50%, 1/26/20	6,000,000	6,019,562
Motors Liquidation Co.:
7.125%, 7/15/13 (ii)*	5,000,000	1,412,500
7.70%, 4/15/16 (ii)*	10,000,000	2,800,000
8.25%, 7/15/23 (ii)*	5,000,000	1,412,500
8.10%, 6/15/24 (ii)*	7,150,000	1,984,125
7.40%, 9/1/25 (ii)*	2,950,000	818,625
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,239,491
National Semiconductor Corp., 3.95%, 4/15/15	5,745,000	5,853,054
NationsBank Cap Trust III, 0.853%, 1/15/27 (r)	1,677,000	1,292,747
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	10,460,000	10,745,767
6.59%, 7/7/38	4,023,000	4,161,339
NextEra Energy Capital Holdings, Inc., 0.712%, 11/9/12 (r)	1,300,000	1,303,157
Ohana Military Communities LLC:
5.88%, 10/1/51 (b)(e)	23,440,000	20,400,535
6.15%, 10/1/51 (b)(e)	10,000,000	8,993,200
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	4,000,000	4,035,000
9.75%, 8/15/13 (e)	5,350,000	5,343,313
8.25%, 12/15/14	1,000,000	532,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	19,550,000	-
Osprey Properties Company, LLC VRDN, 0.28%, 6/1/27 (r)	1,000,000	1,000,000
Overseas Shipholding Group, Inc.:
8.125%, 3/30/18	3,600,000	3,537,000
7.50%, 2/15/24	5,080,000	4,330,700
Pacific Pilot Funding Ltd., 1.053%, 10/20/16 (e)(r)	5,604,466	5,157,991
Pioneer Natural Resources Co.:
5.875%, 7/15/16	25,840,000	27,132,000
6.65%, 3/15/17	2,295,000	2,472,863
7.20%, 1/15/28	1,000,000	1,035,000
Potlatch Corp., 7.50%, 11/1/19	1,200,000	1,270,500
PPF Funding, Inc., 5.50%, 1/15/14 (e)	500,000	522,781
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	3,900,000	4,401,697
Public Steers Trust, 6.646%, 11/15/18 (b)	3,521,956	3,816,427
Senior Housing Properties Trust, 8.625%, 1/15/12	3,000,000	3,138,750
Skyway Concession Co. LLC, 0.587%, 6/30/17 (e)(r)	10,140,000	9,241,079
Southern Co., 0.703%, 10/21/11 (r)	2,600,000	2,606,029
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	26,500,000	9,657,130
Stadshypotek AB, 0.857%, 9/30/13 (e)(r)	23,000,000	23,000,213
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	8,795,000	8,804,395
Steelcase, Inc., 6.375%, 2/15/21	1,500,000	1,518,755

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
SunTrust Bank:
0.424%, 5/21/12 (r)	$9,150,000	$9,130,187
0.603%, 8/24/15 (r)	3,350,000	3,164,599
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	30,468,580	32,525,209
Telecom Italia Capital SA, 6.20%, 7/18/11	4,550,000	4,615,727
Telefonica Emisiones SAU:
3.992%, 2/16/16	3,000,000	3,008,622
5.134%, 4/27/20	6,500,000	6,449,812
5.462%, 2/16/21	4,000,000	4,048,499
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	8,560
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	12,295,000	1,119,583
7.697%, 10/15/97 (b)(e)(r)	11,001,000	4,411,401
Time Warner, Inc., 4.75%, 3/29/21	1,500,000	1,484,538
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (e)	16,737,000	3,460,482
2/15/29 (e)	12,600,000	2,372,634
2/15/43 (b)(e)	196,950,000	51,951,471
2/15/45 (b)(e)	534,547,145	81,502,403
Total Capital Canada Ltd., 0.684%, 1/17/14 (r)	2,000,000	2,001,680
Travelers Insurance Company Ltd., 0.553%, 12/8/11 (r)	3,250,000	3,240,136
University of Notre Dame, 4.90%, 3/1/41	2,000,000	1,903,560
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	34,500,000	35,088,179
Vale Overseas Ltd.:
6.25%, 1/23/17	2,000,000	2,239,180
6.875%, 11/10/39	3,200,000	3,416,262
Verizon Communications, Inc.:
0.919%, 3/28/14 (r)	5,000,000	5,016,468
4.60%, 4/1/21	5,000,000	4,971,597
6.00%, 4/1/41	2,500,000	2,486,673
Volkswagen International Finance NV, 0.917%, 4/1/14 (e)(r)	5,000,000	4,996,028
Wachovia Capital Trust III, 5.57% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	38,400,000	35,232,000
Westpac Banking Corp., 0.603%, 10/21/11 (e)(r)	2,000,000	2,000,551
Williams Partners LP, 7.50%, 6/15/11	7,560,000	7,660,000
Willis Group Holdings plc, 5.75%, 3/15/21	2,000,000	1,978,843
Willis North America, Inc., 5.625%, 7/15/15	2,430,000	2,579,205
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	22,081,453	19,997,616
Wm. Wrigley Jr. Co., 1.684%, 6/28/11 (e)(r)	13,000,000	13,005,439

Total Corporate Bonds (Cost $1,756,119,668)		1,584,395,746

MUNICIPAL OBLIGATIONS - 10.0%
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,375,000	3,367,507
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,652,118
5.07%, 7/1/15	1,340,000	1,456,540
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	965,000	983,441

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	$1,775,000	$1,823,422
California Statewide Communities Development
Authority Revenue Bonds, Zero Coupon:
6/1/15	3,425,000	2,713,114
6/1/15	1,205,000	954,541
6/1/16	2,620,000	1,911,159
6/1/17	1,835,000	1,212,972
6/1/17	2,710,000	1,804,996
6/1/18	2,810,000	1,700,219
6/1/19	1,975,000	1,095,197
Chelsea Michigan Economic Development Corp.
LO Revenue VRDN, 0.27%, 10/1/36 (r)	1,000,000	1,000,000
College Park Georgia Revenue Bonds, 5.658%, 1/1/12	2,500,000	2,554,425
Colorado State HFA Revenue VRDN, 0.21%, 10/15/16 (r)	2,000,000	2,000,000
District of Columbia GO VRDN, 0.23%, 6/1/27 (r)	2,500,000	2,500,000
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon, 8/1/25	1,500,000	594,450
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,612,061
Florida State First Governmental Financing
Commission Revenue Bonds:
5.05%, 7/1/14	285,000	302,770
5.10%, 7/1/15	300,000	315,036
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.48%, 1/1/21	990,000	986,862
Illinois GO Bonds, 5.877%, 3/1/19	8,500,000	8,497,875
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	237,099
4.82%, 9/1/12	250,000	256,188
4.90%, 9/1/13	260,000	264,724
4.94%, 9/1/14	275,000	277,162
4.95%, 9/1/15	285,000	281,723
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,990,000	1,999,870
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,333,827
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,031,520
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,421,482
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	3,311,450
5.44%, 8/1/40	5,000,000	3,265,000
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	500,000	504,940
5.69%, 10/1/30	2,835,000	2,743,316
Michigan State Hospital Finance Authority Revenue VRDN,
0.25%, 3/1/30 (r)	1,000,000	1,000,000
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	4,385,000	3,982,238
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27	1,210,000	863,045
Nevada State Housing Division Revenue VRDN, 0.26%, 4/15/39 (r)	1,200,000	1,200,000
New York City Housing Development Corp. MFH Revenue VRDN,
0.24%, 6/15/34 (r)	500,000	500,000

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New York City IDA Revenue Bonds, 6.027%, 1/1/46	$11,835,000	$8,470,901
New York State Housing Finance Agency Revenue VRDN,
0.23%, 5/15/37 (r)	5,900,000	5,900,000
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,375,000	1,372,938
5.653%, 9/1/21	19,635,000	18,573,728
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,124,672
5.14%, 8/15/18	2,760,000	2,595,145
5.20%, 8/15/19	3,070,000	2,839,443
5.25%, 8/15/20	3,395,000	3,109,277
Philadelphia Pennsylvania IDA Revenue Bonds,
Zero Coupon, 4/15/19	3,375,000	1,914,401
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,574,281
Richfield Minnesota MFH Revenue VRDN, 0.27%, 3/1/34 (r)	1,800,000	1,800,000
Riverside California Public Financing Authority Tax Allocation Bonds:
5.19%, 8/1/17	1,490,000	1,450,023
5.24%, 8/1/17	2,280,000	2,212,238
Sacramento City California Financing Authority Tax
Allocation Bonds, 5.54%, 12/1/20	8,940,000	8,251,709
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,453,892
San Diego California Redevelopment Agency Tax Allocation Bonds,
6.00%, 9/1/21	2,515,000	2,411,558
San Francisco California City & County Redevelopment Agency
Revenue VRDN, 0.24%, 6/15/34 (r)	5,000,000	5,000,000
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,175,390
5.10%, 8/1/20	3,960,000	3,634,052
5.46%, 8/1/35	5,300,000	4,059,588
Santa Cruz County California Redevelopment Agency Tax
Allocation Bonds, 5.60%, 9/1/25	815,000	718,463
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,203,938
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	4,490,000	4,667,355
Thousand Oaks California Redevelopment Agency Tax Allocation Bonds:
5.00%, 12/1/12	675,000	685,739
5.00%, 12/1/13	710,000	716,120
5.00%, 12/1/14	745,000	742,482
5.125%, 12/1/15	785,000	765,289
5.125%, 12/1/16	830,000	797,779
5.25%, 12/1/21	5,070,000	4,438,177
5.375%, 12/1/21	4,880,000	4,317,336
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	10,067,456
5.442%, 7/1/50	3,990,000	3,447,559
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	6,080,000	6,087,965
6.734%, 9/1/27 (e)	37,970,000	38,038,726

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

	PrIncIPal
MUNICIPAL OBLIGATIONS - CONT’D	aMount	value
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	$3,190,000	$2,934,449
5.15%, 1/1/24	3,630,000	3,174,907

Total Municipal Obligations (Cost $256,000,161)		239,239,265

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 4.2%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	9,175,000	9,542,000
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	73,280,000	58,624,000
New Valley Generation II, 5.572%, 5/1/20	4,609,351	4,830,785
Overseas Private Investment Corp., 4.05%, 11/15/14	1,068,800	1,100,148
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	9,309,443	9,282,911
3.547%, 4/10/22	7,381,152	7,350,742
Sterling Equipment, Inc., 6.125%, 9/28/19	252,967	277,449
US AgBank FCB, 6.11% to 7/10/12, floating rate
thereafter to 12/31/49 (e)(r)	3,000,000	2,010,000
Vessel Management Services, Inc., 5.125%, 4/16/35	7,053,000	7,418,769

Total U.S. Government Agencies and Instrumentalities
(Cost $104,157,628)		100,436,804

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.0%
Ginnie Mae, 11.00%, 10/15/15	369	424
Government National Mortgage Association, 5.50%, 1/16/32 (b)	4,974,396	275,213

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $634,988)		275,637

U.S. TREASURY - 8.5%
United States Treasury Bonds:
4.375%, 11/15/39	27,130,000	26,536,531
3.875%, 8/15/40	14,435,000	12,914,814
4.25%, 11/15/40	51,740,000	49,468,291
4.75%, 2/15/41	16,145,000	16,780,709
United States Treasury Notes:
2.125%, 2/29/16	5,412,000	5,394,242
2.625%, 11/15/20	41,825,000	39,034,488
3.625%, 2/15/21	53,010,000	53,772,019

Total U.S. Treasury (Cost $203,040,262)		203,901,094

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www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 22

(b)	This security was valued by the Board of Trustees. See Note A.

(d)

Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with cer- tainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to dispo- sition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from mak- ing interest payments. This security is no longer accruing interest.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u)	This security is no longer accruing interest.

(w)	Security is in default and is no longer accruing interest.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y)	The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from pay- ing any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)	General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest. Subsequent to period end, the Fund received a distribution of new GM stock and new GM war- rants in exchange for the Motors Liquidation Co. Notes.

*	Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $2,404,638,171) -
see accompanying schedule	$2,202,670,379
Cash	197,745,866
Receivable for securities sold	68,841,698
Receivable for shares sold	2,001,756
Interest and dividends receivable	20,492,292
Collateral at broker (cash)	6,365,370
Other assets	94,551
Total assets	2,498,211,912

LIABILITIES
Payable for securities purchased	63,401,651
Payable for shares redeemed	28,721,352
Payable for futures variation margin	471,286
Payable to Calvert Asset Management Company, Inc.	1,358,329
Payable to Calvert Administrative Services Company	593,995
Payable to Calvert Shareholder Services, Inc.	54,691
Payable to Calvert Distributors, Inc.	648,117
Accrued expenses and other liabilities	235,191
Total liabilities	95,484,612

net assets	$2,402,727,300

net assets consIst of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 115,302,002 shares outstanding	$2,354,484,163
Class B: 1,779,213 shares outstanding	45,922,686
Class C: 15,835,442 shares outstanding	297,550,816
Class I: 11,125,272 shares outstanding	208,795,099
Class R: 698,731 shares outstanding	10,702,429
Class Y: 5,043,858 shares outstanding	78,721,944
Undistributed net investment income (loss)	(955,740)
Accumulated net realized gain (loss) on investments	(390,243,905)
Net unrealized appreciation (depreciation) on investments	(202,250,192)

NET ASSETS	$2,402,727,300

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,848,915,890)	$16.04
Class B (based on net assets of $28,390,859)	$15.96
Class C (based on net assets of $253,856,605)	$16.03
Class I (based on net assets of $178,560,469)	$16.05
Class R (based on net assets of $11,273,897)	$16.13
Class Y (based on net assets of $81,729,580)	$16.20

See notes to financial statements.

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     STATEMENT OF OPERATIONS
SIX MONTHS ENDED
MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$61,543,287
Dividend income	704,011
Total investment income	62,247,298

Expenses:
Investment advisory fee	5,353,827
Administrative fees	3,854,236
Transfer agency fees and expenses	2,985,614
Distribution Plan expenses:
Class A	2,600,331
Class B	166,017
Class C	1,383,398
Class R	29,331
Trustees’ fees and expenses	72,985
Custodian fees	137,855
Registration fees	51,382
Reports to shareholders	349,452
Professional fees	47,221
Accounting fees	148,111
Miscellaneous	68,600
Total expenses	17,248,360
Reimbursement from Advisor:
Class R	(3,872)
Fees paid indirectly	(4,181)
Net expenses	17,240,307

NET INVESTMENT INCOME	45,006,991

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(21,776,711)
Futures	2,511,771
(19,264,940)
Change in unrealized appreciation (depreciation) on:
Investments	(7,748,027)
Futures	6,483,735
(1,264,292)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(20,529,232)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$24,477,759

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$45,006,991	$112,802,291
Net realized gain (loss)	(19,264,940)	(99,827,582)
Change in unrealized appreciation (depreciation)	(1,264,292)	252,457,110

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,477,759	265,431,819

Distributions to shareholders from:
Net investment income:
Class A shares	(33,621,735)	(87,321,849)
Class B shares	(393,292)	(1,143,445)
Class C shares	(3,494,299)	(8,573,601)
Class I shares	(4,514,720)	(11,731,464)
Class R shares	(177,332)	(364,752)
Class Y shares	(1,648,660)	(1,642,386)
Total distributions	(43,850,038)	(110,777,497)

Capital share transactions:
Shares sold:
Class A shares	107,158,906	337,647,283
Class B shares	196,010	1,768,921
Class C shares	5,413,709	21,597,368
Class I shares	18,930,901	64,809,450
Class R shares	1,016,357	3,975,814
Class Y shares	8,626,281	99,009,402
Reinvestment of distributions:
Class A shares	29,124,006	73,497,466
Class B shares	304,475	874,262
Class C shares	1,965,096	4,696,400
Class I shares	3,385,139	9,434,414
Class R shares	139,433	278,016
Class Y shares	339,386	689,019
Redemption fees:
Class A shares	14,228	35,622
Class B shares	—	906
Class C shares	217	1,578
Class I shares	12	177
Class Y shares	883	1,015
Shares redeemed:
Class A shares	(594,106,994)	(1,251,128,456)
Class B shares	(10,624,214)	(25,126,285)
Class C shares	(55,305,577)	(110,768,385)
Class I shares	(103,542,660)	(134,029,773)
Class R shares	(2,118,923)	(4,079,776)
Class Y shares	(31,222,409)	(17,610,330)
Total capital share transactions	(620,305,738)	(924,425,892)

total Increase (decrease) In net assets	(639,678,017)	(769,771,570)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2011	2010
Beginning of period	$3,042,405,317	$3,812,176,887
End of period (including distributions in excess of net investment
income of $955,740 and $2,112,693, respectively)	$2,402,727,300	$3,042,405,317

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	6,711,207	21,572,895
Class B shares	12,378	113,732
Class C shares	338,945	1,380,271
Class I shares	1,183,751	4,135,392
Class R shares	63,328	252,422
Class Y shares	534,968	6,235,068
Reinvestment of distributions:
Class A shares	1,826,088	4,690,453
Class B shares	19,179	56,069
Class C shares	123,224	299,692
Class I shares	211,983	601,338
Class R shares	8,690	17,623
Class Y shares	21,059	43,543
Shares redeemed:
Class A shares	(37,237,387)	(79,871,602)
Class B shares	(668,628)	(1,612,215)
Class C shares	(3,466,796)	(7,076,289)
Class I shares	(6,476,795)	(8,523,652)
Class R shares	(132,043)	(258,918)
Class Y shares	(1,937,244)	(1,099,953)
Total capital share activity	(38,864,093)	(59,044,131)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b)exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $289,103,754 or 12.0% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at mea-

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surement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

		valuation Inputs
Investments In securItIes	level 1	level 2	level 3	total
Equity securities	$6,481,916	-	$18,060,096	$24,542,012
Asset-backed securities	-	$16,958,731	-	16,958,012
Collateralized mortgage-backed
obligations	-	21,642,069	-	21,642,069
Commercial mortgage-backed
securities	-	5,167,844	-	5,167,844
Corporate debt	-	1,434,213,801	150,181,945	1,584,395,746
Municipal obligations	-	239,239,265	-	239,239,265
U.S. government obligations	-	304,613,535	-	304,613,535
Other debt obligations		6,111,177	-	6,111,177
TOTAL	$6,481,916	$2,027,946,422	$168,242,041	$2,202,670,379

Other financial instruments*	($282,400)	-	-	($282,400)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		EQUITY
		SECURITIES
Balance as of 9/30/10		$17,286,096
Accrued discounts/premiums		—
Realized gain (loss)		—
Change in unrealized appreciation (depreciation)		774,000
Purchases		—
Sales		—
Transfers in and/ or out of Level 3[1]		—
Balance as of 3/31/11		$18,060,096

		U.S.
	CORPORATE	GOVERNMENT
	DEBT	OBLIGATIONS
Balance as of 9/30/10	$122,146,057	$475,082
Accrued discounts/premiums	1,052,424	—
Realized gain (loss)	60,592	—
Change in unrealized appreciation (depreciation)	(3,751,155)	(3,241)
Purchases	1,885,781	—
Sales	(657,130)	(471,841)
Transfers in and/ or out of Level 3[1]	29,445,376[2]	—
Balance as of 3/31/11	$150,181,945	$0

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TOTAL
Balance as of 9/30/10	$139,907,235
Accrued discounts/premiums	1,052,424
Realized gain (loss)	60,592
Change in unrealized appreciation (depreciation)	(2,980,396)
Purchases	1,885,781
Sales	(1,128,971)
Transfers in and/ or out of Level 3[1]	29,445,376
Balance as of 3/31/11	$168,242,041

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the six months ended March 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($5,246,975). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or

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sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding

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Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012 for Class I, R and Y. The contractual expense caps are .84%, 1.47% and 1.09%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund’s average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $30,626 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $345,024 for the six months ended March 31, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,044,727,690 and $1,464,237,058, respectively. U.S. government security purchases and sales were $2,171,450,180 and $2,223,130,078, respectively.

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CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE

30-Sep-13	($ 141,901)
30-Sep-14	(336,178)
30-Sep-16	(12,997,968)
30-Sep-17	(1,783,942)
30-Sep-18	(265,587,678)

Capital losses may be utilized to offset future capital gains until expiration. The Fund’s use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to elect to defer net capital losses of $92,373,734 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal period ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$91,895,367
Unrealized (depreciation)	(308,928,248)
Net unrealized appreciation/(depreciation)	($217,032,881)
Federal income tax cost of investments	$2,419,703,260

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, such purchase and sales transactions were $52,770,000 and $116,647,500, respectively. The realized loss on the sales transactions was $2,053.

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$ 338,068	1.50%	$ 14,753,454	March 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009
Net asset value, beginning	$16.12		$15.39	$15.19
Income from investment operations:
Net investment income	.27		.53	.63
Net realized and unrealized gain (loss)	(.09)		.72	.24
Total from investment operations	.18		1.25	.87
Distributions from:
Net investment income	(.26)		(.52)	(.62)
Net realized gain	—		—	(.05)
Total distributions	(.26)		(.52)	(.67)
Total increase (decrease) in net asset value	(.08)		.73	.20
Net asset value, ending	$16.04		$16.12	$15.39

Total return*	1.14%		8.27%	6.24%
Ratios to average net assets: A
Net investment income	3.32	% (a)	3.33%	4.45%
Total expenses	1.26	% (a)	1.23%	1.24%
Expenses before offsets	1.26	% (a)	1.23%	1.24%
Net expenses	1.26	% (a)	1.23%	1.23%
Portfolio turnover	130%		259%	793%
Net assets, ending (in thousands)	$1,848,916		$2,321,499	$3,041,314

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2008	(z)	2007 (z)	2006
Net asset value, beginning	$16.72		$16.72	$17.03
Income from investment operations:
Net investment income	.79		.77	.75
Net realized and unrealized gain (loss)	(1.25)		.01	(.09)
Total from investment operations	(.46)		.78	.66
Distributions from:
Net investment income	(.79)		(.78)	(.75)
Net realized gain	(.28)		—	(.22)
Total distributions	(1.07)		(.78)	(.97)
Total increase (decrease) in net asset value	(1.53)		—	(.31)
Net asset value, ending	$15.19		$16.72	$16.72

Total return*	(3.01%)		4.74%	4.02%
Ratios to average net assets: A
Net investment income	4.86%		4.60%	4.54%
Total expenses	1.16%		1.19%	1.20%
Expenses before offsets	1.16%		1.19%	1.20%
Net expenses	1.16%		1.18%	1.20%
Portfolio turnover	982%		877%	578%
Net assets, ending (in thousands)	$4,462,549		$5,024,998	$3,860,160

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011		2010	2009
Net asset value, beginning	$16.05		$15.32	$15.12
Income from investment operations:
Net investment income	.19		.39	.50
Net realized and unrealized gain (loss)	(.09)		.72	.24
Total from investment operations	.10		1.11	.74
Distributions from:
Net investment income	(.19)		(.38)	(.49)
Net realized gain	—		—	(.05)
Total distributions	(.19)		(.38)	(.54)
Total increase (decrease) in net asset value	(.09)		.73	.20
Net asset value, ending	$15.96		$16.05	$15.32

Total return*	.66%		7.36%	5.33%
Ratios to average net assets: A
Net investment income	2.45	% (a)	2.43%	3.60%
Total expenses	2.12	% (a)	2.10%	2.13%
Expenses before offsets	2.12	% (a)	2.10%	2.13%
Net expenses	2.12	% (a)	2.10%	2.12%
Portfolio turnover	130%		259%	793%
Net assets, ending (in thousands)	$28,391		$38,770	$59,127

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008	(z)	2007 (z)	2006
Net asset value, beginning	$16.68		$16.69	$17.01
Income from investment operations:
Net investment income	.67		.64	.63
Net realized and unrealized gain (loss)	(1.28)		.01	(.10)
Total from investment operations	(.61)		.65	.53
Distributions from:
Net investment income	(.67)		(.66)	(.63)
Net realized gain	(.28)		—	(.22)
Total distributions	(.95)		(.66)	(.85)
Total increase (decrease) in net asset value	(1.56)		(.01)	(.32)
Net asset value, ending	$15.12		$16.68	$16.69

Total return*	(3.89%)		3.94%	3.25%
Ratios to average net assets: A
Net investment income	4.07%		3.82%	3.74%
Total expenses	2.00%		1.96%	1.95%
Expenses before offsets	2.00%		1.96%	1.95%
Net expenses	2.00%		1.95%	1.94%
Portfolio turnover	982%		877%	578%
Net assets, ending (in thousands)	$94,880		$206,805	$285,301

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009
Net asset value, beginning	$16.12		$15.38	$15.18
Income from investment operations:
Net investment income	.21		.42	.52
Net realized and unrealized gain (loss)	(.10)		.73	.25
Total from investment operations	.11		1.15	.77
Distributions from:
Net investment income	(.20)		(.41)	(.52)
Net realized gain	—		—	(.05)
Total distributions	(.20)		(.41)	(.57)
Total increase (decrease) in net asset value	(.09)		.74	.20
Net asset value, ending	$16.03		$16.12	$15.38

Total return*	.72%		7.56%	5.48%
Ratios to average net assets: A
Net investment income	2.62	% (a)	2.62%	3.74%
Total expenses	1.95	% (a)	1.93%	1.93%
Expenses before offsets	1.95	% (a)	1.93%	1.93%
Net expenses	1.95	% (a)	1.93%	1.93%
Portfolio turnover	130%		259%	793%
Net assets, ending (in thousands)	$253,857		$303,615	$372,838

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008	(z)	2007 (z)	2006
Net asset value, beginning	$16.71		$16.70	$17.02
Income from investment operations:
Net investment income	.68		.65	.63
Net realized and unrealized gain (loss)	(1.25)		.02	(.10)
Total from investment operations	.57		.67	.53
Distributions from:
Net investment income	(.68)		(.66)	(.63)
Net realized gain	(.28)		—	(.22)
Total distributions	(.96)		(.66)	(.85)
Total increase (decrease) in net asset value	(1.53)		.01	(.32)
Net asset value, ending	$15,18		$16.71	$16.70

Total return*	(3.69%)		4.09%	3.24%
Ratios to average net assets: A
Net investment income	4.16%		3.93%	3.86%
Total expenses	1.85%		1.87%	1.90%
Expenses before offsets	1.85%		1.87%	1.90%
Net expenses	1.85%		1.86%	1.89%
Portfolio turnover	982%		877%	578%
Net assets, ending (in thousands)	$478,073		$504,417	$390,620

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTMEBER 30,
class I shares	2011		2010	2009
Net asset value, beginning	$16.14		$15.40	$15.20
Income from investment operations:
Net investment income	.32		.63	.72
Net realized and unrealized gain (loss)	(.09)		.73	.24
Total from investment operations	.23		1.36	.96
Distributions from:
Net investment income	(.32)		(.62)	(.71)
Net realized gain	—		—	(.05)
Total distributions	(.32)		(.62)	(.76)
Total increase (decrease) in net asset value	(.09)		.74	.20
Net asset value, ending	$16.05		$16.14	$15.40

Total return*	1.45%		9.05%	6.94%
Ratios to average net assets: A
Net investment income	4.02	% (a)	4.01%	5.14%
Total expenses	.56	% (a)	.55%	.55%
Expenses before offsets	.56	% (a)	.55%	.55%
Net expenses	.56	% (a)	.55%	.55%
Portfolio turnover	130%		259%	793%
Net assets, ending (in thousands)	$178,560		$261,542	$307,978

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	EPTEMBER 30,
class I shares	2008	(z)	2007 (z)	2006
Net asset value, beginning	$16.72		$16.70	$17.02
Income from investment operations:
Net investment income	.89		.87	.85
Net realized and unrealized gain (loss)	(1.24)		.01	(.10)
Total from investment operations	(.35)		.88	.75
Distributions from:
Net investment income	(.89)		(.86)	(.85)
Net realized gain	(.28)		—	(.22)
Total distributions	(1.17)		(.86)	(1.07)
Total increase (decrease) in net asset value	(1.52)		.02	(.32)
Net asset value, ending	$15.20		$16.72	$16.70

Total return*	(2.36%)		5.40%	4.65%
Ratios to average net assets: A
Net investment income	5.47%		5.24%	5.18%
Total expenses	.53%		.55%	.56%
Expenses before offsets	.53%		.55%	.56%
Net expenses	.53%		.54%	.55%
Portfolio turnover	982%		877%	578%
Net assets, ending (in thousands)	$355,103		$312,520	$76,362

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class R shares	2011		2010	2009
Net asset value, beginning	$16.22		$15.48	$15.25
Income from investment operations:
Net investment income	.25		.49	.58
Net realized and unrealized gain (loss)	(.10)		.73	.27
Total from investment operations	.15		1.22	.85
Distributions from:
Net investment income	(.24)		(.48)	(.57)
Net realized gain	—		—	(.05)
Total distributions	(.24)		(.48)	(.62)
Total increase (decrease) in net asset value	(.09)		.74	.23
Net asset value, ending	$16.13		$16.22	$15.48

Total return*	.96%		8.01%	6.05%
Ratios to average net assets: A
Net investment income	3.11	% (a)	3.11%	4.06%
Total expenses	1.54	% (a)	1.45%	1.51%
Expenses before offsets	1.47	% (a)	1.45%	1.48%
Net expenses	1.47	% (a)	1.45%	1.47%
Portfolio turnover	130%		259%	793%
Net assets, ending (in thousands)	$11,274		$12,306	$11,571

			PerIods ended
			sePteMBer 30,	sePteMBer 30,
class R shares			2008 (z)	2007	#(z)
Net asset value, beginning			$16.75	$16.78
Income from investment operations:
Net investment income			.71	.51
Net realized and unrealized gain (loss)			(1.23)	.09
Total from investment operations			(.52)	.60
Distributions from:
Net investment income			(.70)	(.63)
Net realized gain			(.28)	—
Total distributions			(.98)	(.63)
Total increase (decrease) in net asset value			(1.50)	(.03)
Net asset value, ending			$15.25	$16.75

Total return*			(3.33%)	3.66%
Ratios to average net assets: A
Net investment income			4.44%	4.41	% (a)
Total expenses			1.78%	10.44	% (a)
Expenses before offsets			1.47%	1.48	% (a)
Net expenses			1.47%	1.47	% (a)
Portfolio turnover			982%	814%
Net assets, ending (in thousands)			$6,179	$1,304

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class Y shares	2011		2010
Net asset value, beginning	$16.29		$15.53
Income from investment operations:
Net investment income	.30		.56
Net realized and unrealized gain (loss)	(.10)		.76
Total from investment operations	.20		1.32
Distributions from:
Net investment income	(.29)		(.56)
Net realized gain	—		—
Total distributions	(.29)		(.56)
Total increase (decrease) in net asset value	(.09)		.76
Net asset value, ending	$16.20		$16.29

Total return*	1.28%		8.65%
Ratios to average net assets: A
Net investment income	3.69	% (a)	3.76%
Total expenses	.89	% (a)	.83%
Expenses before offsets	.89	% (a)	.83%
Net expenses	.89	% (a)	.83%
Portfolio turnover	130%		259%
Net assets, ending (in thousands)	$81,730		$104,674

	PerIods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class Y shares	2009		2008	## (z)
Net asset value, beginning	$15.29		$16.38
Income from investment operations:
Net investment income	.67		.31
Net realized and unrealized gain (loss)	.27		(1.02)
Total from investment operations	.94		(.71)
Distributions from:
Net investment income	(.65)		(.38)
Net realized gain	(.05)		—
Total distributions	(.70)		(.38)
Total increase (decrease) in net asset value	.24		(1.09)
Net asset value, ending	$15.53		$15.29

Total return*	6.73%		(4.41%)
Ratios to average net assets: A
Net investment income	4.71%		4.48	% (a)
Total expenses	.84%		2.34	% (a)
Expenses before offsets	.84%		.90	% (a)
Net expenses	.83%		.90	% (a)
Portfolio turnover	793%		529%
Net assets, ending (in thousands)	$19,351		$10,481

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From October 31, 2006, inception.
##	From February 29, 2008, inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I, Class R and Class Y shares. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 47

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I, Class R and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
INCOME	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OFCONTENTS

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Schedule of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
33	Notes to Financial Statements
41	Financial Highlights
46	Explanation of Financial Tables
48	Proxy Voting and Availability of Quarterly Portfolio Holdings
48	Basis for Board’s Approval of Investment Advisory Contract

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market will limit gains. Energy prices will

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Gregory Habeeb

Senior Vice President and Senior Portfolio Manager
 of Calvert Investment Management, Inc.

Performance

For the six-month period ended March 31, 2011, Calvert Short Duration Income Fund (Class A shares at NAV) returned 1.02%. Its benchmark index, the Barclays Capital 1-5 Year U.S. Credit Index, returned 0.27% for the period. The Fund’s short relative duration strategy was primarily responsible for the portfolio’s outperformance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund’s allocation to high-yield bonds also helped relative returns.

CALVERT SHORT DURATION INCOME FUND
MARCH 31, 2011
INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	1.02%	3.69%
Class C	0.59%	2.86%
Class I	1.29%	4.29%
Class Y	1.11%	3.96%
Barclays Capital 1-5
Year U.S. Credit
Index	0.27%	4.36%
Lipper Short Investment
Grade Debt Funds
Average	0.53%	3.03%

SEC YIELDS
	30 days ended
	3/31/11	9/30/10
Class A	1.82%	1.82%
Class C	1.16%	1.15%
Class I	2.46%	2.44%
Class Y	2.17%	2.14%

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-December. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The

*     Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

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% of Total
ECONOMIC SECTORS	Investments
Asset Backed Securities	3.3%
Basic Materials	1.8%
Communications	3.7%
Consumer, Cyclical	4.0%
Consumer, Non-cyclical	3.2%
Diversified	0.6%
Energy	4.1%
Financials	43.2%
Government	15.2%
Industrials	5.4%
Insurance	0.1%
Mortgage Securities	11.0%
Technology	1.5%
Utilities	2.9%
Total	100%

10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1

During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen, at a similar point in the business cycle, after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries increased by 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to high-yield bonds also helped relative performance. At the start of the reporting period, 13.56% of the Fund was allocated to high-yield bonds. Over the reporting period, the Barclays U.S. Corporate High Yield Index returned 7.23%, while the more broadly based Barclays Capital U.S. Credit Index returned -0.98%.

The Fund employed a yield-curve-flattening strategy. This had a mixed effect as some portions of the yield curve narrowed while others widened. The Fund was positioned to benefit from a narrowing of the yield differential between the 10- and 30-year U.S. Treasuries, which helped performance, as this section of the yield curve narrowed from 160 basis points to 104 basis points. However, the Fund also was positioned to benefit from narrowing of the yield differential between two- and 10- year Treasuries. This section of the yield curve widened from 209 to 265 basis points during the reporting period, which hurt performance. The Fund uses Treasury futures to hedge its interest rate position.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.14%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that

CALVERT SHORT DURATION INCOME FUND MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A shares	(with max. load)
One year	0.86%
Five year	4.54%
Since inception (1/31/2002)	5.48%

class C shares	(with max. load)
One year	1.86%
Five year	4.30%
Since inception (10/1/2002)	4.31%

class I shares*
One year	4.29%
Five year	5.57%
Since inception (2/26/2002)	5.97%

class Y shares**
One year	3.96%
Five year	5.26%
Since inception (1/31/2002)	5.87%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

1 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve

2 According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters

3 Latest data as of February 2011 from the Bureau of Labor Statistics

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,010.20	$5.41
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,005.90	$9.00
Hypothetical	$1,000.00	$1,015.96	$9.04
(5% return per year before expenses)

class I
Actual	$1,000.00	$1,012.90	$2.46
Hypothetical	$1,000.00	$1,022.49	$2.47
(5% return per year before expenses)

class Y
Actual	$1,000.00	$1,011.10	$3.94
Hypothetical	$1,000.00	$1,021.01	$3.96
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.80%, 0.49%, and 0.79% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
Asset-Backed Securities - 3.2%	AMOUNT	VALUE
ACLC Business Loan Receivables Trust, 0.905%, 10/15/21 (e)(r)	$24,196	$23,982
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	632,166	634,062
0.31%, 12/6/13 (r)	5,793,386	5,790,534
5.53%, 1/6/14	3,518,917	3,545,454
1.18%, 2/6/14	2,340,943	2,340,532
5.26%, 1/6/15 (r)	6,251,775	6,338,712
Bear Stearns Asset Backed Securities Trust:
0.47%, 12/25/35 (r)	7,793,437	7,581,534
0.37%, 4/25/37 (r)	2,025,300	1,923,865
Capital Auto Receivables Asset Trust:
5.01%, 4/16/12	2,085,017	2,101,267
5.31%, 6/15/12	4,761,274	4,812,065
5.15%, 9/17/12	3,198,000	3,283,421
Capital One Auto Finance Trust, 5.23%, 7/15/14	13,695,692	14,001,010
Captec Franchise Trust, 8.155%, 6/15/13 (e)	716,979	723,551
CIT Equipment Collateral, 6.59%, 12/22/14	6,299,485	6,407,210
CNH Equipment Trust, 2.97%, 3/15/13	497,971	498,440
Countrywide Asset-Backed Certificates, 0.70%, 11/25/34 (r)	102,421	90,354
CPS Auto Trust:
6.48%, 7/15/13 (e)	20,253,460	20,917,559
5.60%, 1/15/14 (e)	4,166,588	4,257,935
Enterprise Mortgage Acceptance Co. LLC, 7.449%, 1/15/27 (e)(r)	6,836,599	4,238,691
Fifth Third Auto Trust, 4.81%, 1/15/13	13,633,228	13,789,879
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	805,389	9,564
0.014%, 4/15/19 (e)(r)	9,069,451	283,420
Ford Credit Auto Owner Trust, 4.28%, 5/15/12	795,932	802,300
World Omni Automobile Lease Securitization Trust,
1.02%, 1/16/12	1,333,136	1,333,701

Total Asset-Backed Securities (Cost $105,531,215)		105,729,042

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 1.5%
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	1,842,287	287,064
Chase Mortgage Finance Corp.:
0.295%, 12/25/35 (r)	366,511	356,576
2.875%, 2/25/37 (r)	525,261	501,324
2.887%, 2/25/37 (r)	1,047,571	1,000,401
2.905%, 2/25/37 (r)	3,486,521	3,136,826
CS First Boston Mortgage Securities Corp.:
2.785%, 12/25/33 (r)	2,308,181	654,282
5.25%, 12/25/35	1,791,268	1,783,389
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	3,178,048	3,207,083

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COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - CONT’D	AMOUNT	VALUE
Impac CMB Trust:
0.89%, 9/25/34 (r)	$68,552	$53,508
0.99%, 11/25/34 (r)	46,839	41,085
0.77%, 4/25/35 (r)	629,810	511,958
0.87%, 4/25/35 (r)	215,688	117,537
0.79%, 5/25/35 (r)	1,928,097	1,507,301
0.57%, 8/25/35 (r)	459,131	350,311
JP Morgan Mortgage Trust:
3.081%, 7/25/35 (r)	380,737	357,925
5.279%, 7/25/35 (r)	5,368,628	5,231,986
Merrill Lynch Mortgage Investors, Inc.:
2.636%, 2/25/35 (r)	1,310,674	1,253,134
2.669%, 12/25/35 (r)	5,052,661	5,010,693
Residential Accredit Loans, Inc., 0.234%, 5/25/19 (r)	45,252,822	261,620
Structured Asset Mortgage Investments, Inc.:
0.43%, 7/25/46 (r)	1,018,946	602,005
0.44%, 9/25/47 (r)	3,790,083	2,262,145
WaMu Mortgage Pass Through Certificates:
2.725%, 10/25/35 (r)	18,000,000	14,879,137
2.582%, 1/25/36 (r)	1,190,908	1,139,087
1.712%, 4/25/44 (r)	10,877	8,863
Wells Fargo Mortgage Backed Securities Trust:
5.055%, 9/25/35 (r)	4,275,383	4,166,891
0.193%, 10/25/36	41,300,681	115,249

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $48,250,508)		48,797,380

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.1%
Banc of America Commercial Mortgage, Inc.:
6.186%, 6/11/35	30,661,935	31,423,693
5.45%, 6/10/39 (r)	2,092,500	2,237,585
4.576%, 7/10/42	2,892,000	2,913,464
4.161%, 12/10/42	816,518	816,454
5.118%, 7/11/43	3,366,400	3,440,434
Bank of America-First Union NB Commercial Mortgage:
5.464%, 4/11/37	21,448,444	21,596,741
5.761%, 4/11/37	2,475,000	2,439,809
Bear Stearns Commercial Mortgage Securities, 5.61%, 11/15/33	12,114,997	12,250,817
Commercial Mortgage Pass Through Certificates,
5.234%, 7/10/37 (r)	10,956,000	11,208,502
Credit Suisse First Boston Mortgage Securities Corp.:
5.435%, 9/15/34	3,534,718	3,564,542
6.387%, 8/15/36	4,842,655	4,929,861
6.133%, 4/15/37	1,900,232	1,957,684
First Union National Bank Commercial Mortgage,
6.141%, 2/12/34	15,151,116	15,580,793
GE Capital Commercial Mortgage Corp., 6.531%, 5/15/33	153,840	153,759

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
GMAC Commercial Mortgage Securities, Inc.:
6.70%, 4/15/34	$3,668,379	$3,679,556
6.278%, 11/15/39	30,319,399	30,796,693
Greenwich Capital Commercial Funding Corp., 4.883%, 6/10/36	7,249,133	7,387,886
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	36,557,000	37,663,705
6.429%, 4/15/35	8,948,117	9,001,596
5.857%, 10/12/35	30,638,577	30,735,521
6.465%, 11/15/35	4,930,089	4,997,108
6.786%, 11/15/35 (e)(r)	2,500,000	2,585,684
5.299%, 6/12/41 (r)	2,148,381	2,199,070
LB-UBS Commercial Mortgage Trust, 4.51%, 12/15/29	13,799,441	13,913,178
Morgan Stanley Capital I, 5.007%, 1/14/42	8,967,257	9,136,093
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	7,480,000	7,555,677
5.98%, 1/15/39	8,923,503	9,273,472
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	2,342,821	2,343,289
Salomon Brothers Mortgage Securities VII, Inc.:
4.467%, 3/18/36	6,596,085	6,719,504
6.499%, 11/13/36	6,372,421	6,466,265
Wachovia Bank Commercial Mortgage Trust, 6.287%, 4/15/34	3,590,000	3,706,395

Total Commercial Mortgage-Backed Securities
(Cost $306,208,363)		302,674,830

CORPORATE BONDS - 67.5%
Achmea Hypotheekbank NV:
0.661%, 11/3/14 (e)(r)	4,665,000	4,665,025
3.20%, 11/3/14 (e)	7,000,000	7,170,665
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,229,711
Agilent Technologies, Inc., 2.50%, 7/15/13	4,000,000	4,033,273
Alcoa, Inc., 6.15%, 8/15/20	3,800,000	4,017,942
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
Ally Financial, Inc.:
6.00%, 4/1/11	3,498,000	3,497,650
6.00%, 12/15/11	16,508,000	16,796,890
1.75%, 10/30/12	3,970,000	4,034,442
0.309%, 12/19/12 (r)	3,360,000	3,361,204
4.50%, 2/11/14	875,000	872,813
American Airlines Pass Through Trust:
Series 2001-2, Class A, 7.858%, 4/1/13	21,922,000	22,497,452
Series 2001-2, Class B, 8.608%, 10/1/12	18,020,000	18,020,000
American Express Bank FSB:
0.378%, 5/29/12 (r)	6,000,000	5,980,499
0.406%, 6/12/12 (r)	18,515,000	18,463,911
American Express Centurion Bank, 0.406%, 6/12/12 (r)	2,022,000	2,015,936
American Express Travel, 0.461%, 6/1/11 (r)	3,500,000	3,494,565
American Honda Finance Corp., 1.059%, 6/20/11 (e)(r)	11,900,000	11,910,178

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
American Tower Corp., 4.50%, 1/15/18	$2,420,000	$2,371,233
Amphenol Corp., 4.75%, 11/15/14	6,450,000	6,891,946
Anadarko Petroleum Corp., 5.75%, 6/15/14	10,000	10,948
Analog Devices, Inc.:
5.00%, 7/1/14	5,000,000	5,434,268
3.00%, 4/15/16	4,000,000	3,982,282
Anheuser-Busch InBev Worldwide, Inc.:
1.039%, 3/26/13 (r)	4,000,000	4,051,489
0.854%, 1/27/14 (r)	6,000,000	6,044,141
ANZ National International Ltd., 1.309%, 12/20/13 (e)(r)	13,000,000	13,000,145
APL Ltd., 8.00%, 1/15/24 (b)	3,915,000	3,517,862
ArcelorMittal:
3.75%, 3/1/16	1,000,000	997,514
5.50%, 3/1/21	13,800,000	13,570,617
Arrow Electronics, Inc.:
3.375%, 11/1/15	4,000,000	3,946,423
6.00%, 4/1/20	3,347,000	3,541,826
Asciano Finance Ltd.:
3.125%, 9/23/15 (e)	6,225,000	5,951,138
5.00%, 4/7/18 (e)	1,000,000	994,580
4.625%, 9/23/20 (e)	2,000,000	1,831,747
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	-
Australia & New Zealand Banking Group Ltd.,
0.603%, 10/21/11 (e)(r)	4,450,000	4,457,351
BAC Capital Trust XV, 1.111%, 6/1/56 (r)	22,340,000	15,585,976
Bank of America Corp.:
0.588%, 4/30/12 (r)	18,470,000	18,545,321
1.723%, 1/30/14 (r)	8,750,000	8,870,451
5.875%, 1/5/21	2,000,000	2,083,091
Bank of America NA, 0.59%, 6/15/16 (r)	3,000,000	2,780,207
Bank of Montreal, 2.85%, 6/9/15 (e)	25,000,000	25,249,707
Bank of Nova Scotia:
1.65%, 10/29/15 (e)	3,000,000	2,869,163
2.90%, 3/29/16	10,200,000	10,141,095
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.973%, 2/24/14 (e)(r)	17,000,000	17,000,195
BankAmerica Capital III, 0.873%, 1/15/27 (r)	8,230,000	6,324,115
BankBoston Capital Trust III, 1.06%, 6/15/27 (r)	1,450,000	1,125,114
Barclays Bank plc, 2.50%, 9/21/15 (e)	8,450,000	8,212,488
Barnett Capital III, 0.929%, 2/1/27 (r)	1,100,000	847,025
Beckman Coulter, Inc., 6.00%, 6/1/15	4,000,000	4,376,025
Bemis Co., Inc., 5.65%, 8/1/14	2,000,000	2,166,595
Berkshire Hathaway Finance Corp., 0.428%, 1/13/12 (r)	1,250,000	1,250,245
Berkshire Hathaway, Inc., 0.742%, 2/11/13 (r)	15,000,000	15,092,955
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	8,869,000	9,212,674
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	5,000,000	5,317,746
Burger King Corp., 9.875%, 10/15/18	1,500,000	1,578,750
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/29/49 (b)(e)(r)	12,660,000	9,792,510
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (e)	4,940,000	4,908,229

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	$3,000,000	$3,022,693
7.875%, 10/15/19 (e)	11,100,000	11,364,220
Capital One Financial Corp.:
4.80%, 2/21/12	2,000,000	2,066,468
6.15%, 9/1/16	3,800,000	4,136,525
CareFusion Corp.:
4.125%, 8/1/12	2,000,000	2,069,330
5.125%, 8/1/14	2,000,000	2,155,318
Caterpillar Financial Services Corp., 0.559%, 12/16/11 (r)	10,000,000	10,016,920
Cellco Partnership, 2.914%, 5/20/11 (r)	15,000,000	15,046,061
Cemex SAB de CV, 5.301%, 9/30/15 (e)(r)	28,550,000	28,321,442
Charter One Bank:
5.50%, 4/26/11	16,500,000	16,540,249
6.375%, 5/15/12	5,000,000	5,230,749
Chase Capital II, 0.804%, 2/1/27 (r)	3,282,000	2,757,158
Chase Capital VI, 0.929%, 8/1/28 (r)	1,500,000	1,265,626
Church & Dwight Co., Inc., 3.35%, 12/15/15	2,000,000	1,996,003
Citibank:
0.303%, 7/12/11 (r)	4,875,000	4,874,337
0.341%, 5/7/12 (r)	5,550,000	5,554,939
Citigroup Funding, Inc.:
0.634%, 4/30/12 (r)	15,000,000	15,065,970
0.353%, 7/12/12 (r)	8,500,000	8,505,874
Citigroup, Inc.:
2.312%, 8/13/13 (r)	26,000,000	26,766,754
0.435%, 3/7/14 (r)	13,750,000	13,432,432
5.50%, 10/15/14	3,000,000	3,236,662
4.587%, 12/15/15	4,000,000	4,120,855
Cliffs Natural Resources, Inc., 4.875%, 4/1/21	1,000,000	986,245
CNL, Inc.ome Properties, Inc., 7.25%, 4/15/19 (e)	1,000,000	992,490
Columbia University, 6.83%, 12/15/20	322,581	354,048
Comcast Corp., 5.90%, 3/15/16	4,951,000	5,501,368
Con-way, Inc., 7.25%, 1/15/18	4,650,000	5,044,091
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
4.20%, 5/13/14 (e)	2,000,000	2,114,262
2.125%, 10/13/15	6,000,000	5,792,929
Corn Products International, Inc., 3.20%, 11/1/15	5,000,000	4,990,251
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	5,850,000	5,852,014
Crown Castle Towers LLC:
4.523%, 1/15/15 (e)	4,250,000	4,393,438
4.174%, 8/15/17 (e)	3,000,000	2,985,000
4.883%, 8/15/20 (e)	2,960,000	2,956,300
3.214%, 8/15/35 (e)	3,000,000	2,996,250
5.495%, 1/15/37 (e)	4,000,000	4,240,000
CVS Caremark Corp., 6.302% to 6/1/12,
floating rate thereafter to 6/1/62 (r)	14,539,000	14,245,212
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	5,560,460	5,761,612
5.298%, 1/11/27 (e)	1,009,555	1,020,132
6.036%, 12/10/28	12,781,092	13,341,117
6.943%, 1/10/30	1,933,818	2,106,237
7.507%, 1/10/32 (e)	2,154,517	2,471,102

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Dell, Inc., 0.91%, 4/1/14 (r)	$9,450,000	$9,469,882
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,660,625
Deutsche Bank AG, 0.953%, 1/18/13 (r)	16,000,000	16,055,200
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	2,600,000	2,132,000
Developers Diversified Realty Corp.:
5.25%, 4/15/11	6,000,000	6,001,500
4.75%, 4/15/18	4,000,000	3,900,000
Discover Bank, 8.70%, 11/18/19	8,890,000	10,617,434
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,491,580
DISH DBS Corp., 6.375%, 10/1/11	2,450,000	2,499,000
DnB NOR Boligkreditt AS, 2.10%, 10/14/16 (e)	15,000,000	14,398,423
Dominion Resources, Inc., 6.30% to 9/30/11,
floating rate thereafter to 9/30/66 (r)	27,470,000	27,126,625
Dow Chemical Co., 2.562%, 8/8/11 (r)	9,500,000	9,558,002
EI du Pont de Nemours & Co., Zero Coupon, 12/27/39 (r)	1,600,000	1,585,245
Enterprise Products Operating LLC:
7.625%, 2/15/12	12,000,000	12,688,380
3.20%, 2/1/16	14,000,000	13,915,395
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	12,655,000	13,129,562
Equity One, Inc., 6.25%, 12/15/14	5,500,000	5,902,026
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,236,478
FBG Finance Ltd., 5.125%, 6/15/15 (e)	6,150,000	6,495,677
Fifth Third Bank, 0.424%, 5/17/13 (r)	24,175,000	23,705,242
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,614,490
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	3,200,000	2,435,500
Ford Motor Credit Co. LLC:
5.56%, 6/15/11 (r)	36,150,000	36,240,375
9.875%, 8/10/11	3,000,000	3,075,000
7.25%, 10/25/11	533,000	546,325
3.053%, 1/13/12 (r)	33,305,000	33,596,752
7.80%, 6/1/12	2,000,000	2,120,000
8.00%, 12/15/16	1,500,000	1,695,000
Foster’s Finance Corp.:
6.875%, 6/15/11 (e)	10,000,000	10,097,033
4.875%, 10/1/14 (e)	8,880,000	9,399,300
Four Fishers LLC VRDN, 0.49%, 4/1/24 (r)	3,770,000	3,770,000
GameStop Corp., 8.00%, 10/1/12	5,689,000	5,795,669
General Electric Capital Corp.:
0.61%, 6/8/12 (r)	4,830,000	4,851,522
0.429%, 6/20/13 (r)	22,000,000	21,721,304
5.40%, 2/15/17	2,000,000	2,165,474
0.581%, 8/7/18 (r)	3,317,000	3,082,110
GenOn Americas Generation LLC, 8.30%, 5/1/11	21,024,000	21,076,560
Georgia-Pacific LLC, 8.125%, 5/15/11	7,000,000	7,052,500
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	10,440,000	3,210,300
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	3,303,150
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	290,000
6.33%, 7/28/11 (e)(y)*	180,000	54,900
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,000,000	814,040
Goldman Sachs Capital III, 1.081%, 9/29/49 (r)	8,000,000	6,313,470

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Goldman Sachs Group, Inc.:
0.562%, 11/9/11 (r)	$12,470,000	$12,494,466
0.51%, 3/15/12 (r)	4,620,000	4,629,938
3.625%, 2/7/16	4,000,000	3,959,477
0.759%, 3/22/16 (r)	23,000,000	22,176,054
5.625%, 1/15/17	5,000,000	5,255,598
6.00%, 6/15/20	2,300,000	2,424,047
Great River Energy, 5.829%, 7/1/17 (e)	16,062,853	17,493,712
Greif, Inc., 6.75%, 2/1/17	300,000	318,000
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (e)	2,000,000	1,999,866
HCP, Inc., 5.95%, 9/15/11	10,391,000	10,631,510
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	991,020
Hertz Corp., 6.75%, 4/15/19 (e)	4,750,000	4,702,500
Hewlett-Packard Co., 1.361%, 5/27/11 (r)	10,000,000	10,015,697
HSBC Bank plc, 1.103%, 1/17/14 (e)(r)	9,500,000	9,494,710
Hyundai Capital America, 3.75%, 4/6/16 (e)	1,000,000	976,989
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	3,200,000	3,279,168
ING Bank NV, 4.00%, 3/15/16 (e)	17,000,000	16,965,209
International Lease Finance Corp.:
5.75%, 6/15/11	3,000,000	3,015,000
6.50%, 9/1/14 (e)	5,000,000	5,312,500
6.75%, 9/1/16 (e)	5,000,000	5,312,500
Irwin Land LLC:
4.51%, 12/15/15 (e)	1,030,000	1,022,265
5.03%, 12/15/25 (e)	900,000	881,973
Jefferies Group, Inc., 3.875%, 11/9/15	4,500,000	4,514,802
John Deere Capital Corp., 1.06%, 6/10/11 (r)	4,700,000	4,706,340
Jones Group, Inc., 6.875%, 3/15/19	3,770,000	3,704,025
JPMorgan Chase & Co.:
0.433%, 4/1/11 (r)	9,115,000	9,115,000
0.54%, 6/15/12 (r)	4,370,000	4,385,575
0.559%, 12/26/12 (r)	23,170,000	23,283,695
2.60%, 1/15/16	15,000,000	14,418,953
JPMorgan Chase Bank, 0.64%, 6/13/16 (r)	16,285,000	15,409,212
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	7,114,000	5,888,293
KeyBank, 5.80%, 7/1/14	7,500,000	8,179,344
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	3,000,000	3,108,750
Lafarge SA, 6.15%, 7/15/11	9,523,000	9,662,120
Leucadia National Corp., 8.125%, 9/15/15	18,450,000	20,377,319
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	1,780,000	1,797,747
5.733%, 12/1/17 (e)	2,000,000	2,012,240
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	2,610
Marsh & McLennan Co.’s, Inc., 6.25%, 3/15/12	4,250,000	4,411,701
Masco Corp.:
5.875%, 7/15/12	2,690,000	2,813,544
4.80%, 6/15/15	10,500,000	10,422,386
7.125%, 3/15/20	5,210,000	5,385,838
MBNA Capital, 1.104%, 2/1/27 (r)	12,000,000	9,235,549
Merrill Lynch & Co., Inc.:
5.70%, 5/2/17	5,000,000	5,155,959
1.07%, 9/15/26 (r)	4,200,000	3,275,764

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
MetLife Institutional Funding II:
0.709%, 3/27/12 (e)(r)	$13,000,000	$13,000,161
0.703%, 7/12/12 (e)(r)	25,000,000	25,047,400
MetLife, Inc.:
0.628%, 6/29/12 (r)	13,250,000	13,294,839
1.561%, 8/6/13 (r)	8,000,000	8,084,212
Metropolitan Life Global Funding I:
2.303%, 4/14/11 (e)(r)	12,280,000	12,282,468
0.703%, 7/13/11 (e)(r)	10,000,000	9,999,723
0.803%, 4/10/12 (e)(r)	2,500,000	2,499,999
Morgan Stanley:
0.553%, 1/9/12 (r)	3,168,000	3,164,330
0.592%, 2/10/12 (r)	3,000,000	3,007,529
4.20%, 11/20/14	3,000,000	3,085,157
6.00%, 4/28/15	3,000,000	3,255,025
5.375%, 10/15/15	3,000,000	3,186,398
3.45%, 11/2/15	9,000,000	8,825,823
0.753%, 10/18/16 (r)	1,400,000	1,309,361
6.25%, 8/28/17	22,200,000	23,903,819
5.50%, 1/26/20	3,500,000	3,511,411
Motors Liquidation Co., 7.125%, 7/15/13 (ii)*	14,816,000	4,185,520
National Semiconductor Corp., 3.95%, 4/15/15	8,260,000	8,415,357
Nationwide Building Society, 0.494%, 5/17/12 (e)(r)	5,400,000	5,399,296
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	8,890,000	9,132,875
6.59%, 7/7/38	1,300,000	1,344,703
Nevada Power Co., 8.25%, 6/1/11	9,966,000	10,084,390
New York Life Global Funding, 1.85%, 12/13/13 (e)	5,000,000	5,025,726
NextEra Energy Capital Holdings, Inc., 0.712%, 11/9/12 (r)	12,700,000	12,730,845
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (e)	2,000,000	2,085,699
North Fork Bancorporation, Inc., 5.875%, 8/15/12	6,375,000	6,671,727
Northwest Airlines Pass Through Trust, 6.841%, 10/1/12	200,000	200,000
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	554,754
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	21,750,000	22,076,467
5.88%, 10/1/51 (b)(e)	3,845,000	3,346,419
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	6,000,000	6,052,500
9.75%, 8/15/13 (e)	7,935,000	7,925,081
8.25%, 12/15/14	1,000,000	532,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,400,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	3,000,000	2,947,500
Pacific Pilot Funding Ltd., 1.053%, 10/20/16 (e)(r)	437,849	402,968
Pioneer Natural Resources Co., 5.875%, 7/15/16	39,900,000	41,895,000
PNC Funding Corp.:
0.444%, 1/31/12 (r)	9,415,000	9,404,804
0.503%, 4/1/12 (r)	6,970,000	6,989,272
Procter & Gamble - ESOP, 0.023%, 11/15/39 (r)	1,000,000	991,538
Prudential Holdings LLC, 1.184%, 12/18/17 (e)(r)	7,940,000	7,416,237
Quest Diagnostics, Inc., 3.20%, 4/1/16	2,000,000	1,990,330
Rabobank Nederland NV, 0.511%, 8/5/11 (e)(r)	2,200,000	2,199,641

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Rio Tinto Alcan, Inc.:
4.50%, 5/15/13	$3,400,000	$3,614,291
5.20%, 1/15/14	1,282,000	1,360,683
5.00%, 6/1/15	4,000,000	4,319,047
Ryder System, Inc.:
3.15%, 3/2/15	4,000,000	4,012,228
3.60%, 3/1/16	5,000,000	5,034,444
SBA Tower Trust, 4.254%, 4/15/40 (e)	4,500,000	4,721,778
Senior Housing Properties Trust, 8.625%, 1/15/12	13,352,000	13,969,530
Skyway Concession Co. LLC, 0.587%, 6/30/17 (e)(r)	2,500,000	2,278,373
Southern Co., 0.703%, 10/21/11 (r)	3,000,000	3,006,957
Southwestern Energy Co., 7.50%, 2/1/18	1,000,000	1,130,000
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	904,635
Stadshypotek AB, 0.857%, 9/30/13 (e)(r)	22,940,000	22,940,212
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	10,000,000	10,010,682
Steel Dynamics, Inc., 7.375%, 11/1/12	4,000,000	4,260,000
Steelcase, Inc., 6.375%, 2/15/21	1,500,000	1,518,755
Sunoco, Inc., 6.75%, 4/1/11	3,148,000	3,147,877
SunTrust Bank:
0.424%, 5/21/12 (r)	26,863,000	26,804,832
0.603%, 8/24/15 (r)	5,650,000	5,337,308
SunTrust Banks, Inc., 3.60%, 4/15/16	2,500,000	2,483,377
SunTrust Capital I, 0.983%, 5/15/27 (r)	1,000,000	777,740
Svenska Handelsbanken AB, 1.31%, 9/14/12 (e)(r)	11,800,000	11,901,350
Systems 2001 AT LLC:
7.156%, 12/15/11 (e)	283,805	290,559
6.664%, 9/15/13 (e)	20,928,574	22,341,253
TCM Sub LLC, 3.55%, 1/15/15 (e)	3,000,000	3,070,759
TD Ameritrade Holding Corp.:
2.95%, 12/1/12	1,000,000	1,021,019
4.15%, 12/1/14	2,180,000	2,271,435
Telecom Italia Capital SA, 6.20%, 7/18/11	13,699,000	13,896,888
Telefonica Emisiones SAU:
5.984%, 6/20/11	3,997,000	4,039,233
3.992%, 2/16/16	1,700,000	1,704,886
6.421%, 6/20/16	8,944,000	9,909,934
5.134%, 4/27/20	2,500,000	2,480,697
5.462%, 2/16/21	1,000,000	1,012,125
The Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 6/15/11	9,525,000	9,667,875
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	659
Time Warner, Inc., 4.75%, 3/29/21	3,500,000	3,463,923
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	131,530,000	34,694,983
2/15/45 (b)(e)	143,653,305	21,902,819
Toronto-Dominion Bank, 2.20%, 7/29/15 (e)	7,000,000	6,910,221
Total Capital Canada Ltd., 0.684%, 1/17/14 (r)	5,800,000	5,804,872
Travelers Insurance Company Ltd., 0.553%, 12/8/11 (r)	1,500,000	1,495,448
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	55,479,000	56,424,843
Verizon Communications, Inc.:
0.919%, 3/28/14 (r)	21,000,000	21,069,165
3.00%, 4/1/16	20,000,000	19,875,489

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Volkswagen International Finance NV:
0.757%, 10/1/12 (e)(r)	$12,000,000	$11,996,504
0.917%, 4/1/14 (e)(r)	12,100,000	12,090,388
Wachovia Capital Trust III, 5.57% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	44,887,000	41,183,822
Wal-Mart Stores, Inc., 8.07%, 12/21/12	256,899	263,534
Wells Fargo & Co., 0.53%, 6/15/12 (r)	1,830,000	1,835,566
Western Express, Inc., 12.50%, 4/15/15 (e)	3,160,000	3,073,100
Westpac Banking Corp.:
0.603%, 10/21/11 (e)(r)	7,250,000	7,251,998
1.037%, 3/31/14 (e)(r)	14,000,000	14,000,129
Williams Partners LP, 7.50%, 6/15/11	11,405,000	11,555,859
Willis North America, Inc.:
5.625%, 7/15/15	14,261,000	15,136,645
6.20%, 3/28/17	1,000,000	1,061,062
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	23,471,891	21,256,838
Wm. Wrigley Jr. Co., 1.684%, 6/28/11 (e)(r)	25,000,000	25,010,460
Woodside Finance Ltd., 4.50%, 11/10/14 (e)	5,000,000	5,285,182
Xerox Corp., 6.875%, 8/15/11	7,650,000	7,824,945
Yale University, 2.90%, 10/15/14	5,300,000	5,471,628
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,534,671

Total Corporate Bonds (Cost $2,181,834,978)		2,235,360,360

MUNICIPAL OBLIGATIONS - 9.8%
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/11	11,000,000	10,613,240
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.27%, 7/15/28 (r)	1,150,000	1,150,000
Allegheny County Pennsylvania IDA Revenue VRDN,
0.25%, 6/1/38 (r)	1,600,000	1,600,000
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	460,000	468,791
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	496,733
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,004,460
Butler Pennsylvania Redevelopment Authority Tax
Allocation Bonds, 5.25%, 12/1/13	505,000	511,030
Calhoun County Alabama Economic Development Council
Revenue VRDN, 0.46%, 4/1/21 (r)	4,100,000	4,100,000
California State Housing Finance Agency Revenue VRDN,
0.22%, 8/1/33 (r)	2,430,000	2,430,000
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,938,889
California State Infrastructure & Economic Development Bank
Revenue VRDN, 0.24%, 4/1/42 (r)	10,615,000	10,615,000
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon, 6/1/13	3,190,000	2,868,065
Canyon Texas Regional Water Authority Re~~v~~enue Bonds,
5.70%, 8/1/12	165,000	170,174
Chelsea Michigan Economic Development Corp.
LO Revenue VRDN, 0.27%, 10/1/36 (r)	1,975,000	1,975,000

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 22

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Collier County Florida MFH Finance Authority Revenue VRDN,
0.26%, 7/15/34 (r)	$2,900,000	$2,900,000
Colorado State HFA Revenue VRDN:
Hamptons Apts. Project, 0.21%, 10/15/16 (r)	1,000,000	1,000,000
Silver Apts. Project, 0.21%, 10/15/16 (r)	500,000	500,000
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	2,022,315
No. 095 Brookfield, 5.45%, 12/1/11	200,000	204,644
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	359,944
Corte Madera California COPs, 5.447%, 2/1/16	965,000	962,973
District of Columbia Housing Finance Agency MFH
Revenue VRDN, 0.25%, 11/1/38 (r)	1,295,000	1,295,000
District of Columbia Revenue VRDN, 0.22%, 4/1/38 (r)	3,000,000	3,000,000
East Baton Rouge Parish Industrial Development Board, Inc.
Revenue VRDN, 0.15%, 8/1/35 (r)	48,000,000	48,000,000
Englewood Colorado MFH Revenue VRDN, 0.24%, 12/1/26 (r)	600,000	600,000
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,535,000	1,504,730
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	630,295
Franklin County Ohio Health Care Revenue VRDN,
0.24%, 11/1/34 (r)	1,500,000	1,500,000
Frisco Texas Economic Development Corp. Sales Tax
Revenue Bonds, 5.619%, 2/15/17	880,000	907,174
Hills City Iowa Health Facilities Revenue VRDN, 0.21%, 8/1/35 (r)	4,725,000	4,725,000
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,222,497
12/1/11	1,230,000	1,200,185
Illinois GO Bonds, 4.961%, 3/1/16	34,000,000	34,020,740
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,590,000	1,641,007
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	490,000	511,638
Kansas City Missouri IDA & MFH Revenue VRDN,
0.27%, 9/15/32 (r)	1,400,000	1,400,000
La Verne California PO Revenue Bonds, 5.49%, 6/1/11	350,000	351,922
Louisiana Public Facilities Authority Revenue VRDN,
0.25%, 8/1/23 (r)	2,485,000	2,485,000
Maryland Community Development Administration
Revenue VRDN, 0.27%, 12/1/37 (r)	1,000,000	1,000,000
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 0.25%, 7/1/34 (r)	1,000,000	1,000,000
Maryland State Transportation Authority Revenue Bonds,
5.164%, 7/1/25	2,250,000	2,237,265
Massachusetts State Development Finance Agency
Revenue VRDN, 0.27%, 9/1/16 (r)	2,200,000	2,200,000
Michigan State Hospital Finance Authority
Revenue VRDN, 0.25%, 3/1/30 (r)	5,900,000	5,900,000
Midpeninsula California Regional Open Space District
Financing Authority Revenue Bonds, 5.15%, 9/1/12	1,075,000	1,090,050
Mississippi State Business Finance Corp. Revenue VRDN,
0.25%, 3/1/17 (r)	1,835,000	1,835,000

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Missouri State Health & Educational Facilities Authority
Revenue VRDN, 0.23%, 11/1/32 (r)	$1,000,000	$1,000,000
Mobile Alabama Industrial Development Board Pollution
Revenue VRDN, 0.25%, 6/1/34 (r)	28,800,000	28,800,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.21%, 12/1/30 (r)	7,700,000	7,700,000
Montgomery County Pennsylvania Redevelopment Authority
MFH Revenue VRDN:
Forge Gate Apts. Project, 0.26%, 8/15/31 (r)	1,325,000	1,325,000
Kingswood Apts. Project, 0.26%, 8/15/31 (r)	1,150,000	1,150,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 0.26%, 6/1/34 (r)	6,812,500	6,812,500
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,639,889
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.32%, 6/1/17	935,000	864,810
Nevada State Housing Division Revenue VRDN, 0.26%, 4/15/39 (r)	4,800,000	4,800,000
New Britain Connecticut GO Revenue VRDN, 0.34%, 2/1/26 (r)	2,200,000	2,200,000
New Jersey State Health Care Facilities Financing Authority
Revenue VRDN, 0.23%, 7/1/33 (r)	2,200,000	2,200,000
New York City Housing Development Corp. MFH
Revenue VRDN:
0.24%, 6/15/34 (r)	200,000	200,000
0.24%, 12/1/35 (r)	185,000	185,000
New York Metropolitan Transportation Authority
Revenue VRDN, 0.23%, 11/1/35 (r)	7,900,000	7,900,000
New York State Housing Finance Agency Revenue VRDN:
0.25%, 5/15/33 (r)	300,000	300,000
0.27%, 5/15/33 (r)	10,200,000	10,200,000
0.24%, 5/15/34 (r)	4,100,000	4,100,000
0.27%, 5/15/36 (r)	200,000	200,000
0.23%, 5/15/37 (r)	500,000	500,000
0.23%, 5/1/42 (r)	2,480,000	2,480,000
New York State Urban Development Corp. Revenue Bonds:
4.38%, 12/15/11	2,300,000	2,361,916
2.626%, 12/15/14	12,000,000	12,083,520
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,891,946
5.252%, 9/1/16	1,495,000	1,492,757
5.263%, 9/1/16	1,920,000	1,904,794
Oakland City California PO Revenue Bonds,
Zero Coupon, 12/15/12	1,680,000	1,600,032
Orange County California PO Revenue Bonds,
Zero Coupon, 9/1/11	6,100,000	6,066,633
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/12	2,000,000	1,957,900
Osprey Property Co., LLC VRDN, 0.28%, 6/1/27 (r)	1,000,000	1,000,000
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 5.59%, 9/1/17	1,020,000	1,021,316
Pittsburg California Redevelopment Agency Tax
Allocation Bonds, 5.115%, 8/1/16	1,285,000	1,195,885
Placer County California Redevelopment Agency Tax
Allocation Bonds, 5.75%, 8/1/15	530,000	545,434

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 24

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Richfield Minnesota MFH Revenue VRDN, 0.27%, 3/1/34 (r)	$1,000,000	$1,000,000
Riverside California Public Financing Authority Tax
Allocation Bonds, 5.24%, 8/1/17	1,405,000	1,363,243
Roseville California Redevelopment Agency Tax
Allocation Bonds, 5.31%, 9/1/13	315,000	318,824
Rural Electric Co-op Grantor Trust Certificates VRDN,
0.60%, 12/18/17 (r)	1,320,000	1,320,000
San Diego California Redevelopment Agency Tax
Allocation Bonds, 5.66%, 9/1/16	1,035,000	1,038,188
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.18%, 9/1/11	425,000	425,238
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	240,000	253,850
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.20%, 2/1/14	995,000	1,073,167
South Dakota State Housing Development Authority
Revenue VRDN, 0.27%, 1/1/44 (r)	1,500,000	1,500,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.27%, 8/1/34 (r)	1,800,000	1,800,000
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	925,000	969,067
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	300,000	310,068
Tarrant County Texas Industrial Development Corp.
Revenue VRDN, 0.39%, 9/1/27 (r)	3,680,000	3,680,000
Texas State Transportation Commission Revenue Bonds,
5.028%, 4/1/26	1,000,000	986,330
Tift County Georgia IDA Revenue VRDN, 0.28%, 2/1/28 (r)	5,000,000	5,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN, 0.31%, 3/1/27 (r)	1,500,000	1,500,000
Wisconsin Health & Educational Facilities Authority
Revenue VRDN, 0.22%, 4/1/35 (r)	14,005,000	14,005,000
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	343,197

Total Municipal Obligations (Cost $324,032,355)		324,714,265

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 3.3%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	30,445,000	31,662,800
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	5,000,000	4,000,000
COP I LLC:
3.613%, 12/5/21	4,312,895	4,451,201
3.65%, 12/5/21	6,104,254	6,067,724
Fannie Mae, 0.375%, 12/28/12	1,250,000	1,242,344
New Valley Generation I, 7.299%, 3/15/19	2,421,036	2,791,318
New Valley Generation II, 5.572%, 5/1/20	3,580,253	3,752,249
New Valley Generation V, 4.929%, 1/15/21	3,496,627	3,800,589
Overseas Private Investment Corp.:
0.22%, 8/15/17 (b)(r)	1,800,000	1,800,000
0.22%, 8/15/17 (r)	4,000,000	4,000,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	7,168,271	7,147,842
3.547%, 4/10/22	12,278,068	12,227,482

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - CONT’D	AMOUNT	VALUE
Private Export Funding Corp., 3.05%, 10/15/14	$10,000,000	$10,361,566
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	449,999	515,933
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	7,910,000	5,299,700
Vessel Management Services, Inc., 5.85%, 5/1/27	8,667,000	9,512,813

Total U.S. Government Agencies and Instrumentalities
(Cost $104,353,470)		108,633,561

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.0%
Government National Mortgage Association:
5.50%, 1/16/32 (b)	1,699,350	94,018
5.50%, 5/20/32 (b)	1,457,367	66,899

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $466,116)		160,917

U.S. TREASURY - 1.7%
United States Treasury Bonds:
4.25%, 11/15/40	1,490,000	1,424,580
4.75%, 2/15/41	25,290,000	26,285,794
United States Treasury Notes:
0.625%, 1/31/13	4,980,000	4,970,662
0.625%, 2/28/13	2,550,000	2,543,625
1.00%, 1/15/14	2,050,000	2,039,750
1.25%, 3/15/14	5,640,000	5,638,237
2.125%, 2/29/16	11,468,000	11,430,371
3.625%, 2/15/21	885,000	897,722

Total U.S. Treasury (Cost $55,576,576)		55,230,741

FLOATING RATE LOANS (D) - 0.3%
Clear Channel Communications, Inc., Term Loan B,
3.912%, 1/29/16 (r)	9,640,253	8,476,733

Total Floating Rate Loans (Cost $8,953,788)		8,476,733

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EQUITY SECURITIES - 0.2%			shares	value
Woodbourne Capital:
Trust I, Preferred (b)(e)			2,125,000	$1,487,500
Trust II, Preferred (b)(e)			2,125,000	1,487,500
Trust III, Preferred (b)(e)			3,125,000	2,187,500
Trust IV, Preferred (b)(e)			3,125,000	2,187,500

Total Equity Securities (Cost $5,920,000)				7,350,000

TOTAL INVESTMENTS (Cost $3,141,127,369) - 96.6%				3,197,127,829
Other assets and liabilities, net - 3.4%				114,040,272
Net assets - 100%				$3,311,168,101

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
Futures	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	86	6/11	$10,043,859	$5,215
10 Year U.S. Treasury Notes	151	6/11	17,973,719	25,935
30 Year U.S. Treasury Bonds	1,019	6/11	122,471,063	11,588
Total Purchased				$42,738

Sold:
2 Year U.S. Treasury Notes	9,014	6/11	$1,966,178,750	($1,131,806)

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

(b)	This security was valued by the Board of Trustees. See Note A.

(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest rates which are periodically redetermined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obli- gated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u)	This security is no longer accruing interest.

(w)	Security is in default and is no longer accruing interest.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The govern- ment has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

(ii)	General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accuring inter- est. Subsequent to period end, the Fund received a distribution of new GM stock and new GM warrants in exchange for the Motors Liquidation Co. Notes.

*	Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $3,141,127,369) - see accompanying
schedule		$3,197,127,829
Cash		119,542,429
Receivable for securities sold		35,001,257
Receivable for shares sold		20,964,915
Interest and dividends receivable		22,825,916
Other assets		6,565,635
Total assets		3,402,027,981

LIABILITIES
Payable for securities purchased		79,382,011
Payable for shares redeemed		7,685,645
Receivable for futures variation margin		579,085
Payable to Calvert Asset Management Company, Inc.		1,421,442
Payable to Calvert Administrative Services Company		791,682
Payable to Calvert Shareholder Services, Inc.		63,160
Payable to Calvert Distributors, Inc.		670,094
Accrued expenses and other liabilities		266,761
Total liabilities		90,859,880

NET ASSETS		$3,311,168,101

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 111,503,106 shares outstanding		$1,788,295,061
Class C: 20,044,355 shares outstanding		321,276,613
Class I: 5,137,654 shares outstanding		83,337,939
Class Y: 63,638,696 shares outstanding		1,050,872,740
Undistributed net investment income (loss)		(2,754,086)
Accumulated net realized gain (loss) on investments		15,228,442
Net unrealized appreciation (depreciation) on investments		54,911,392

NET ASSETS		$3,311,168,101

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,838,351,212)		$16.49
Class C (based on net assets of $329,210,119)		$16.42
Class I	(based on net assets of $85,056,484)	$16.56
Class Y	(based on net assets of $1,058,550,286)	$16.63

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED
MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$55,942,639
Dividend income (net of foreign taxes withheld of $40)	144,239
Other income	51,361
Total investment income	56,138,239

Expenses:
Investment advisory fee	5,309,088
Administrative fees	4,726,904
Transfer agency fees and expenses	3,204,973
Distribution Plan expenses:
Class A	2,397,082
Class C	1,657,166
Trustees’ fees and expenses	51,897
Custodian fees	156,314
Registration fees	59,136
Reports to shareholders	436,247
Professional fees	37,274
Accounting fees	181,340
Miscellaneous	44,131
Total expenses	18,261,552
Reimbursement from Advisor:
Class A	(683,693)
Fees paid indirectly	(6,930)
Net expenses	17,570,929

NET INVESTMENT INCOME	38,567,310

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	27,046,184
Futures	(8,653,000)
18,393,184

Change in unrealized appreciation (depreciation) on:
Investments	(27,037,567)
Futures	3,262,127
(23,775,440)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(5,382,256)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,185,054

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$38,567,310	$69,937,815
Net realized gain (loss)	18,393,184	27,883,419
Change in unrealized appreciation (depreciation)	(23,775,440)	38,955,349

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,185,054	136,776,583

Distributions to shareholders from:
Net investment income:
Class A shares	(22,642,899)	(50,841,178)
Class C shares	(2,718,288)	(4,819,780)
Class I shares	(1,030,189)	(1,390,470)
Class Y shares	(13,744,143)	(9,600,945)
Net realized gain:
Class A shares	(14,395,126)	(25,667,341)
Class C shares	(2,459,898)	(3,427,548)
Class I shares	(501,603)	(608,217)
Class Y shares	(7,441,834)	(2,269,326)
Total distributions	(64,933,980)	(98,624,805)

Capital share transactions:
Shares sold:
Class A shares	318,553,786	1,750,468,710
Class C shares	44,553,946	172,515,257
Class I shares	32,716,814	48,004,269
Class Y shares	274,111,965	1,046,422,544
Reinvestment of distributions:
Class A shares	32,928,396	63,089,910
Class C shares	2,699,849	4,456,409
Class I shares	1,454,017	1,969,169
Class Y shares	3,917,814	6,580,437
Redemption fees:
Class A shares	24,207	117,240
Class C shares	1,656	4,978
Class I shares	—	231
Class Y shares	31,489	27,570
Shares redeemed:
Class A shares	(496,873,724)	(1,592,581,449)
Class C shares	(52,779,515)	(62,242,634)
Class I shares	(7,847,631)	(19,187,534)
Class Y shares	(272,636,458)	(150,869,284)
Total capital share transactions	(119,143,389)	1,268,775,823

TOTAL INCREASE (DECREASE) IN NET ASSETS	($150,892,315)	$1,306,927,601

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (CONT’D)
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2011	2010
Beginning of period	$3,462,060,416	$2,155,132,815
End of period (including distributions in excess of net investment
income of $2,754,086 and $1,185,877, respectively)	$3,311,168,101	$3,462,060,416

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	19,290,230	106,435,139
Class C shares	2,708,619	10,539,144
Class I shares	1,970,557	2,901,160
Class Y shares	16,462,511	62,975,873
Reinvestment of distributions:
Class A shares	1,997,755	3,849,255
Class C shares	164,504	273,145
Class I shares	87,872	119,678
Class Y shares	235,596	398,467
Shares redeemed:
Class A shares	(30,110,959)	(96,697,876)
Class C shares	(3,209,501)	(3,797,564)
Class I shares	(473,286)	(1,165,179)
Class Y shares	(16,341,069)	(9,079,124)
Total capital share activity	(7,217,171)	76,752,118

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $87,908,469 or 2.7% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	valuatIon InPuts
InvestMents In securItIes	level 1	level 2	level 3		total
Equity securities	-	-	$7,350,000		$7,350,000
Asset backed securities	-	$105,729,042	-		105,729,042
Collateralized mortgage-backed
obligations	-	48,797,380	-		48,797,380
Commercial mortgage-backed
securities	-	302,674,830	-		302,674,830
Corporate debt	-	2,204,596,719	30,763,641		2,235,360,360
Municipal obligations	-	324,714,265	-		324,714,265
U.S. government obligations	-	162,225,219	1,800,000		164,025,219
Other debt obligations	-	8,476,733	-		8,476,733
TOTAL	-	$3,157,214,188	$39,913,641	**	$3,197,127,829
Other financial instruments*	($1,089,068)	-	-		($1,089,068)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 securities represent 1.2% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obli-

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gations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 28.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial

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statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company.

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The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion (.30% over $1.5 billion prior to February 1, 2011).

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $69,408 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $383,241 for the six months ended March 31, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,931,965,601 and $1,576,678,009, respectively. U.S. government security purchases and sales were $1,850,314,053 and $1,844,149,809, respectively.

The Fund intends to elect to defer net capital losses of $6,599,090 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

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As of March 31, 2011, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$85,628,307
Unrealized (depreciation)	(32,043,691)
Net unrealized appreciation/(depreciation)	$53,584,616
Federal income tax cost of investments	$3,143,543,213

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, such purchase and sales transactions were $223,486,992 and $215,005,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$580,815	1.51%	$20,220,062	January 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009 (z)
Net asset value, beginning	$16.64		$16.48	$15.70
Income from investment operations:
Net investment income	.19		.42	.52
Net realized and unrealized gain (loss)	(.02)		.37	.88
Total from investment operations	.17		.79	1.40
Distributions from:
Net investment income	(.20)		(.40)	(.49)
Net realized gain	(.12)		(.23)	(.13)
Total distributions	(.32)		(.63)	(.62)
Total increase (decrease) in net asset value	(.15)		.16	.78
Net asset value, ending	$16.49		$16.64	$16.48

Total return*	1.02%		4.90%	9.27%
Ratios to average net assets: A
Net investment income	2.27	% (a)	2.53%	3.34%
Total expenses	1.15	% (a)	1.14%	1.19%
Expenses before offsets	1.08	% (a)	1.08%	1.09%
Net expenses	1.08	% (a)	1.08%	1.08%
Portfolio turnover	124%		226%	359%
Net assets, ending (in thousands)	$1,838,351		$2,002,449	$1,758,619

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.17		$16.11	$16.13
Income from investment operations:
Net investment income	.71		.73	.65
Net realized and unrealized gain (loss)	(.36)		.13	.11
Total from investment operations	.35		.86	.76
Distributions from:
Net investment income	(.70)		(.71)	(.64)
Net realized gain	(.12)		(.09)	(.14)
Total distributions	(.82)		(.80)	(.78)
Total increase (decrease) in net asset value	(.47)		.06	(.02)
Net asset value, ending	$15.70		$16.17	$16.11

Total return*	2.13%		5.47%	4.86%
Ratios to average net assets: A
Net investment income	4.47%		4.54%	4.12%
Total expenses	1.17%		1.22%	1.19%
Expenses before offsets	1.08%		1.09%	1.09%
Net expenses	1.08%		1.08%	1.08%
Portfolio turnover	495%		533%	524%
Net assets, ending (in thousands)	$1,284,673		$604,790	$390,947

See notes to financial highlights.

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 41

FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009 (z)
Net asset value, beginning	$16.58		$16.41	$15.64
Income from investment operations:
Net investment income	.13		.29	.39
Net realized and unrealized gain (loss)	(.03)		.38	.88
Total from investment operations	.10		.67	1.27
Distributions from:
Net investment income	(.14)		(.27)	(.37)
Net realized gain	(.12)		(.23)	(.13)
Total distributions	(.26)		(.50)	(.50)
Total increase (decrease) in net asset value	(.16)		.17	.77
Net asset value, ending	$16.42		$16.58	$16.41
Total return*	.59%		4.18%	8.37%
Ratios to average net assets: A
Net investment income	1.55	% (a)	1.79%	2.51%
Total expenses	1.80	% (a)	1.80%	1.86%
Expenses before offsets	1.80	% (a)	1.80%	1.86%
Net expenses	1.80	% (a)	1.80%	1.85%
Portfolio turnover	124%		226%	359%
Net assets, ending (in thousands)	$329,210		$337,866	$219,342

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.11		$16.06	$16.08
Income from investment operations:
Net investment income	.58		.59	.52
Net realized and unrealized gain (loss)	(.36)		.13	.11
Total from investment operations	.22		.72	.63
Distributions from:
Net investment income	(.57)		(.58)	(.51)
Net realized gain	(.12)		(.09)	(.14)
Total distributions	(.69)		(.67)	(.65)
Total increase (decrease) in net asset value	(.47)		.05	(.02)
Net asset value, ending	$15.64		$16.11	$16.06

Total return*	1.35%		4.59%	4.05%
Ratios to average net assets: A
Net investment income	3.70%		3.72%	3.28%
Total expenses	1.88%		1.90%	1.92%
Expenses before offsets	1.88%		1.90%	1.92%
Net expenses	1.87%		1.89%	1.91%
Portfolio turnover	495%		533%	524%
Net assets, ending (in thousands)	$92,235		$49,984	$39,612

See notes to financial highlights.

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 42

FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009	(z)
Net asset value, beginning	$16.71		$16.53	$15.74
Income from investment operations:
Net investment income	.24		.50	.57
Net realized and unrealized gain (loss)	(.03)		.39	.89
Total from investment operations	.21		.89	1.46
Distributions from:
Net investment income	(.24)		(.48)	(.54)
Net realized gain	(.12)		(.23)	(.13)
Total distributions	(.36)		(.71)	(.67)
Total increase (decrease) in net asset value	(.15)		.18	.79
Net asset value, ending	$16.56		$16.71	$16.53
Total return*	1.29%		5.53%	9.68%
Ratios to average net assets: A
Net investment income	2.86	% (a)	3.07%	3.39%
Total expenses	.49	% (a)	.51%	.62%
Expenses before offsets	.49	% (a)	.51%	.62%
Net expenses	.49	% (a)	.51%	.61%
Portfolio turnover	124%		226%	359%
Net assets, ending (in thousands)	$85,056		$59,348	$28,045

			Periods ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008	(z)	2007 (z)	2006	(y)(z)
Net asset value, beginning	$16.19		$16.13	$16.04
Income from investment operations:
Net investment income	.67		.79	.33
Net realized and unrealized gain (loss)	(.27)		.12	.12
Total from investment operations	.40		.91	.45
Distributions from:
Net investment income	(.73)		(.76)	(.36)
Net realized gain	(.12)		(.09)	—
Total distributions	(.85)		(.85)	(.36)
Total increase (decrease) in net asset value	(.45)		.06	.09
Net asset value, ending	$15.74		$16.19	$16.13

Total return*	2.49%		5.78%	2.84%
Ratios to average net assets: A
Net investment income	4.58%		4.91%	4.73	% (a)
Total expenses	2.64%		6.11%	.63	% (a)
Expenses before offsets	.75%		.76%	.62	% (a)
Net expenses	.75%		.75%	.61	% (a)
Portfolio turnover	495%		533%	209%
Net assets, ending (in thousands)	$1,503		$282	$82

See notes to financial highlights.

www. calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class Y shares	2011		2010
Net asset value, beginning	$16.79		$16.59
Income from investment operations:
Net investment income	.21		.43
Net realized and unrealized gain (loss29	(.03)		.42
Total from investment operations	.18		.85
Distributions from:
Net investment income	(.22)		(.42)
Net realized gain	(.12)		(.23)
Total distributions	(.34)		(.65)
Total increase (decrease) in net asset value	(.16)		.20
Net asset value, ending	$16.63		$16.79

Total return*	1.11%		5.24%

Ratios to average net assets: A
Net investment income	2.57	% (a)	2.72%
Total expenses	.79	% (a)	.80%
Expenses before offsets	.79	% (a)	.80%
Net expenses	.79	% (a)	.80%
Portfolio turnover	124%		226%
Net assets, ending (in thousands)	$1,058,550		$1,062,397

	PerIods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class Y shares	2009	(z)	2008	(z)^
Net asset value, beginning	$15.80		$16.19
Income from investment operations:
Net investment income	.50		.31
Net realized and unrealized gain (loss)	.92		(.40)
Total from investment operations	1.42		(.09)
Distributions from:
Net investment income	(.50)		(.30)
Net realized gain	(.13)		—
Total distributions	(.63)		(.30)
Total increase (decrease) in net asset value	.79		(.39)
Net asset value, ending	$16.59		$15.80

Total return*	9.35%		(.58%)

Ratios to average net assets: A
Net investment income	3.14%		4.00	% (a)
Total expenses	.88%		1.13	% (a)
Expenses before offsets	.88%		.93	% (a)
Net expenses	.87%		.93	% (a)
Portfolio turnover	359%		215%
Net assets, ending (in thousands)	$149,126		$31,224

See notes to financial highlights.

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A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
(y)	Class I resumed upon shareholder investment on April 21, 2006.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^	From February 29, 2008, inception.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 47

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 48

Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2010, and above the median of its peer group for the three- and five-year periods ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one-year period ended June 30, 2010, and outperformed its Lipper index for the three-and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A, Class I and Class Y shares. The

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Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board also took into account the reduction in one of the breakpoints in the advisory fee schedule. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A, Class I and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in one of breakpoints in the advisory fee schedule.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 50

To Open an Account

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Web Site

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Principal Underwriter

Calvert Investment Distributors, Inc.
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CALVERT	CALVERT’S	Equity Funds
SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
DURATION		Equity Portfolio
INCOME FUND	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market will limit gains. Energy prices will remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical

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crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

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fairly quiet trading range. In the next phase, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields started to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility jumped after the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields retraced some of the drop with the 10-year yield ending the reporting period near 3.5%, which was close to the middle of the range over the reporting period.1 During the reporting period, we estimate that the U.S. economy grew at an annual rate of 3.3%,2 very near the 50-year average pace, but below that seen at a similar point in the business cycle after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1%,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries increased by 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to high-yield bonds also helped relative performance. At the start of the reporting period, 14.89% of the Fund was allocated to high-yield bonds. Over the reporting period, the Barclays U.S. Corporate High Yield Index returned 7.23%, while the more broadly based Barclays Capital U.S. Credit Index returned -0.98%.

The Fund employed a yield-curve-flattening strategy. This had a mixed effect as some portions of the yield curve narrowed while others widened. The Fund was positioned to benefit from a narrowing of the yield differential between the 10- and 30-year U.S. Treasuries, which helped performance, as this section of the yield curve narrowed from 160 basis points to 104 basis points. However, the Fund also was positioned to benefit from narrowing of the yield differential between two- and 10-year Treasuries. This section of the yield curve widened from 209 to 265 basis points during the reporting period, which hurt performance. The Fund uses Treasury futures to hedge its interest rate position.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.40%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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CALVERT LONG-TERM INCOME FUND MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A	(wIth Max. load)
One year	5.32%
Five year	9.00%
Since inception (12/31/2004)	8.04%

term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/ International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

[1]	Interest rate data sources: Chicago Board Options Exchange and Federal Reserve
[2]	According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters
[3]	Latest data as of February 2011 from the Bureau of Labor Statistics

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
Actual	$1,000.00	$1,015.00	$6.28
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.1%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	$25,287	$25,362
0.31%, 12/6/13 (r)	840,041	839,627
CNH Equipment Trust, 2.97%, 3/15/13	61,138	61,196
Fifth Third Auto Trust, 4.81%, 1/15/13	605,921	612,884

Total Asset-Backed Securities (Cost $1,539,081)		1,539,069

COLLATERIZLIED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.8%
Countrywide Home Loan Mortgage Pass Through Trust,
0.59%, 6/25/35 (e)(r)	115,472	85,683
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	106,835	106,365
Impac CMB Trust, 0.79%, 5/25/35 (r)	133,214	104,141
JP Morgan Mortgage Trust, 5.279%, 7/25/35 (r)	89,969	87,679
Structured Asset Securities Corp., 5.50%, 6/25/35	1,000,000	752,195

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $766,572)		1,136,063

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.0%
Banc of America Commercial Mortgage, Inc.,
4.161%, 12/10/42	314,045	314,021
GMAC Commercial Mortgage Securities, Inc., 6.278%, 11/15/39	877,247	891,057
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	1,000,000	1,030,274
5.857%, 10/12/35	2,051,929	2,058,421
5.299%, 6/12/41 (r)	716,127	733,023
Morgan Stanley Dean Witter Capital I, 5.98%, 1/15/39	187,804	195,169
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	342,018	342,086
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r).	200,000	202,531

Total Commercial Mortgage-Backed Securities (Cost $5,836,976)		5,766,582

CORPORATE BONDS - 64.4%
Alcoa, Inc., 6.15%, 8/15/20	1,000,000	1,057,353
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Airlines Equipment Trust 1990, 10.62%, 9/4/11	1,000,000	1,002,500
American Airlines Pass Through Trust:
Series 2001-2, Class A, 7.858%, 4/1/13	500,000	513,125
Series 2001-2, Class B, 8.608%, 10/1/12	1,500,000	1,500,000
American Express Bank FSB, 0.406%, 6/12/12 (r)	1,000,000	997,241
American Tower Corp., 4.50%, 1/15/18	1,000,000	979,848
ANZ National International Ltd., 1.309%, 12/20/13 (e)(r)	1,000,000	1,000,011
APL Ltd., 8.00%, 1/15/24 (b)	1,230,000	1,105,229

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
ArcelorMittal, 5.50%, 3/1/21	$1,000,000	$983,378
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	1,930,000	1,767,636
Asian Development Bank, 6.22%, 8/15/27	30,000	33,802
Atlantic Marine Corp. Communities LLC:
5.343%, 12/1/50 (b)(e)	625,000	536,613
6.158%, 12/1/51 (e)	60,000	55,533
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	-
Bank of America Corp., 5.875%, 1/5/21	1,000,000	1,041,545
BankAmerica Capital III, 0.873%, 1/15/27 (r)	975,000	749,212
Barclays Bank plc, 2.50%, 9/21/15 (e)	500,000	485,946
Bemis Co., Inc., 6.80%, 8/1/19	500,000	567,842
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	1,500,000	1,558,125
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,250,000	1,279,754
Cellco Partnership, 2.914%, 5/20/11 (r)	500,000	501,535
Chase Capital II, 0.804%, 2/1/27 (r)	500,000	420,042
Chase Capital VI, 0.929%, 8/1/28 (r)	500,000	421,875
Citigroup Funding, Inc., 0.353%, 7/12/12 (r)	500,000	500,346
Citigroup, Inc., 2.312%, 8/13/13 (r)	1,000,000	1,029,491
Cliffs Natural Resources, Inc., 4.875%, 4/1/21	1,000,000	986,245
Comcast Corp.:
5.90%, 3/15/16	1,000,000	1,111,163
6.55%, 7/1/39	750,000	774,489
Corn Products International, Inc., 6.625%, 4/15/37	1,000,000	1,038,659
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	500,000	500,172
Crown Castle Towers LLC, 4.883%, 8/15/20 (e)	1,000,000	998,750
CVS Pass-Through Trust:
5.88%, 1/10/28	339,666	342,326
6.036%, 12/10/28	688,213	718,368
6.943%, 1/10/30	465,980	507,527
7.507%, 1/10/32 (e)	979,326	1,123,228
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	1,000,000	910,000
Developers Diversified Realty Corp., 4.75%, 4/15/18	1,000,000	975,000
Discover Bank:
8.70%, 11/18/19	500,000	597,156
7.00%, 4/15/20	500,000	550,493
Dominion Resources, Inc., 6.30% to 9/30/11,
floating rate thereafter to 9/30/66 (r)	1,000,000	987,500
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	840,000	871,500
Fifth Third Bank, 0.424%, 5/17/13 (r)	400,000	392,227
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,076,326
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	1,000,000	761,094
Ford Motor Credit Co. LLC:
5.56%, 6/15/11 (r)	1,000,000	1,002,500
3.053%, 1/13/12 (r)	1,200,000	1,210,512
8.00%, 12/15/16	500,000	565,000
5.75%, 2/1/21	1,500,000	1,473,750
Fort Knox Military Housing, 5.915%, 2/15/52 (b)(e)	130,000	114,620

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	$75,000	$22,875
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b) (e)(r)(y)*	150,000	1,500
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	1,000,000	1,081,096
6.75%, 10/1/37	980,000	977,573
Greif, Inc., 6.75%, 2/1/17	500,000	530,000
Hertz Corp., 6.75%, 4/15/19 (e)	1,000,000	990,000
Home Depot, Inc., 5.95%, 4/1/41	1,000,000	995,807
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	1,000,000	1,024,740
International Lease Finance Corp., 7.125%, 9/1/18 (e)	1,250,000	1,340,625
Irwin Land LLC:
5.03%, 12/15/25 (e)	758,000	742,817
5.30%, 12/15/35 (e)	100,000	87,097
5.40%, 12/15/47 (e)	125,000	99,025
Jones Group, Inc., 6.875%, 3/15/19	1,000,000	982,500
JPMorgan Chase & Co., 0.559%, 12/26/12 (r)	500,000	502,453
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	1,500,000	1,241,559
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	1,000,000	1,036,250
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	2,100,000	1,900,500
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	93,981
Masco Corp., 7.125%, 3/15/20	1,250,000	1,292,189
Massachusetts Institute of Technology, 7.25%, 11/2/96	200,000	231,816
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	2,075,000	1,761,675
MetLife Institutional Funding II, 0.709%, 3/27/12 (e)(r)	1,000,000	1,000,012
MetLife, Inc., 0.628%, 6/29/12 (r)	300,000	301,015
Metropolitan Life Global Funding I, 2.303%, 4/14/11 (e)(r)	190,000	190,038
Morgan Stanley:
0.753%, 10/18/16 (r)	1,000,000	935,258
6.25%, 8/28/17	500,000	538,374
5.50%, 1/26/20	500,000	501,630
Motors Liquidation Co.:
8.25%, 7/15/23 (ii)*	200,000	56,500
7.40%, 9/1/25 (ii)*	200,000	55,500
8.375%, 7/15/33 (ii)*	500,000	147,500
National Fuel Gas Co., 6.50%, 4/15/18	100,000	109,156
NationsBank Cap Trust III, 0.853%, 1/15/27 (r)	65,000	50,106
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	390,000	400,655
6.59%, 7/7/38	30,000	31,032
New York University, 5.236%, 7/1/32	850,000	832,672
Nordea Bank AB, 4.875%, 1/14/21 (e)	1,000,000	1,017,316
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	554,754
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	70,299
6.193%, 4/1/49 (b)(e)	195,000	184,380
5.88%, 10/1/51 (b)(e)	1,500,000	1,305,495
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	1,000,000	998,750
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	127,875
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	29,938

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Pioneer Natural Resources Co.:
5.875%, 7/15/16	$700,000	$735,000
7.20%, 1/15/28	600,000	621,000
Potlatch Corp., 7.50%, 11/1/19	500,000	529,375
PPL Montana LLC, 8.903%, 7/2/20	18,219	20,451
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	564,320
Quest Diagnostics, Inc., 4.70%, 4/1/21	1,000,000	984,971
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	23,157
Ryder System, Inc., 3.60%, 3/1/16	1,000,000	1,006,889
Senior Housing Properties Trust, 8.625%, 1/15/12	500,000	523,125
Simon Property Group LP, 10.35%, 4/1/19	320,000	437,937
Skyway Concession Co. LLC, 0.587%, 6/30/17 (e)(r)	100,000	91,135
Sunoco, Inc., 6.75%, 4/1/11	143,000	142,994
SunTrust Bank, 0.603%, 8/24/15 (r)	975,000	921,040
SunTrust Capital I, 0.983%, 5/15/27 (r)	1,000,000	777,740
Svenska Handelsbanken AB, 1.31%, 9/14/12 (e)(r)	500,000	504,295
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	729,158	778,376
Telefonica Emisiones SAU, 5.134%, 4/27/20	1,000,000	992,279
Time Warner, Inc., 6.25%, 3/29/41	1,500,000	1,483,933
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (e)	135,000	27,912
2/15/31 (e)	196,000	30,614
2/15/43 (b)(e)	5,950,000	1,569,491
2/15/45 (b)(e)	7,046,377	1,074,361
University of Notre Dame, 4.90%, 3/1/41	1,000,000	951,780
US Bank, 3.778% to 4/29/15, floating rate thereafter
to 4/29/20 (r)	2,000,000	2,034,097
Vale Overseas Ltd., 6.875%, 11/10/39	1,500,000	1,601,373
Valmont Industries, Inc., 6.625%, 4/20/20	1,000,000	1,032,418
Verizon Communications, Inc., 6.00%, 4/1/41	2,000,000	1,989,338
Wachovia Capital Trust III, 5.57% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	1,700,000	1,559,750
Willis Group Holdings plc, 5.75%, 3/15/21	1,000,000	989,422
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	956,943	866,636
Yara International ASA, 7.875%, 6/11/19 (e)	950,000	1,145,562

Total Corporate Bonds (Cost $87,347,039)		92,061,691

MUNICIPAL OBLIGATIONS - 3.6%
Adams-Friendship Area Wisconsin School District GO
Bonds, 5.47%, 3/1/18	30,000	32,567
Connecticut State Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	975,180
Cook County Illinois School District GO Bonds,
Zero Coupon, 12/1/24	25,000	8,540
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	91,283
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	13,261
5.34%, 6/1/25	15,000	12,337
Florida State First Governmental Financing Commission
Revenue Bonds, 5.30%, 7/1/19	25,000	25,358

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Grant County Washington Public Utility District
No. 2 Revenue Bonds, 5.48%, 1/1/21	$10,000	$9,968
Illinois GO Bonds, 5.877%, 3/1/19	1,500,000	1,499,625
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	67,455
Jackson & Williamson Counties Illinois Community
High School District GO Bonds, Zero Coupon, 12/1/21	180,000	91,179
Kern County California PO Revenue Bonds,
Zero Coupon, 8/15/20	125,000	61,289
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,663
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	50,000	49,418
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	121,526
Linden New Jersey GO Bonds, 5.63%, 4/1/21	60,000	56,368
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.69%, 10/1/30	15,000	14,515
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	50,000	45,408
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	80,000	82,770
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27	50,000	35,663
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	22,650
Oakland California PO Revenue Bonds,
Zero Coupon, 12/15/20	120,000	61,866
Oakland California Redevelopment Agency Tax
Allocation Bonds, 5.411%, 9/1/21	30,000	26,695
Orange County California PO Revenue Bonds,
Zero Coupon, 9/1/14	95,000	84,340
Oregon State Local Governments GO Bonds,
Zero Coupon, 6/1/18	100,000	67,009
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/16	25,000	19,599
Philadelphia Pennsylvania IDA Revenue Bonds,
Zero Coupon, 4/15/20	25,000	12,457
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	68,307
8/1/28	175,000	43,654
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	40,000	40,176
San Jose California Redevelopment Agency Tax
Allocation Bonds, 5.10%, 8/1/20	15,000	13,765
Santa Cruz County California Redevelopment Agency
Tax Allocation Bonds, 5.50%, 9/1/20	40,000	37,320
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	42,877
Texas State Transportation Commission Revenue Bonds,
5.178%, 4/1/30	1,000,000	984,330
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	41,317
Thousand Oaks California Redevelopment Agency
Tax Allocation Bonds, 5.25%, 12/1/21	50,000	43,769

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	$15,000	$12,869
5.442%, 7/1/50	10,000	8,641
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	100,000	100,131
6.734%, 9/1/27 (e)	100,000	100,181
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	13,798
West Covina California Public Financing Authority Lease
Revenue Bonds, 6.05%, 6/1/26	40,000	34,743

Total Municipal Obligations (Cost $5,335,228)		5,204,867

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 2.7%
AgFirst FCB, 8.393% to 12/15/11, floating rate
thereafter to 12/15/16 (r)	300,000	312,000
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	448,644
Freddie Mac, 5.25%, 4/18/16	700,000	792,628
New Valley Generation V, 4.929%, 1/15/21	33,429	36,336
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	465,472	464,146
3.547%, 4/10/22	566,680	564,345
Sterling Equipment, Inc., 6.125%, 9/28/19	379,450	416,173
US AgBank FCB, 6.11% to 7/10/12, floating rate
thereafter to 12/31/49 (e)(r)	400,000	268,000
Vessel Management Services, Inc., 5.85%, 5/1/27	472,000	518,062

Total U.S. Government Agencies and Instrumentalities
(Cost $3,589,775)		3,820,334

U.S. TREASURY - 16.5%
United States Treasury Bonds:
3.875%, 8/15/40	4,260,000	3,811,369
4.25%, 11/15/40	2,375,000	2,270,723
4.75%, 2/15/41	9,240,000	9,603,825
United States Treasury Notes:
2.125%, 2/29/16	830,000	827,276
3.625%, 2/15/21	6,935,000	7,034,691

Total U.S. Treasury (Cost $23,511,326)		23,547,884

FLOATING RATE LOANS(d) - 0.3%
Clear Channel Communications, Inc., Term Loan B,
3.912%, 1/29/16 (r)	500,000	439,653

Total Floating Rate Loans (Cost $463,125)		439,653

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EQUITY SECURITIES - 0.9%			SHARES	VALUE
First Republic Preferred Capital Corp., Preferred (e)			500	$512,500
Woodbourne Capital, Trust I, Preferred (b)(e)			1,000,000	700,000

Total Equity Securities (Cost $825,000)				1,212,500

TOTAL INVESTMENTS (Cost $129,214,122) - 94.3%				134,728,643
Other assets and liabilities, net - 5.7%				8,217,771
net assets - 100%				$142,946,414

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	33	6/11	$3,928,031	$5,995
Sold:
2 Year U.S. Treasury Notes	395	6/11	$86,159,375	($31,507)
5 Year U.S. Treasury Notes	18	6/11	2,102,203	11,370
30 Year U.S. Treasury Bonds	26	6/11	3,124,875	44,659
Total Sold				$24,522

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(b)	This security was valued by the Board of Trustees. See Note A.

(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The govern- ment has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)	General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest. Subsequent to period end, the Fund received a distribution of new GM stock and new GM warrants in exchange for the Motors Liquidation Co. Notes.

*	Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $129,214,122) -
see accompanying schedule	$134,728,643
Cash	7,302,926
Receivable for securities sold	7,341,336
Receivable for shares sold	688,903
Interest and dividends receivable	1,288,059
Other assets	383,280
Total assets	151,733,147

LIABILITIES
Payable for securities purchased	8,323,898
Payable for shares redeemed	253,684
Payable for futures variation margin	26,937
Payable to Calvert Asset Management Company, Inc.	82,591
Payable to Calvert Administrative Services Company	33,385
Payable to Calvert Shareholder Services, Inc.	4,607
Payable to Calvert Distributors, Inc.	30,350
Accrued expenses and other liabilities	31,281
Total liabilities	8,786,733

NET ASSETS	$142,946,414

NET ASSETS CONSIST OF:
Paid-in capital applicable to 8,292,594 shares of
beneficial interest, unlimited number of no par value shares authorized	$136,360,871
Undistributed net investment income (loss)	(15,735)
Accumulated net realized gain (loss) on investments	1,056,240
Net unrealized appreciation (depreciation) on investments	5,545,038

net assets	$142,946,414

net asset value Per share	$17.24

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,216,592
Dividend income	55,020
Total investment income	3,271,612

Expenses:
Investment advisory fee	280,834
Administrative fees	204,900
Transfer agency fees and expenses	195,824
Distribution Plan expenses	175,522
Trustees’ fees and expenses	3,462
Custodian fees	25,843
Accounting fees	11,535
Registration fees	11,407
Reports to shareholders	32,150
Professional fees	10,431
Miscellaneous	5,087
Total expenses	956,995
Reimbursement from Advisor	(78,995)
Fees paid indirectly	(392)
Net expenses	877,608

NET INVESTMENT INCOME	2,394,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,085,219
Futures	49,535
1,134,754

Change in unrealized appreciation (depreciation) on:
Investments	(1,822,947)
Futures	292,371
(1,530,576)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(395,822)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,998,182

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$2,394,004	$3,509,307
Net realized gain (loss)	1,134,754	6,056,147
Change in unrealized appreciation (depreciation)	(1,530,576)	2,727,974

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,998,182	12,293,428

Distributions to shareholders from:
Net investment income	(2,417,077)	(3,410,544)
Net realized gain	(5,562,393)	(4,288,221)
Total distributions	(7,979,470)	(7,698,765)

Capital share transactions:
Shares sold	59,249,502	105,838,274
Reinvestment of distributions	7,065,566	6,803,821
Redemption fees	10,244	7,422
Shares redeemed	(57,298,122)	(54,980,406)
Total capital share transactions	9,027,190	57,669,111

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,045,902	62,263,774

NET ASSETS
Beginning of period	139,900,512	77,636,738
End of period (including distributions in excess of net investment income of $15,735 and undistributed net investment income of
$7,338, respectively)	$142,946,414	$139,900,512

CAPITAL SHARE ACTIVITY
Shares sold	3,390,694	6,141,535
Reinvestment of distributions	411,816	401,842
Shares redeemed	(3,298,094)	(3,210,108)
Total capital share activity	504,416	3,333,269

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $6,591,689 or 4.6% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as

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well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	VALUATION INPUTS
InvestMents In securItIes	level 1	level 2	level 3	total
Equity securities	$512,500	-	$700,000	$1,212,500
Asset-backed securities	-	$1,539,069	-	1,539,069
Collateralized mortgage-backed
obligations	-	1,136,063	-	1,136,063
Commercial mortgage-backed
securities	-	5,766,582	-	5,766,582
Corporate debt	-	89,343,988	2,717,703	92,061,691
Municipal obligations	-	5,204,867	-	5,204,867
U.S. government obligations	-	27,368,218	-	27,368,218
Other debt obligations	-	439,653	-	439,653
TOTAL	$512,500	$130,798,440	$3,417,703	$134,728,643
Other financial instruments*	$30,517	-	-	$30,517

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT	TOTAL
Balance as of 9/30/10	$670,000	$2,214,488	$2,884,488
Accrued discounts/premiums	-	13,306	13,306
Realized gain (loss)	-	2,547	2,547
Change in unrealized appreciation (depreciation)	30,000	108,332	138,332
Purchases	-	245,972	245,972
Sales	-	(19,134)	(19,134)
Transfers in and/ or out of Level 3[1]	-	152,192[2]	152,192
Balance as of 3/31/11	$700,000	$2,717,703	$3,417,703

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the period ended March 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $38,105. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may

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include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange

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on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are

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earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% (.30% prior to February 1, 2011) of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A.

The Distributor received $40,196 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $28,123 for the six months ended March 31, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $144,698,064 and $132,662,347, respectively. U.S. government security purchases and sales were $215,613,905 and $208,150,142, respectively.

The Fund intends to elect to defer net capital losses of $73,172 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax cost were as follows

Unrealized appreciation	$6,573,389
Unrealized (depreciation)	(1,673,664)
Net unrealized appreciation/(depreciation)	$4,899,725
Federal income tax cost of investments	$129,828,918

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The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, such purchase transactions were $453,750.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$55,809	1.48%	$1,738,732	March 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30
class A shares	2011		2010	2009
Net asset value, beginning	$17.96		$17.43	$15.44
Income from investment operations:
Net investment income	.29		.58	.54
Net realized and unrealized gain (loss)	(.04)		1.40	2.46
Total from investment operations	.25		1.98	3.00
Distributions from:
Net investment income	(.30)		(.57)	(.52)
Net realized gain	(.67)		(.88)	(.49)
Total distributions	(.97)		(1.45)	(1.01)
Total increase (decrease) in net asset value	(.72)		.53	1.99
Net asset value, ending	$17.24		$17.96	$17.43

Total return*	1.50%		12.13%	20.58%
Ratios to average net assets: A
Net investment income	3.41	% (a)	3.47%	3.45%
Total expenses	1.36	% (a)	1.42%	1.46%
Expenses before offsets	1.25	% (a)	1.25%	1.27%
Net expenses	1.25	% (a)	1.25%	1.25%
Portfolio turnover	273%		596%	781%
Net assets, ending (in thousands)	$142,946		$139,901	$77,637

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2008		2007	2006
Net asset value, beginning	$15.62		$15.36	$15.52
Income from investment operations:
Net investment income	.62		.62	.58
Net realized and unrealized gain (loss)	.20		.27	.08
Total from investment operations	.82		.89	.66
Distributions from:
Net investment income	(.61)		(.61)	(.58)
Net realized gain	(.39)		(.02)	(.24)
Total distributions	(1.00)		(.63)	(.82)
Total increase (decrease) in net asset value	(.18)		.26	(.16)
Net asset value, ending	$15.44		$15.62	$15.36

Total return*	5.31%		5.92%	4.49%
Ratios to average net assets: A
Net investment income	3.96%		4.09%	4.04%
Total expenses	1.66%		2.03%	3.76%
Expenses before offsets	1.28%		1.30%	1.55%
Net expenses	1.25%		1.25%	1.25%
Portfolio turnover	604%		767%	547%
Net assets, ending (in thousands)	$29,532		$12,139	$4,995

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board also took into account the reduction in the administrative fee. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

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The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in the administrative fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
LONG-TERM	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market will limit gains. Energy prices will remain a challenge

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until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Performance

For the six-month period ended March 31, 2011, Calvert Ultra-Short Income Fund (Class A shares at NAV) returned 0.97%. Its benchmark index, the Barclays Capital 9-12 Months Short Treasury Index, returned 0.21% for the period. The Fund’s short relative duration strategy was primarily responsible for the portfolio’s outperformance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund’s allocation to high-yield bonds also helped relative performance.

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-December. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge. ** See note on page 7 regarding Class Y shares.

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2011
INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	0.97%	2.26%
Class Y**	1.05%	2.43%
Barclays Capital Short
Treasury Index
9-12 Months	0.21%	0.60%
Lipper Ultra-Short
Obligations
Funds Average	0.52%	1.26%

SEC YIELD
	30 DAYS ENDED
	3/31/11	9/30/10
Class A	1.49%	1.64%
Class Y	1.70%	1.74%

		% of Total
ECONOMIC SECTORS		Investments
Asset-Backed Securities		10.1%
Basic Materials		3.3%
Communications		3.4%
Consumer, Cyclical		3.8%
Consumer, Non-cyclical		4.1%
Diversified		0.1%
Energy		2.5%
Financials		30.8%
Government		6.7%
Industrials		2.1%
Insurance		0.1%
Mortgage Securities		27.3%
Technology		2.3%
Telecommunication Services		0.3%
Utilities		3.1%
Total		100%

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economic data improved. In December, many analysts raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1 During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen, at a similar point in the business cycle, after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries increased by 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to high-yield bonds also helped relative performance. At the start of the reporting period, 10.13% of the Fund was allocated to high-yield bonds. Over the reporting period, the Barclays U.S. Corporate High Yield Index returned 7.23%, while the more broadly-based Barclays Capital U.S. Credit Index returned -0.98%.

The Fund employed a yield-curve-flattening strategy. This had a mixed effect as some portions of the yield curve narrowed while others widened. For example, the Fund was positioned to benefit from a narrowing of the yield differential between two- and 10-year Treasuries. This section of the yield curve instead widened from 209 to 265 basis points during the reporting period, which hurt performance. The Fund uses Treasury futures to hedge its interest rate position.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.08%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink

CALVERT ULTRA-SHORT INCOME FUND
March 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A shares	(wIth Max. load)
One year	0.97%
Since inception (10/31/2006)	4.03%

class Y shares*
One year	2.43%
Since inception (10/31/2006)	4.37%

*Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

1 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve

2 According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters

3 Latest data as of February 2011 from the Bureau of Labor Statistics

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,009.70	$4.46
Hypothetical	$1,000.00	$1,020.49	$4.48
(5% return per year before expenses)

class Y
Actual	$1,000.00	$1,010.50	$3.48
Hypothetical	$1,000.00	$1,021.47	$3.49
(5% return per year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89% and 0.69% for Class A and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 9.3%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	$164,363	$164,856
5.68%, 12/12/12	94,101	94,685
5.21%, 9/6/13	1,220,483	1,240,495
0.31%, 12/6/13 (r)	3,805,675	3,803,802
5.53%, 1/6/14	700,980	706,266
1.18%, 2/6/14	1,872,754	1,872,425
5.26%, 1/6/15 (r)	2,262,403	2,293,864
Americredit Prime Automobile Receivable, 0.29%, 4/8/13 (r)	609,684	609,639
Bear Stearns Asset Backed Securities Trust, 0.47%, 12/25/35 (r)	1,351,244	1,314,504
Capital Auto Receivables Asset Trust:
5.01%, 4/16/12	78,188	78,797
5.31%, 6/15/12	952,255	962,413
5.15%, 9/17/12	2,500,000	2,566,777
0.535%, 2/18/14 (r)	59,398	59,386
Capital One Auto Finance Trust:
0.285%, 5/15/13 (r)	2,901,986	2,885,550
0.285%, 4/15/14 (r)	1,896,553	1,884,029
5.23%, 7/15/14	3,534,372	3,613,164
CarMax Auto Owner Trust, 5.34%, 10/15/12	920,000	933,114
Caterpillar Financial Asset Trust, 4.94%, 4/25/14	378,465	379,288
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	354,200	352,435
CIT Equipment Collateral:
1.51%, 5/15/12 (e)	885,943	887,406
6.59%, 12/22/14	1,450,527	1,475,332
3.07%, 8/15/16 (e)	458,304	461,718
CitiFinancial Auto Issuance Trust, 1.83%, 11/15/12 (e)	175,214	175,652
CNH Equipment Trust, 2.97%, 3/15/13	122,277	122,392
CPS Auto Trust, 6.48%, 7/15/13 (e)	2,592,167	2,677,162
Daimler Chrysler Auto Trust, 3.70%, 6/8/12	5,149	5,150
Fifth Third Auto Trust, 4.81%, 1/15/13	1,211,842	1,225,767
Ford Credit Auto Owner Trust, 4.28%, 5/15/12	289,430	291,745
Household Automotive Trust, 5.34%, 9/17/13	2,182,482	2,186,050
JPMorgan Auto Receivables Trust:
5.14%, 12/15/14 (e)	185,566	186,150
5.22%, 7/15/15 (e)	719,932	724,960
Prestige Auto Receivables Trust, 5.58%, 8/15/14 (e)	681,652	690,681
World Omni Automobile Lease Securitization Trust, 1.02%, 1/16/12	529,372	529,597

Total Asset-Backed Securities (Cost $37,499,292)		37,455,251

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COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS	PRINCIPAL
(PRIVATELY ORIGINATED) - 0.7%	AMOUNT	VALUE
Adjustable Rate Mortgage Trust, 1.05%, 2/25/35 (r)	$2,625	$2,415
Chase Mortgage Finance Corp.:
2.875%, 2/25/37 (r)	262,630	250,662
2.903%, 2/25/37 (r)	426,745	399,325
Impac CMB Trust:
1.03%, 10/25/34 (r)	3,446	3,012
0.99%, 11/25/34 (r)	24,797	21,751
0.77%, 4/25/35 (r)	4,314	3,506
0.79%, 5/25/35 (r)	307,619	240,483
JP Morgan Mortgage Trust, 5.279%, 7/25/35 (r)	215,926	210,430
Merrill Lynch Mortgage Investors, Inc., 2.669%, 12/25/35 (r)	217,138	215,334
MLCC Mortgage Investors, Inc.:
0.62%, 3/25/28 (r)	22,816	20,106
0.48%, 4/25/29 (r)	338,341	322,060
0.81%, 7/25/29 (r)	14,292	13,071
0.48%, 3/25/30 (r)	6,275	5,708
Sequoia Mortgage Trust, 0.574%, 11/20/34 (r)	29,625	26,217
Structured Asset Mortgage Investments, Inc., 0.44%, 9/25/47 (r)	344,553	205,649
WaMu Mortgage Pass Through Certificates, 2.725%, 10/25/35 (r)	1,000,000	826,619

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,475,856)		2,766,348

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 24.4%
Banc of America Commercial Mortgage, Inc.:
5.787%, 5/11/35	2,639,052	2,654,206
6.186%, 6/11/35	5,114,197	5,241,253
4.576%, 7/10/42	1,000,000	1,007,422
Bank of America-First Union NB Commercial Mortgage,
5.464%, 4/11/37	3,547,662	3,572,191
Bear Stearns Commercial Mortgage Securities:
5.61%, 11/15/33	2,505,610	2,533,701
6.46%, 10/15/36	2,421,563	2,495,534
Credit Suisse First Boston Mortgage Securities Corp.:
5.435%, 9/15/34	1,402,295	1,414,127
4.70%, 8/15/36	697,863	707,295
6.387%, 8/15/36	3,384,603	3,445,552
First Union National Bank Commercial Mortgage:
6.423%, 8/15/33	972,870	976,138
6.223%, 12/12/33	1,215,834	1,234,736
6.141%, 2/12/34	3,532,423	3,632,601
GE Capital Commercial Mortgage Corp.:
6.531%, 5/15/33	87,049	87,003
6.29%, 8/11/33	1,087,997	1,094,245
6.07%, 6/10/38	470,436	478,632
GMAC Commercial Mortgage Securities, Inc.:
6.70%, 4/15/34	2,489,991	2,497,577
6.278%, 11/15/39	6,108,093	6,204,248
4.646%, 4/10/40	76,495	78,411

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COMMERCIAL MORTGAGE-BACKED	PRINCIPAL
SECURITIES - CONT’D	AMOUNT	VALUE
Greenwich Capital Commercial Funding Corp., 4.883%, 6/10/36	$655,042	$667,580
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	7,500,000	7,727,050
6.429%, 4/15/35	3,627,956	3,649,639
5.857%, 10/12/35	7,657,798	7,682,028
6.465%, 11/15/35	10,901,420	11,049,612
4.275%, 1/12/37	2,067,397	2,113,186
LB-UBS Commercial Mortgage Trust:
6.365%, 12/15/28	2,255,767	2,262,376
4.51%, 12/15/29	1,877,475	1,892,949
Merrill Lynch Mortgage Trust, 4.892%, 2/12/42	961,994	981,647
Morgan Stanley Capital I:
4.52%, 12/13/41	1,976,479	1,995,472
5.007%, 1/14/42	935,093	952,699
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	1,000,000	1,010,117
6.51%, 4/15/34	1,657,105	1,699,827
5.98%, 1/15/39	3,239,617	3,366,671
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	550,648	550,759
Salomon Brothers Mortgage Securities VII, Inc.:
4.467%, 3/18/36	2,411,290	2,456,408
6.499%, 11/13/36	5,861,254	5,947,570
Wachovia Bank Commercial Mortgage Trust:
6.287%, 4/15/34	2,000,000	2,064,844
5.23%, 7/15/41 (r)	185,000	187,341
4.612%, 5/15/44	487,000	489,777

Total Commercial Mortgage-Backed Securities (Cost $99,301,792) .		98,102,424

corPorate Bonds - 50.3%
Achmea Hypotheekbank NV, 0.661%, 11/3/14 (e)(r)	750,000	750,004
Agilent Technologies, Inc., 2.50%, 7/15/13	1,000,000	1,008,318
Allegheny Technologies, Inc., 8.375%, 12/15/11	1,240,000	1,302,000
Ally Financial, Inc.:
6.00%, 4/1/11	1,000,000	999,900
6.00%, 12/15/11	3,000,000	3,052,500
1.75%, 10/30/12	1,000,000	1,016,232
0.309%, 12/19/12 (r)	600,000	600,215
American Airlines Equipment Trust 1990, 10.62%, 9/4/11	1,000,000	1,002,500
American Airlines Pass Through Trust:
Series 2001-2, Class A, 7.858%, 4/1/13	3,000,000	3,078,750
Series 2001-2, Class B, 8.608%, 10/1/12	3,000,000	3,000,000
American Express Bank FSB:
0.378%, 5/29/12 (r)	1,000,000	996,750
0.406%, 6/12/12 (r)	1,500,000	1,495,861
American Express Credit Corp.:
0.414%, 6/16/11 (r)	100,000	99,962
0.368%, 2/24/12 (r)	380,000	379,044
American Express Travel, 0.461%, 6/1/11	180,000	179,720
American Express Travel Related Services Co., Inc., 5.25%,
11/21/11 (e)	185,000	189,069

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
American Honda Finance Corp., 1.059%, 6/20/11 (e)(r)	$1,000,000	$1,000,855
Anheuser-Busch InBev Worldwide, Inc., 0.854%, 1/27/14 (r)	1,500,000	1,511,035
ANZ National International Ltd.:
0.491%, 8/5/11 (e)(r)	500,000	500,198
1.309%, 12/20/13 (e)(r)	1,000,000	1,000,011
ArcelorMittal, 3.75%, 3/1/16	1,000,000	997,514
Arrow Electronics, Inc., 3.375%, 11/1/15	1,000,000	986,606
Australia & New Zealand Banking Group Ltd., 0.603%,
10/21/11 (e)(r)	1,000,000	1,001,652
BAC Capital Trust XV, 1.111%, 6/1/56 (r)	1,000,000	697,671
Bank of America Corp., 0.588%, 4/30/12 (r)	500,000	502,039
Bank of America NA, 0.59%, 6/15/16 (r)	2,000,000	1,853,472
Bank of Nova Scotia, 2.90%, 3/29/16	1,000,000	994,225
BankAmerica Capital III, 0.873%, 1/15/27 (r)	500,000	384,211
Barclays Bank plc, 1.11%, 3/5/12 (e)(r)	425,000	425,791
Barnett Capital III, 0.929%, 2/1/27 (r)	500,000	385,012
Bear Stearns Co.’s LLC, 0.501%, 11/28/11 (r)	225,000	224,973
Berkshire Hathaway Finance Corp., 0.428%, 1/13/12 (r)	2,000,000	2,000,392
Cantor Fitzgerald LP, 6.375%, 6/26/15 (e)	820,000	826,203
Capital One Financial Corp., 4.80%, 2/21/12	935,000	966,074
Cellco Partnership, 2.914%, 5/20/11 (r)	1,000,000	1,003,071
Charter One Bank, 5.50%, 4/26/11	4,985,000	4,997,160
Chase Capital II, 0.804%, 2/1/27 (r)	1,000,000	840,085
Chase Capital VI, 0.929%, 8/1/28 (r)	250,000	210,938
Citibank:
0.303%, 7/12/11 (r)	500,000	499,932
0.341%, 5/7/12 (r)	250,000	250,222
Citigroup Funding, Inc., 0.634%, 4/30/12 (r)	500,000	502,199
Citigroup, Inc.:
2.312%, 8/13/13 (r)	2,500,000	2,573,726
0.435%, 3/7/14 (r)	1,250,000	1,221,130
4.587%, 12/15/15	1,000,000	1,030,214
Continental Airlines Pass Through Trust, 8.499%, 5/1/11	851,085	851,085
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.20%, 5/13/14 (e)	1,000,000	1,057,131
Credit Agricole SA, 0.49%, 6/7/11 (e)(r)	400,000	399,712
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	1,100,000	1,100,379
CVS Caremark Corp., 6.302% to 6/1/12,
floating rate thereafter to 6/1/62 (r)	500,000	489,897
CVS Pass-Through Trust, 7.77%, 1/10/12 (e)	298,522	311,465
Dell, Inc., 0.91%, 4/1/14 (r)	2,000,000	2,004,208
Deutsche Bank AG, 0.953%, 1/18/13 (r)	2,000,000	2,006,900
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	200,000	164,000
Developers Diversified Realty Corp., 5.25%, 4/15/11	1,500,000	1,500,375
DISH DBS Corp., 6.375%, 10/1/11	500,000	510,000
Dominion Resources, Inc., 6.30% to 9/30/11,
floating rate thereafter to 9/30/66 (r)	3,797,000	3,749,537
Dow Chemical Co.:
2.562%, 8/8/11 (r)	500,000	503,053
4.85%, 8/15/12	1,250,000	1,309,538

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	$1,000,000	$1,019,294
Enterprise Products Operating LLC, 3.20%, 2/1/16	1,000,000	993,957
Fifth Third Bank, 0.424%, 5/17/13 (r)	2,560,000	2,510,255
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	1,000,000	761,094
Ford Motor Credit Co. LLC:
5.56%, 6/15/11 (r)	2,250,000	2,255,625
7.25%, 10/25/11	1,000,000	1,025,000
3.053%, 1/13/12 (r)	3,055,000	3,081,762
7.80%, 6/1/12	500,000	530,000
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	2,300,000	2,322,318
GameStop Corp., 8.00%, 10/1/12	883,000	899,556
General Electric Capital Corp.:
0.61%, 6/8/12 (r)	150,000	150,668
0.429%, 6/20/13 (r)	1,000,000	987,332
GenOn Americas Generation LLC, 8.30%, 5/1/11	4,000,000	4,010,000
Georgia-Pacific LLC, 8.125%, 5/15/11	3,000,000	3,022,500
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	120,000	36,900
3.046%, 4/20/10 (e)(r)(y)*	50,000	15,250
3.226%, 1/21/11 (e)(r)(y)*	30,000	8,700
Goldman Sachs Capital III, 1.081%, 9/29/49 (r)	500,000	394,592
Goldman Sachs Group, Inc.:
0.562%, 11/9/11 (r)	500,000	500,981
0.51%, 3/15/12 (r)	300,000	300,645
1.311%, 2/7/14 (r)	2,000,000	2,010,788
0.759%, 3/22/16 (r)	2,000,000	1,928,353
HCP, Inc., 5.95%, 9/15/11	3,000,000	3,069,438
Hewlett-Packard Co., 1.361%, 5/27/11 (r)	800,000	801,256
HSBC Bank plc, 1.103%, 1/17/14 (e)(r)	1,500,000	1,499,165
ING Bank NV:
1.623%, 10/18/13 (e)(r)	2,000,000	1,999,996
4.00%, 3/15/16 (e)	1,000,000	997,953
International Business Machines Corp., 0.351%, 11/4/11 (r)	1,000,000	1,000,538
International Lease Finance Corp., 5.75%, 6/15/11	1,000,000	1,005,000
John Deere Capital Corp., 1.06%, 6/10/11 (r)	300,000	300,405
JPMorgan Chase & Co.:
0.433%, 4/1/11 (r)	500,000	500,000
0.54%, 6/15/12 (r)	300,000	301,069
0.559%, 12/26/12 (r)	500,000	502,453
JPMorgan Chase Bank, 0.64%, 6/13/16 (r)	3,500,000	3,311,774
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	1,000,000	827,705
Lafarge SA, 6.15%, 7/15/11	2,000,000	2,029,218
Leucadia National Corp., 8.125%, 9/15/15	500,000	552,231
Manufacturers & Traders Trust Co., 1.803%, 4/1/13 (r)	2,700,000	2,694,660
Masco Corp., 4.80%, 6/15/15	750,000	744,456
MBNA Capital, 1.104%, 2/1/27 (r)	250,000	192,407
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	84,033
Medtronic, Inc., 1.25%, 9/15/21	420,000	416,850
Merrill Lynch & Co., Inc.:
0.763%, 1/15/15 (r)	206,000	199,311
1.07%, 9/15/26 (r)	300,000	233,983

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
MetLife Institutional Funding II:
0.709%, 3/27/12 (e)(r)	$1,000,000	$1,000,012
0.703%, 7/12/12 (e)(r)	1,000,000	1,001,896
MetLife, Inc.:
0.628%, 6/29/12 (r)	600,000	602,030
1.561%, 8/6/13 (r)	2,000,000	2,021,053
Metropolitan Life Global Funding I:
2.303%, 4/14/11 (e)(r)	250,000	250,050
0.703%, 7/13/11 (e)(r)	1,650,000	1,649,954
0.56%, 3/15/12 (e)(r)	800,000	796,961
Morgan Stanley:
0.592%, 2/10/12 (r)	200,000	200,502
3.45%, 11/2/15	1,000,000	980,647
0.753%, 10/18/16 (r)	1,000,000	935,258
Motors Liquidation Co., 8.375%, 7/15/33 (ii)*	500,000	147,500
NationsBank Cap Trust III, 0.853%, 1/15/27 (r)	930,000	716,908
Nationwide Building Society, 0.494%, 5/17/12 (e)(r)	600,000	599,922
Nevada Power Co., 8.25%, 6/1/11	2,000,000	2,023,759
NextEra Energy Capital Holdings, Inc., 0.712%, 11/9/12 (r)	800,000	801,943
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 (e)	1,000,000	1,020,281
Offshore Group Investments Ltd., 11.50%, 8/1/15	250,000	277,377
OPTI Canada, Inc., 9.00%, 12/15/12 (e)	1,000,000	1,008,750
PNC Funding Corp.:
0.444%, 1/31/12 (r)	1,000,000	998,917
0.503%, 4/1/12 (r)	500,000	501,383
0.504%, 1/31/14 (r)	1,000,000	990,099
Pricoa Global Funding I, 0.404%, 1/30/12 (e)(r)	400,000	397,681
Prudential Holdings LLC, 1.184%, 12/18/17 (e)(r)	1,000,000	934,035
Quest Diagnostics, Inc., 1.159%, 3/24/14 (r)	1,000,000	1,001,911
Rabobank Nederland NV, 0.511%, 8/5/11 (e)(r)	800,000	799,869
Rio Tinto Alcan, Inc., 4.50%, 5/15/13	1,000,000	1,063,027
SABMiller plc, 6.20%, 7/1/11 (e)	150,000	151,800
Sanofi-Aventis SA, 0.358%, 3/28/12 (r)	3,000,000	3,000,031
Seagate Technology HDD Holdings, 6.375%, 10/1/11	2,100,000	2,142,000
Senior Housing Properties Trust, 8.625%, 1/15/12	2,650,000	2,772,562
Skyway Concession Co. LLC, 0.587%, 6/30/17 (e)(r)	60,000	54,681
Southern Co., 0.703%, 10/21/11 (r)	1,000,000	1,002,319
Stadshypotek AB, 0.857%, 9/30/13 (e)(r)	2,000,000	2,000,019
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	500,000	500,534
Steel Dynamics, Inc., 7.375%, 11/1/12	1,000,000	1,065,000
Steelcase, Inc., 6.50%, 8/15/11	1,195,000	1,215,902
Sunoco, Inc., 6.75%, 4/1/11	2,385,000	2,384,907
SunTrust Bank:
0.424%, 5/21/12 (r)	2,000,000	1,995,669
0.603%, 8/24/15 (r)	750,000	708,492
SunTrust Banks, Inc., 3.60%, 4/15/16	500,000	496,675
SunTrust Capital I, 0.983%, 5/15/27 (r)	1,000,000	777,740
Svenska Handelsbanken AB, 1.31%, 9/14/12 (e)(r)	700,000	706,012
Systems 2001 AT LLC:
7.156%, 12/15/11 (e)	833,332	853,166
6.664%, 9/15/13 (e)	1,541,094	1,645,118
TD Ameritrade Holding Corp., 2.95%, 12/1/12	1,000,000	1,021,019
Telecom Italia Capital SA, 6.20%, 7/18/11	2,500,000	2,536,114

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Telefonica Emisiones SAU, 5.984%, 6/20/11	$2,000,000	$2,021,132
TELUS Corp., 8.00%, 6/1/11	599,000	606,000
The Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 6/15/11	2,000,000	2,030,000
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	500,000	131,890
2/15/45 (b)(e)	551,416	84,074
Total Capital Canada Ltd., 0.684%, 1/17/14 (r)	2,000,000	2,001,680
Travelers Insurance Company Ltd., 0.553%, 12/8/11 (r)	250,000	249,241
Union Pacific Railroad Co. 2004 Pass Through Trust, 5.214%,
9/30/14 (e)	370,000	393,639
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,525,573
Verizon Communications, Inc., 0.919%, 3/28/14 (r)	4,000,000	4,013,174
Volkswagen International Finance NV, 0.757%, 10/1/12 (e)(r)	3,000,000	2,999,126
Wachovia Capital Trust III, 5.57% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	3,000,000	2,752,500
Wells Fargo & Co., 0.53%, 6/15/12 (r)	500,000	501,521
Western Union Co., 0.89%, 3/7/13 (r)	3,000,000	3,004,090
Westpac Banking Corp.:
0.603%, 10/21/11 (e)(r)	750,000	750,207
1.037%, 3/31/14 (e)(r)	2,500,000	2,500,023
Williams Partners LP, 7.50%, 6/15/11	2,794,000	2,830,958
Wm. Wrigley Jr. Co., 1.684%, 6/28/11 (e)(r)	2,500,000	2,501,046
Xerox Corp., 6.875%, 8/15/11	2,400,000	2,454,885
Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (e)	2,000,000	2,038,358
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,048,952

Total Corporate Bonds (Cost $199,906,326)		202,713,741

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 2.1%
AgFirst FCB, 8.393% to 12/15/11,
floating rate thereafter to 12/15/16 (r)	4,655,000	4,841,200
Overseas Private Investment Corp.:
0.22%, 8/15/17 (b)(r)	2,000,000	2,000,000
0.22%, 8/15/17 (b)(r)	1,500,000	1,500,000
US AgBank FCB, 6.11% to 7/10/12,
floating rate thereafter to 12/31/49 (e)(r)	300,000	201,000

Total U.S. Government Agencies and Instrumentalities
(Cost $8,333,499)		8,542,200

U.S. TREASURY - 1.6%
United States Treasury Notes:
1.25%, 3/15/14	360,000	359,888
2.125%, 2/29/16	1,111,000	1,107,355
3.625%, 2/15/21	5,000,000	5,071,875

Total U.S. Treasury (Cost $6,600,930)		6,539,118

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			PRINCIPAL
MUNICIPAL OBLIGATIONS - 2.4%			AMOUNT	VALUE
California State Pollution Control Financing Authority Revenue
VRDN, 0.23%, 11/1/26 (r)			$8,490,000	$8,490,000
CIDC-Hudson House LLC New York Revenue
VRDN, 0.80%, 12/1/34 (r)			50,000	50,000
Illinois State GO Bonds, 4.961%, 3/1/16			1,000,000	1,000,610

Total Municipal Obligations (Cost $9,540,000)				9,540,610

FLOATING RATE LOANS(d) - 0.7%
Clear Channel Communications, Inc., Term Loan B,
3.912%, 1/29/16 (r)			2,000,000	1,758,612
Syniverse Holdings, Inc., Term Loan, 5.25%, 12/21/17 (r)			1,000,000	1,006,825

Total Floating Rate Loans (Cost $2,842,808)				2,765,437

EQUITY SECURITIES - 0.2%			SHARES
Woodbourne Capital, Trust II, Preferred (b)(e)			1,000,000	700,000

Total Equity Securities (Cost $450,000)				700,000

TOTAL INVESTMENTS (Cost $366,950,503) - 91.7%				369,125,129
Other assets and liabilities, net - 8.3%				33,332,175
NET ASSETS - 100%				$402,457,304

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	65	6/11	$7,737,031	$ 10,131
30 Year U.S. Treasury Bonds	14	6/11	1,682,625	1,297
Total Purchased				$ 11,428

Sold:
2 Year U.S. Treasury Notes	462	6/11	$100,773,750	($ 39,141)
5 Year U.S. Treasury Notes	9	6/11	1,051,102	6,670
Total Sold				($ 32,471)

See notes to financial statements.

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(b)	This security was valued by the Board of Trustees. See Note A.

(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)	General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest. Subsequent to period end, the Fund received a distribution of new GM stock and new GM war- rants in exchange for the Motors Liquidation Co. Notes.

*	Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $366,950,503) -
see accompanying schedule	$369,125,129
Cash	27,824,092
Receivable for securities sold	5,425,564
Receivable for shares sold	9,202,290
Interest and dividends receivable	2,677,755
Other assets	351,421
Total assets	414,606,251

LIABILITIES
Payable for securities purchased	9,252,994
Payable for shares redeemed	2,551,841
Payable for futures variation margin	34,547
Payable to Calvert Asset Management Company, Inc.	117,825
Payable to Calvert Administrative Services Company	80,256
Payable to Calvert Shareholder Services, Inc.	5,964
Payable to Calvert Distributors, Inc.	68,222
Accrued expenses and other liabilities	37,298
Total liabilities	12,148,947

NET ASSETS	$402,457,304

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 21,667,530 shares outstanding	$336,306,515
Class Y: 4,021,410 shares outstanding	63,257,828
Undistributed net investment income (loss)	(876,834)
Accumulated net realized gain (loss) on investments	1,616,212
Net unrealized appreciation (depreciation) on investments	2,153,583

NET ASSETS	$402,457,304

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $339,318,542)	$15.66
Class Y (based on net assets of $63,138,762)	$15.70

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,279,955
Dividend income (net of foreign taxes withheld of $7)	12,866
Total investment income	4,292,821

Expenses:
Investment advisory fee	486,151
Administrative fees	405,125
Transfer agency fees and expenses	267,281
Distribution Plan expenses:
Class A	346,120
Trustees’ fees and expenses	8,114
Custodian fees	34,151
Accounting fees	24,918
Registration fees	27,090
Reports to shareholders	39,321
Professional fees	12,088
Miscellaneous	7,694
Total expenses	1,658,053
Reimbursement from Advisor:
Class A	(261,037)
Fees paid indirectly	(1,154)
Net expenses	1,395,862

NET INVESTMENT INCOME	2,896,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,404,512
Futures	109,496
1,514,008

Change in unrealized appreciation (depreciation) on:
Investments	(1,388,551)
Futures	180,221
(1,208,330)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	305,678

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,202,637

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$2,896,959	$3,051,099
Net realized gain (loss) on investments	1,514,008	1,574,203
Change in unrealized appreciation (depreciation)	(1,208,330)	1,413,311

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,202,637	6,038,613

Distributions to shareholders from:
Net investment income:
Class A shares	(3,208,297)	(2,657,904)
Class Y shares	(593,114)	(138,380)
Net realized gain:
Class A shares	(1,414,272)	(728,246)
Class Y shares	(231,350)	—
Total distributions	(5,447,033)	(3,524,530)

Capital share transactions:
Shares sold:
Class A shares	182,699,339	263,983,680
Class Y shares	42,348,901	43,789,323
Reinvestment of distributions:
Class A shares	4,002,540	2,918,935
Class Y shares	438,324	67,565
Redemption fees:
Class A shares	1,236	2,171
Class Y shares	2,688	1,592
Shares redeemed:
Class A shares	(86,705,956)	(121,841,396)
Class Y shares	(16,608,919)	(6,782,437)
Total capital share transactions	126,178,153	182,139,433

TOTAL INCREASE (DECREASE) IN NET ASSETS	123,933,757	184,653,516

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (CONT’D)
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2011	2010
Beginning of period	$278,523,547	$93,870,031
End of period (including distributions in excess of net investment income and undistributed net investment income
of $876,834 and $27,618, respectively)	$402,457,304	$278,523,547

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	11,641,667	16,841,241
Class Y shares	2,691,194	2,782,351
Reinvestment of distributions:
Class A shares	255,332	186,214
Class Y shares	27,898	4,278
Shares redeemed:
Class A shares	(5,524,107)	(7,758,030)
Class Y shares	(1,055,065)	(429,246)
Total capital share activity	8,036,919	11,626,808

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class Y shares of beneficial interest. Class Y shares commenced operations on May 28, 2010. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $4,616,864 or 1.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	valuatIonInPuts
InvestMents In securItIes	level 1	level 2	level 3		total
Equity securities	-	-	$700,000		$700,000
Asset-backed securities	-	$37,455,251	-		37,455,251
Collateralized mortgage-backed
obligations	-	2,766,348	-		2,766,348
Commercial mortgage-backed
securities	-	98,102,424	-		98,102,424
Corporate debt	-	202,428,767	284,974		202,713,741
Municipal obligations	-	9,540,610	-		9,540,610
U.S. government obligations	-	11,581,318	3,500,000		15,081,318
Other debt obligations	-	2,765,437	-		2,765,437
TOTAL	-	$364,640,155	$4,484,974	**	$369,125,129
Other financial instruments*	($21,043)	-	-		($21,043)

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* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

**Level 3 securities represent 1.1% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which

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are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

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Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets, and .29% of all assets above $1 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is .89% for Class A and .84% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses.

The Distributor received $42,867 as its portion of the commissions charged on sales of

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the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $31,066 for the six months ended March 31, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $317,395,900 and $157,234,021, respectively. U.S. government security purchases and sales were $97,988,936 and $102,264,735, respectively.

As of March 31, 2011, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$3,965,521
Unrealized (depreciation)	(1,831,478)
Net unrealized appreciation/(depreciation)	$2,134,043
Federal income tax cost of investments	$366,991,086

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$31,200	1.50%	$1,458,867	January 2011

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NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

		Periods ended
		MARCH 31,		SEPTEMBER 30,
class A shares		2011		2010
Net asset value, beginning		$15.77		$15.58
Income from investment operations:
Net investment income		.14		.21
Net realized and unrealized gain (loss)		.01		.27
Total from investment operations		.15		.48
Distributions from:
Net investment income		(.18)		(.20)
Net realized gain		(.08)		(.09)
Total distributions		(.26)		(.29)
Total increase (decrease) in net asset value		(.11)		.19
Net asset value, ending		$15.66		$15.77

Total return*		.97%		3.07%
Ratios to average net assets: A
Net investment income		1.76	% (a)	1.46%
Total expenses		1.08	% (a)	1.08%
Expenses before offsets		.89	% (a)	.89%
Net expenses		.89	% (a)	.89%
Portfolio turnover		98%		268%
Net assets, ending (in thousands)		$339,319		$241,254

	Periods ended
	SEPTEMBER 30,	SEPTEMBER 30,		SEPTEMBER 30,
class A shares	2009	2008		2007	^
Net asset value, beginning	$14.97	$15.04		$15.00
Income from investment operations:
Net investment income	.34	.60		.61
Net realized and unrealized gain (loss)	.60	.04		.03
Total from investment operations	.94	.64		.64
Distributions from:
Net investment income	(.30)	(.61)		(.60)
Net realized gain	(.03)	(.10)		—
Total distributions	(.33)	(.71)		(.60)
Total increase (decrease) in net asset value	.61	(.07)		.04
Net asset value, ending	$15.58	$14.97		$15.04

Total return*	6.42%	4.34%		4.34%
Ratios to average net assets: A
Net investment income	2.36%	3.57%		4.52	% (a)
Total expenses	1.26%	2.09%		3.90	% (a)
Expenses before offsets	.93%	.92%		1.05	% (a)
Net expenses	.89%	.89%		.89	% (a)
Portfolio turnover	300%	475%		506%
Net assets, ending (in thousands)	$93,870	$27,333		$3,256

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class Y shares	2011		2010	^^
Net asset value, beginning	$15.81		$15.67
Income from investment operations:
Net investment income	.15		.07
Net realized and unrealized gain (loss)	.01		.14
Total from investment operations	.16		.21
Distributions from:
Net investment income	(.19)		(.07)
Net realized gain	(.08)		—
Total distributions	(.27)		(.07)
Total increase (decrease) in net asset value	(.11)		.14
Net asset value, ending	$15.70		$15.81

Total return*	1.05%		1.35%
Ratios to average net assets: A
Net investment income	1.95	% (a)	1.69	% (a)
Total expenses	.69	% (a)	.75	% (a)
Expenses before offsets	.69	% (a)	.75	% (a)
Net expenses	.69	% (a)	.75	% (a)
Portfolio turnover	98%		62%
Net assets, ending (in thousands)	$63,139		$37,270

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.
^	From October 31, 2006, inception.
^^	From May 28, 2010, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee;

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comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund performed at the median of its peer universe for the one-year period ended June 30, 2010, and above the median of its peer universe for the three-year period ended June 30, 2010. The data also indicated that the Fund outperformed its Lipper index for the same one- and three-year periods. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class Y shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

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The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class Y shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
ULTRA-SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unem-

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ployment, and a struggling housing market will limit gains. Energy prices will remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

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Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-Decem-ber. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February of 2011, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

*Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

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CALVERT
GOVERNMENT FUND
MARCH 31, 2011
% of Total
ECONOMIC SECTORS	Investments
Communications	0.9%
Consumer, Cyclical	2.3%
Energy	0.7%
Financials	24.1%
Government	64.4%
Industrials	1.3%
Mortgage Securities	3.4%
Technology	0.8%
Total	100%

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the mid-
dle of the range over the full reporting period.1

During the reporting period, we estimate that Utilities 2.1% the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen, at a similar point in the business cycle, after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries increased by 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to non-government sectors, including asset-backed securities and corporate bonds, which comprised 17.91% of the Fund at the start of the reporting period, helped boost relative returns.

The Fund employed a yield-curve-flattening strategy. This had a mixed effect as some portions of the yield curve narrowed while others widened. The Fund was positioned to benefit from a narrowing of the yield differential between the 10- and 30-year U.S. Treasuries, which helped performance, as this section of the yield curve narrowed from 160 basis points to 104 basis points. However, the Fund also was positioned to benefit from narrowing of the yield differential between two- and 10-year Treasuries. This section of the yield curve widened from 209 to 265 basis points during the reporting period, which hurt performance. The Fund uses Treasury futures to hedge its interest rate position.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 3.81%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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Outlook
The U.S. economy continues to recover
from severe financial crisis. Deleveraging
in household and financial sectors contin-
ues, suggesting that both growth and price
inflation are moderate and not heated.
Monetary policy should remain easy in
coming quarters as federal, state, and local
fiscal stimuli continue to recede and con-
tract. The impact from the long stretch
of extraordinarily easy Fed policy, with its
near-zero percent short-term interest rates
and government bond purchases, is clear
in the higher prices of stocks, bonds, and
commodities, but not in consumer price
		indices.
CALVERT
GOVERNMENT FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

Class A Shares	(with max. load)
One year	3.49%
Since inception (12/31/2008)	5.96%

Class C Shares	(with max. load)
One year	5.41%
Since inception (12/31/2008)	6.78%

Once again, events outside the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal but a debt crisis in Spain would cause a great stress on the facility and could disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt periodically.

April 2011

[1]	Interest rate data sources: Chicago Board Options Exchange and Federal Reserve
[2]	According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters
[3]	Latest data as of February 2011 from the Bureau of Labor Statistics

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,021.50	$5.24
Hypothetical	$1,000.00	$1,019.75	$5.24
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,016.10	$10.25
Hypothetical	$1,000.00	$1,014.76	$10.25
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04% and 2.04% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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CALVERT GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
FDIC GUARANTEED CORPORATE BONDS - 8.4%	AMOUNT	VALUE
Ally Financial, Inc.:
1.75%, 10/30/12	$30,000	$30,487
0.309%, 12/19/12 (r)	40,000	40,014
Bank of America Corp., 0.588%, 4/30/12 (r)	30,000	30,122
BankBoston Capital Trust III, 1.06%, 6/15/27 (r)	50,000	38,797
Citibank, 0.303%, 7/12/11 (r)	25,000	24,997
Citigroup Funding, Inc., 0.634%, 4/30/12 (r)	30,000	30,132
General Electric Capital Corp., 0.61%, 6/8/12 (r)	20,000	20,089
Goldman Sachs Group, Inc.:
0.562%, 11/9/11 (r)	30,000	30,059
0.51%, 3/15/12 (r)	80,000	80,172
JPMorgan Chase & Co.:
0.433%, 4/1/11 (r)	15,000	15,000
0.54%, 6/15/12 (r)	30,000	30,107
MetLife, Inc., 0.628%, 6/29/12 (r)	50,000	50,169
Morgan Stanley, 0.592%, 2/10/12 (r)	30,000	30,075
PNC Funding Corp., 0.503%, 4/1/12 (r)	30,000	30,083
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	35,000	35,037
Wells Fargo & Co., 0.53%, 6/15/12 (r)	30,000	30,091

Total FDIC Guaranteed Corporate Bonds (Cost $527,662)		545,431

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.4%
JP Morgan Mortgage Trust, 5.279%, 7/25/35 (r)	8,997	8,768
Merrill Lynch Mortgage Investors, Inc., 2.669%, 12/25/35 (r)	15,510	15,381

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $23,754)		24,149

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
Citigroup Commercial Mortgage Trust, 4.38%, 10/15/41	70,673	71,060
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	110,000	111,392

Total Commercial Mortgage-Backed Securities (Cost $183,497)		182,452

CORPORATE BONDS - 21.5%
American Express Travel Related Services Co., Inc., 5.25%,
11/21/11 (e)	15,000	15,330
APL Ltd., 8.00%, 1/15/24 (b)	25,000	22,464
Comcast Corp., 6.55%, 7/1/39	50,000	51,633

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.20%, 5/13/14 (e)	$51,000	$53,914
Crown Castle Towers LLC, 4.883%, 8/15/20 (e)	40,000	39,950
CVS Caremark Corp., 6.302% to 6/1/12, floating rate
thereafter to 6/1/62 (r)	30,000	29,394
CVS Pass-Through Trust:
6.036%, 12/10/28	26,813	27,988
8.353%, 7/10/31 (e)	29,140	34,322
Dominion Resources, Inc., 6.30% to 9/30/11,
floating rate thereafter to 9/30/66 (r)	80,000	79,000
Dun & Bradstreet Corp., 2.875%, 11/15/15	50,000	48,980
Fifth Third Bank, 0.424%, 5/17/13 (r)	40,000	39,223
GenOn Americas Generation LLC, 8.30%, 5/1/11	50,000	50,125
Goldman Sachs Group, Inc., 6.75%, 10/1/37	60,000	59,852
Home Depot, Inc., 5.95%, 4/1/41	50,000	49,790
Main & Walton Development Co. VRDN, 0.39%, 9/1/26 (r)	500,000	500,000
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	35,000	29,715
Ohana Military Communities LLC, 5.462%, 10/1/26 (e)	15,000	15,225
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	40,000	39,950
Senior Housing Properties Trust, 8.625%, 1/15/12	60,000	62,775
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	51,076	54,524
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	18,465
2/15/45 (b)(e)	202,295	30,844
Wachovia Capital Trust III, 5.57% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	40,000	36,700

Total Corporate Bonds (Cost $1,349,919)		1,390,163

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 39.7%
AgFirst FCB, 6.585% to 6/15/12, floating rate
thereafter to 6/29/49 (e)(r)	50,000	40,000
COP I LLC, 3.613%, 12/5/21	91,764	94,707
Fannie Mae:
0.375%, 12/28/12	750,000	745,406
1.25%, 8/20/13	500,000	502,001
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	67,297
Freddie Mac, 1.125%, 7/27/12	300,000	302,390
New Valley Generation I, 7.299%, 3/15/19	64,218	74,040
New Valley Generation II, 5.572%, 5/1/20	35,982	37,711
New Valley Generation V, 4.929%, 1/15/21	46,800	50,868
Overseas Private Investment Corp., 0.22%, 8/15/17 (b)(r)	200,000	200,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	93,094	92,829
3.547%, 4/10/22	47,223	47,029
Private Export Funding Corp.:
4.90%, 12/15/11	30,000	30,833
3.05%, 10/15/14	70,000	72,531
4.55%, 5/15/15	30,000	32,521

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U.S. GOVERNMENT AGENCIES			PRINCIPAL
AND INSTRUMENTALITIES - CONT’D			AMOUNT	VALUE
Tennessee Valley Authority, 4.375%, 6/15/15			100,000	109,038
US AgBank FCB, 6.11% to 7/10/12, floating rate
thereafter to 12/31/49 (e)(r)			40,000	26,800
Vessel Management Services, Inc., 5.85%, 5/1/27			46,000	50,489

Total U.S. Government Agencies and Instrumentalities
(Cost $2,529,335)				2,576,490

U.S. TREASURY - 19.9%
United States Treasury Bonds:
3.875%, 8/15/40			55,000	49,208
4.25%, 11/15/40			201,000	192,175
4.75%, 2/15/41			825,000	857,484
United States Treasury Notes, 3.625%, 2/15/21			190,000	192,731

Total U.S. Treasury (Cost $1,288,697)				1,291,598

TOTAL INVESTMENTS (Cost $5,902,864) - 92.7%				6,010,283
Other assets and liabilities, net - 7.3%				475,476
NET ASSETS - 100%				6,485,759

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	16	6/11	$3,490,000	($1,356)
30 Year U.S. Treasury Bonds	10	6/11	1,201,875	4,895
Total Sold				$3,539

(b)	This security was valued by the Board of Trustees. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $5,902,864)
see accompanying schedule	$6,010,283
Cash	457,177
Receivable for securities sold	315,036
Receivable for shares sold	5
Interest and dividends receivable	32,420
Other assets	54,985
Total assets	6,869,906

LIABILITIES
Payable for securities purchased	363,764
Payable for future variation margin	1,000
Payable to Calvert Asset Management Company, Inc.	2,105
Payable to Calvert Administrative Services Company	804
Payable to Calvert Shareholder Services, Inc.	201
Payable to Calvert Distributors, Inc.	2,432
Accrued expenses and other liabilities	13,841
Total liabilities	384,147

NET ASSETS	$6,485,759

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 282,158 shares outstanding	$4,483,056
Class C: 107,285 shares outstanding	1,758,104
Undistributed net investment income	495
Accumulated net realized gain (loss) on investments	133,146
Net unrealized appreciation (depreciation) on investments	110,958

NET ASSETS	$6,485,759

NET ASSET VALUE PER SHARE
Class A (based on net assets of $4,702,945)	$16.67
Class C (based on net assets of $1,782,814)	$16.62

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$57,608
Total investment income	57,608

Expenses:
Investment advisory fee	11,379
Transfer agency fees and expenses	14,975
Administrative fees	4,267
Distribution Plan expenses:
Class A	5,141
Class C	7,884
Trustees’ fees and expenses	146
Custodian fees	11,371
Registration fees	12,177
Reports to shareholders	3,766
Professional fees	11,697
Accounting fees	480
Miscellaneous	3,561
Total expenses	86,844
Reimbursement from Advisor:
Class A	(36,946)
Class C	(12,097)
Fees paid indirectly	(332)
Net expenses	37,469

NET INVESTMENT INCOME	20,139

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	94,688
Futures	46,786
141,474

Change in unrealized appreciation (depreciation) on:
Investments	(55,786)
Futures	13,183
(42,603)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	98,871

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$119,010

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$20,139	$40,297
Net realized gain (loss)	141,474	72,343
Change in unrealized appreciation (depreciation)	(42,603)	83,002

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	119,010	195,642

Distributions to shareholders from:
Net investment income:
Class A shares	(20,236)	(34,076)
Class C shares	—	(1,244)
Net realized gain:
Class A shares	(53,461)	(49,649)
Class C shares	(22,483)	(3,894)
Total distributions	(96,180)	(88,863)

Capital share transactions:
Shares sold:
Class A shares	1,606,422	2,278,717
Class C shares	899,710	1,007,963
Reinvestment of distributions:
Class A shares	71,120	83,267
Class C shares	16,146	958
Redemption fees:
Class A shares	—	616
Shares redeemed:
Class A shares	(942,987)	(383,619)
Class C shares	(292,734)	(13,341)
Total capital share transactions	1,357,677	2,974,561

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,380,507	3,081,340

NET ASSETS
Beginning of period	5,105,252	2,023,912
End of period (including undistributed net investment income
of $495 and $592, respectively)	$6,485,759	$5,105,252

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	97,181	139,241
Class C shares	54,467	61,536
Reinvestment of distributions:
Class A shares	4,324	5,250
Class C shares	988	60
Shares redeemed:
Class A shares	(56,981)	(23,445)
Class C shares	(17,790)	(837)
Total capital share activity	82,189	181,805

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers two classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $271,773 or 4.2% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such

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securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	VALUATION INPUTS
InvestMents In securItIes	level 1	level 2	level 3	total
Corporate debt	-	$1,882,286	$53,308	$1,935,594
Collateralized mortgage-backed
obligations	-	24,149	-	24,149
Commercial mortgage-backed
securities	-	182,452	-	182,452
U.S. government obligations	-	3,668,088	200,000	3,868,088
TOTAL	-	$5,756,975	$253,308	$6,010,283
Other financial instruments*	$3,539	-	-	$3,539

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		U.S.
	CORPORATE	GOVERNMENT
	DEBT	OBLIGATIONS	TOTAL
Balance as of 9/30/10	$20,000	$200,000	$220,000
Accrued discounts/premiums	105	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation
(depreciation)	2,359	—	2,359
Purchases	—	—	—
Sales	—	—	—
Transfers in and/or out of Level 3[1]	30,844[2]	—	30,844
Balance as of 3/31/11	$53,308	$200,000	$253,308

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1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the period ended March 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($377). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain

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are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.04% for Class A and 2.04% for Class C. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund’s average daily net assets of Class A and Class C, respectively.

The Distributor received $3,014 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,017 for the six months ended March 31, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,324,590 and $2,184,027, respectively. U.S. government security purchases and sales were $16,695,043 and $15,723,091, respectively.

The Fund intends to elect to defer net capital losses of $17,118 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$122,004
Unrealized (depreciation)	(15,770)
Net unrealized appreciation/(depreciation)	$106,234
Federal income tax cost of investments	$5,904,049

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The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, such purchase and sales transactions were $1,500,000 and $1,000,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,323	1.51%	$192,794	January 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009	#
Net asset value, beginning	$16.63		$16.14	$15.00
Income from investment operations:
Net investment income	.08		.26	.06
Net realized and unrealized gain (loss)	.27		.88	1.14
Total from investment operations	.35		1.14	1.20
Distributions from:
Net investment income	(.08)		(.24)	(.06)
Net realized gain	(.23)		(.41)	—
Total ditributions	(.31)		(.65)	(.06)
Total increase (decrease) in net asset value	0.04		0.49	1.14
Net asset value, ending	$16.67		$16.63	$16.14
Total return*	2.15%		7.31%	7.98%
Ratios to average net assets:A
Net investment income	.99	% (a)	1.60%	.63	% (a)
Total expenses	2.85	% (a)	3.81%	5.67	% (a)
Expenses before offsets	1.05	% (a)	1.05%	1.04	% (a)
Net expenses	1.04	% (a)	1.04%	1.04	% (a)
Portfolio turnover	429%		401%	428%
Net assets, ending (in thousands)	$4,703		$3,951	$1,881

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009	#
Net asset value, beginning	$16.58		$16.10	$15.00
Income from investment operations:
Net investment income	***		.09	**
Net realized and unrealized gain (loss)	.27		.89	1.10
Total from investment operations	.27		.98	1.10
Distributions from:
Net investment income	—		(.09)	—
Net realized gain	(.23)		(.41)	—
Total ditributions	(.23)		(.50)	—
Total increase (decrease) in net asset value	0.04		0.48	1.10
Net asset value, ending	$16.62		$16.58	$16.10

Total return*	1.67%		6.25%	7.33%
Ratios to average net assets:A
Net investment income	(.02	%) (a)	.37%	.03	% (a)
Total expenses	3.59	% (a)	7.13%	41.41	% (a)
Expenses before offsets	2.05	% (a)	2.05%	2.04	% (a)
Net expenses	2.04	% (a)	2.04%	2.04	% (a)
Portfolio turnover	429%		401%	428%
Net assets, ending (in thousands)	$1,783		$1,154	$143

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
***	Net investment loss was $.002 per share.
#	From December 31, 2008 inception.
(a)	Annualized.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its benchmark and with that of comparable mutual funds. This comparison indicated that the Fund performed above the median of its peer universe for the one-year period ended June 30, 2010. The data also indicated that the Fund outperformed its benchmark for the one-year period ended June 30, 2010. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class C shares. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

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The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class C shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

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Suite 1000 North
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Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
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Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
GOVERNMENT	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely

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facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market will limit gains. Energy prices will remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Gregory Habeeb

Senior Vice President and Senior Portfolio

Manager of
Calvert Investment
Management, Inc.

Performance

For the six-month period ended March 31, 2011, Calvert High-Yield Bond Fund (Class A shares at NAV) returned 7.84%. Its benchmark index, the BofA Merrill Lynch High Yield Master II Index, returned 7.09% for the period. Security selection was the primary reason for the Fund’s outperformance.

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2011
INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	7.84%	15.81%
Class I	8.20%	16.61%
BofA Merrill Lynch High
Yield Master II Index	7.09%	14.18%
Lipper High Current
Yield Funds Average	7.31%	13.57%

SEC YIELDS
	30 days ended
	3/31/11	9/30/10
Class A	4.85%	5.79%
Class I	5.73%	6.70%

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-Decem-ber. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall, with the 10-year yield bottoming at 3.14% a few days after the disaster. After

*	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

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% of Total
ECONOMIC SECTORS	Investments
Basic Materials	4.5%
Communications	15.7%
Consumer, Cyclical	15.6%
Consumer, Non-cyclical	21.4%
Diversified	0.5%
Energy	5.6%
Financials	14.2%
Government	0.7%
Industrials	15.2%
Technology	3.0%
Telecommunication Services	0.4%
Utilities	3.2%
Total	100%

the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1

During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen, at a similar point in the business cycle, after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The high yield bond market has performed well since March 2009. Record new bond issuance has been supported by robust cash flows. Investors have flocked to the sector, attracted by low default rates and appealing yields. Our strong performance during the reporting period was the result of better bond selection and increasing exposure to bonds in more cyclical parts of the market, including the industrial, consumer, and financial sectors. We avoided credits with European and Japan exposure, while seeking bonds with higher yields than the index yield, which was approximately 7.5% during the reporting period. The portfolio is underweight BB rated bonds which, in our opinion, offer poor relative value as they yield less than six percent on average. Twenty-five percent of the portfolio was invested in BB rated issues while 38% of the index was invested there. Notably, the Fund has a significant out-of-index play with 4.5% allocated to investment-grade bonds, which we believe have strong total return potential.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of Class A’s maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.91%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease yet again if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

Class A shares*	(with max. load)
One year	11.46%
Five year	6.20%
Since inception (7/9/2001)	6.23%

Class I shares
One year	16.61%
Five year	7.45%
Since inception (7/9/2001)	6.99%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert High Yield Bond Fund”), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert High Yield Bond Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert High Yield Bond Fund, reflect the performance of Class I shares of SMF Calvert High Yield Bond Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

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1 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve

2 According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters

3 Latest data as of February 2011 from the Bureau of Labor Statistics

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,078.80	$8.37
Hypothetical	$1,000.00	$1,016.88	$8.12
(5% return per year before expenses)

class I
Actual	$1,000.00	$1,082.40	$5.00
Hypothetical	$1,000.00	$1,020.13	$4.85
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.61% and 0.96% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
CORPORATE BONDS - 94.8%	AMOUNT	VALUE
Accellent, Inc., 8.375%, 2/1/17	$250,000	$268,125
Acquisition Co. Lanza Parent, 10.00%, 6/1/17 (e)	750,000	828,750
AES Corp., 9.75%, 4/15/16	500,000	573,750
Alere, Inc., 7.875%, 2/1/16 (b)	250,000	261,250
Ally Financial, Inc., 4.50%, 2/11/14	850,000	847,875
Altra Holdings, Inc., 8.125%, 12/1/16	250,000	268,125
American Axle & Manufacturing Holdings, Inc.,
9.25%, 1/15/17 (e)	200,000	221,500
APL Ltd., 8.00%, 1/15/24 (b)	500,000	449,280
Apria Healthcare Group, Inc., 12.375%, 11/1/14	500,000	546,250
Associated Materials LLC, 9.125%, 11/1/17 (e)	250,000	265,625
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.625%, 3/15/18	250,000	276,250
Bausch & Lomb, Inc., 9.875%, 11/1/15	250,000	268,750
BE Aerospace, Inc., 6.875%, 10/1/20	500,000	516,875
Beverages & More, Inc., 9.625%, 10/1/14 (e)	500,000	525,000
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	277,500
Buccaneer Merger Sub, Inc., 9.125%, 1/15/19 (e)	250,000	265,625
Burger King Corp., 9.875%, 10/15/18	500,000	526,250
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate
thereafter to 12/29/49 (b)(e)(r)	250,000	193,375
Cablevision Systems Corp.:
8.625%, 9/15/17	250,000	276,875
8.00%, 4/15/20	250,000	272,500
Calpine Corp. Escrow (b)*	500,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	250,000	255,951
CapitalSource, Inc., 12.75%, 7/15/14 (e)	250,000	298,750
Case New Holland, Inc., 7.75%, 9/1/13	500,000	544,375
Cemex Finance LLC, 9.50%, 12/14/16 (e)	250,000	269,199
Cemex SAB de CV, 5.301%, 9/30/15 (e)(r)	250,000	247,999
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	261,250
Cincinnati Bell, Inc., 8.375%, 10/15/20	250,000	245,625
CIT Group, Inc.:
5.25%, 4/1/14 (e)	500,000	502,722
7.00%, 5/1/14	750,000	765,000
CKE Restaurants, Inc., 11.375%, 7/15/18	250,000	275,625
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	290,000
Constellation Brands, Inc., 7.25%, 9/1/16	500,000	541,875
Cott Beverages, Inc., 8.375%, 11/15/17	500,000	540,000
CPM Holdings, Inc., 10.625%, 9/1/14 (e)	250,000	270,000
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	250,000	241,875
Developers Diversified Realty Corp., 4.75%, 4/15/18	250,000	243,750
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	285,937
Digicel Ltd., 8.25%, 9/1/17 (e)	250,000	265,000
Discover Bank, 7.00%, 4/15/20	250,000	275,246
Drummond Co., Inc., 9.00%, 10/15/14 (e)	250,000	265,000
DuPont Fabros Technology LP, 8.50%, 12/15/17	250,000	275,313
Dynegy Holdings, Inc., 8.375%, 5/1/16	500,000	417,500

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
E*Trade Financial Corp., 7.375%, 9/15/13	$500,000	$503,750
Edison Mission Energy, 7.50%, 6/15/13	250,000	248,125
Empire Today LLC / Empire Today Finance Corp.,
11.375%, 2/1/17 (e)	250,000	264,375
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	250,000	259,375
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	557,500
First Data Corp., 9.875%, 9/24/15	550,000	566,500
Ford Motor Credit Co. LLC:
5.56%, 6/15/11 (r)	250,000	250,625
7.25%, 10/25/11	250,000	256,250
7.80%, 6/1/12	250,000	265,000
7.50%, 8/1/12	250,000	266,250
8.70%, 10/1/14	250,000	282,500
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	250,000	279,375
Frontier Communications Corp.:
7.875%, 4/15/15	250,000	268,750
8.25%, 4/15/17	250,000	268,750
Giant Funding Corp., 8.25%, 2/1/18 (e)	500,000	512,500
Gibson Energy ULC, 10.00%, 1/15/18	500,000	525,000
Global Aviation Holdings, Inc., 14.00%, 8/15/13	500,000	586,250
Goodyear Tire & Rubber Co., 10.50%, 5/15/16	500,000	560,625
Griffon Corp., 7.125%, 4/1/18 (e)	250,000	255,000
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	269,375
Harland Clarke Holdings Corp., 9.50%, 5/15/15	250,000	246,875
HCA, Inc.:
9.25%, 11/15/16	500,000	537,500
9.625%, 11/15/16	125,000	134,688
Hertz Corp.:
8.875%, 1/1/14	92,000	94,070
6.75%, 4/15/19 (e)	500,000	495,000
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	500,000	508,750
Huntington BancShares, Inc., 7.00%, 12/15/20	250,000	274,869
Ineos Finance plc, 9.00%, 5/15/15 (e)	500,000	547,500
Ineos Group Holdings plc, 8.50%, 2/15/16 (e)	250,000	253,125
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	536,875
Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (e)	250,000	271,250
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	450,000	480,375
Intelsat Jackson Holdings SA, 7.25%, 4/1/19 (e)	250,000	250,625
Interactive Data Corp., 10.25%, 8/1/18 (e)	500,000	561,250
International Lease Finance Corp.:
5.875%, 5/1/13	250,000	255,000
7.125%, 9/1/18 (e)	250,000	268,125
Jarden Corp., 7.50%, 5/1/17	500,000	532,500
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Jones Group, Inc., 6.875%, 3/15/19	500,000	491,250
Kennedy-Wilson, Inc., 8.75%, 4/1/19 (e)	500,000	496,485
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	500,000	518,125
Koppers, Inc., 7.875%, 12/1/19	500,000	542,500
Lamar Media Corp., 9.75%, 4/1/14	250,000	288,750
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	682,370
Leucadia National Corp., 8.125%, 9/15/15	250,000	276,115

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Level 3 Communications, Inc., 11.875%, 2/1/19 (e)	$500,000	$470,000
Level 3 Financing, Inc., 9.25%, 11/1/14	250,000	255,625
Ltd Brands, Inc.:
6.90%, 7/15/17	250,000	268,125
6.625%, 4/1/21	250,000	255,000
MBNA Capital, 1.104%, 2/1/27 (r)	250,000	192,407
MetroPCS Wireless, Inc., 7.875%, 9/1/18	250,000	267,500
MGM Resorts International, 6.75%, 9/1/12	500,000	508,750
Mylan, Inc., 7.625%, 7/15/17 (e)	250,000	268,750
NFR Energy LLC, 9.75%, 2/15/17 (e)	500,000	495,000
NII Capital Corp., 8.875%, 12/15/19	500,000	553,750
Novelis, Inc., 8.375%, 12/15/17 (e)	500,000	542,500
NRG Energy, Inc., 7.375%, 2/1/16	500,000	518,125
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	554,754
OPTI Canada, Inc., 8.25%, 12/15/14	750,000	399,375
OSI Restaurant Partners LLC, 10.00%, 6/15/15	500,000	520,000
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	500,000	491,250
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	650,000	664,625
Penske Automotive Group, Inc., 7.75%, 12/15/16	125,000	129,063
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	500,000	535,000
PharmaNet Development Group, Inc., 10.875%, 4/15/17 (e)	300,000	330,000
Pilgrim’s Pride Corp., 7.875%, 12/15/18 (e)	500,000	481,250
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	262,500
Potlatch Corp., 7.50%, 11/1/19	300,000	317,625
RailAmerica, Inc., 9.25%, 7/1/17	400,000	443,000
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	272,439
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
7.125%, 4/15/19 (e)	500,000	508,750
9.00%, 4/15/19 (e)	250,000	258,125
Rock-Tenn Co., 9.25%, 3/15/16	250,000	275,000
SandRidge Energy, Inc., 8.75%, 1/15/20	350,000	381,500
Scientific Games International, Inc.:
7.875%, 6/15/16 (e)	250,000	261,875
9.25%, 6/15/19	250,000	275,625
Sealy Mattress Co., 10.875%, 4/15/16 (e)	225,000	255,656
Simmons Foods, Inc., 10.50%, 11/1/17 (e)	500,000	542,500
Smithfield Foods, Inc., 10.00%, 7/15/14	250,000	295,625
Southern States Cooperative, Inc., 11.25%, 5/15/15 (e)	500,000	546,250
Sprint Nextel Corp., 6.00%, 12/1/16	500,000	500,000
Standard Pacific Corp., 10.75%, 9/15/16	250,000	291,250
STATS ChipPAC Ltd., 7.50%, 8/12/15 (e)	500,000	545,000
Steel Dynamics, Inc., 7.625%, 3/15/20	500,000	540,000
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	262,500
Telcordia Technologies, Inc., 11.00%, 5/1/18 (e)	500,000	555,000
Triumph Group, Inc., 8.625%, 7/15/18	250,000	275,625
TRW Automotive, Inc.:
7.25%, 3/15/17 (e)	250,000	271,875
8.875%, 12/1/17 (e)	250,000	280,000
Uncle Acquisition 2010 Corp., 8.625%, 2/15/19 (e)	250,000	265,625
United Rentals North America, Inc.:
10.875%, 6/15/16	250,000	288,750
9.25%, 12/15/19	250,000	278,750

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (e)	$500,000	$494,375
Videotron Ltd., 9.125%, 4/15/18	500,000	561,250
Virgin Media Finance plc, 9.50%, 8/15/16	250,000	283,750
Visant Corp., 10.00%, 10/1/17	500,000	540,000
West Corp., 7.875%, 1/15/19 (e)	500,000	510,000
Western Express, Inc., 12.50%, 4/15/15 (e)	750,000	729,375
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	717,707	649,977
Windstream Corp.:
7.875%, 11/1/17	250,000	268,125
7.75%, 10/15/20 (e)	250,000	255,625

Total Corporate Bonds (Cost $51,245,811)		54,542,141

FLOATING RATE LOANS(d) - 0.8%
Clear Channel Communications, Inc., Term Loan B,
3.912%, 1/29/16 (r)	250,000	219,827
CommScope, Inc., Term Loan B:
5.00%, 1/14/18 (r)	25,000	25,156
5.00%, 1/14/18 (r)	225,000	226,406

Total Floating Rate Loans (Cost $480,339)		471,389

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 0.7%
AgFirst FCB, 6.585% to 6/15/12, floating rate
thereafter to 6/29/49 (e)(r)	500,000	400,000

Total U.S. Government Agencies and
Instrumentalities (Cost $196,403)		400,000

EQUITY SECURITIES - 0.0%	SHARES
Avado Brands, Inc. (b)*	9,462	95
Intermet Corp. (b)*	6,346	63
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	-

Total Equity Securities (Cost $282,378)		158

TOTAL INVESTMENTS (Cost $52,204,931) - 96.3%		55,413,688
Other assets and liabilities, net - 3.7%		2,107,063
NET ASSETS - 100%		$57,520,751

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
*	Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
ULC: Unlimited Liability Corporation

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
 MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $52,204,931, respectively) -
see accompanying schedule	$55,413,688
Cash	7,976,622
Receivable for securities sold	2,757,187
Receivable for shares sold	186,184
Interest and dividends receivable	1,209,440
Other assets	11,983
Total assets	67,555,104

LIABILITIES
Payable for securities purchased	6,499,529
Payable for shares purchased	3,466,932
Payable to Calvert Asset Management Company, Inc	41,090
Payable to Calvert Administrative Services Company	4,686
Payable to Calvert Shareholder Services, Inc.	883
Payable to Calvert Distributors, Inc.	3,863
Accrued expenses and other liabilities	17,370
Total liabilities	10,034,353

NET ASSETS	$57,520,751

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 695,615 shares outstanding	$14,665,173
Class I: 1,330,916 shares outstanding	42,823,532
Undistributed net investment income (loss)	(32,999)
Accumulated net realized gain (loss) on investments	(3,143,712)
Net unrealized appreciation (depreciation) on investments	3,208,757

NET ASSETS	$57,520,751

NET ASSET VALUE PER SHARE
Class A (based on net assets of $19,890,413)	$28.59
Class I (based on net assets of $37,630,338)	$28.27

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,038,279
Total investment income	2,038,279

Expenses:
Investment advisory fee	163,941
Administrative fees	25,222
Transfer agency fees and expenses	27,169
Distribution Plan expenses:
Class A	17,630
Trustees’ fees and expenses	1,050
Custodian fees	15,310
Registration fees	12,618
Reports to shareholders	6,469
Professional fees	10,599
Accounting fees	4,130
Miscellaneous	4,790
Total expenses	288,928
Fees paid indirectly	(265)
Net expenses	288,663

NET INVESTMENT INCOME	1,749,616

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	917,382
Change in unrealized appreciation (depreciation)	1,233,762

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,151,144

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,900,760

See notes to financial statements.

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stateMents of changes in net assets

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$1,749,616	$3,007,731
Net realized gain (loss)	917,382	1,192,406
Change in unrealized appreciation (depreciation)	1,233,762	2,478,024

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,900,760	6,678,161

Distributions to shareholders from:
Net investment income:
Class A shares	(466,808)	(483,889)
Class I shares	(1,323,746)	(2,425,117)
Total distributions	(1,790,554)	(2,909,006)

Capital share transactions:
Shares sold:
Class A shares	11,486,823	4,985,796
Class I shares	9,555,512	9,704,420
Reinvestment of distributions:
Class A shares	343,890	423,919
Class I shares	1,163,868	1,931,636
Redemption fees:
Class A shares	1,148	240
Shares redeemed:
Class A shares	(1,935,777)	(3,874,415)
Class I shares	(11,049,708)	(12,971,539)
Total capital share transactions	9,565,756	200,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,675,962	3,969,212

NET ASSETS
Beginning of period	45,844,789	41,875,577
End of period (including distributions in excess of net investment income of $32,999 and undistributed net investment
income of $7,939, respectively)	$57,520,751	$45,844,789

CAPITAL SHARE ACTIVITY

Shares sold:
Class A shares	407,441	190,092
Class I shares	339,804	372,219
Reinvestment of distributions:
Class A shares	12,204	16,180
Class I shares	41,821	74,543
Shares redeemed:
Class A shares	(68,614)	(151,186)
Class I shares	(395,462)	(506,026)
Total capital share activity	337,194	(4,178)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund offers two classes of shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $904,664 or 1.6% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	VALUATION INPUTS

INVESTMENTS IN SECURITIES	level 1	level 2	level 3		total
Equity securities	-	-	$158		$158
Corporate debt	-	$54,092,260	449,881		54,542,141
Other debt obligations	-	471,389	-		471,389
U.S. government obligations	-	400,000	-		400,000
TOTAL	-	$54,963,649	$450,039	*	$55,413,688

*Level 3 securities represent 0.8% of net assets.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the

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Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.65% for Class A and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A and Class I based on their average daily net assets.

Calvert Distributors, Inc. (“CDI”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.

CDI received $12,871 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,078 for the six months ended March 31, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $83,918,562 and $74,822,490, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sept-11	($1,025,886)
30-Sept-12	(791,075)
30-Sept-15	(476,585)
30-Sept-17	(924,312)
30-Sept-18	(15,613)

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Capital losses may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to elect to defer net capital losses of $816,267 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$3,660,814
Unrealized (depreciation)	(641,397)
Net unrealized appreciation/(depreciation)	$3,019,417
Federal income tax cost of investments	$52,394,271

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$30,525	1.51%	$1,387,703	December 2010

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NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009	(z)
Net asset value, beginning	$27.36		$24.92	$24.03
Income from investment operations:
Net investment income	.87		1.80	1.54
Net realized and unrealized gain (loss)	1.25		2.39	.95
Total from investment operations	2.12		4.19	2.49
Distributions from:
Net investment income	(.89)		(1.75)	(1.60)
Total distributions	(.89)		(1.75)	(1.60)
Total increase (decrease) in net asset value	1.23		2.44	.89
Net asset value, ending	$28.59		$27.36	$24.92

Total return*	7.84%		17.35%	11.68%
Ratios to average net assets:A
Net investment income	6.44	% (a)	6.98%	6.87%
Total expenses	1.62	% (a)	1.91%	2.30%
Expenses before offsets	1.62	% (a)	1.65%	1.65%
Net expenses	1.61	% (a)	1.65%	1.65%
Portfolio turnover	158%		233%	156%
Net assets, ending (in thousands)	$19,890		$9,427	$7,213

			Periods ended
			SEPTEMBER 30,	SEPTEMBER 30,
class A shares			2008 (z)	2007	^
Net asset value, beginning			$28.55	$29.18
Income from investment operations:
Net investment income			1.77	.96
Net realized and unrealized gain (loss)			(4.45)	(.63)
Total from investment operations			(2.68)	.33
Distributions from:
Net investment income			(1.84)	(.96)
Total distributions			(1.84)	(.96)
Total increase (decrease) in net asset value			(4.52)	(.63)
Net asset value, ending			$24.03	$28.55

Total return*			(9.91%)	1.16%
Ratios to average net assets: A
Net investment income			6.65%	6.50	% (a)
Total expenses			1.49%	1.54	% (a)
Expenses before offsets			1.49%	1.54	% (a)
Net expenses			1.49%	1.54	% (a)
Portfolio turnover			67%	97%
Net assets, ending (in thousands)			$444	$225

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009 (z)
Net asset value, beginning	$27.08		$24.69	$23.94
Income from investment operations:
Net investment income	.98		1.99	1.63
Net realized and unrealized gain (loss)	1.21		2.33	.90
Total from investment operations	2.19		4.32	2.53
Distributions from:
Net investment income	(1.00)		(1.93)	(1.78)
Total distributions	(1.00)		(1.93)	(1.78)
Total increase (decrease) in net asset value	1.19		2.39	.75
Net asset value, ending	$28.27		$27.08	$24.69
Total return*	8.20%		18.14%	12.07%
Ratios to average net assets: A
Net investment income	7.13	% (a)	7.68%	7.70%
Total expenses	.96	% (a)	.97%	1.22%
Expenses before offsets	.96	% (a)	.97%	1.22%
Net expenses	.96	% (a)	.97%	1.22%
Portfolio turnover	158%		233%	156%
Net assets, ending (in thousands)	$37,630		$36,418	$34,663

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008	(z)	2007	2006
Net asset value, beginning	$28.43		$28.75	$28.69
Income from investment operations:
Net investment income	1.85		1.81	1.94
Net realized and unrealized gain (loss)	(4.44)		(.30)	.13
Total from investment operations	(2.59)		1.51	2.07
Distributions from:
Net investment income	(1.90)		(1.83)	(2.01)
Total distributions	(1.90)		(1.83)	(2.01)
Total increase (decrease) in net asset value	(4.49)		(.32)	.06
Net asset value, ending	$23.94		$28.43	$28.75

Total return*	(9.63%)		5.40%	7.52%
Ratios to average net assets: A
Net investment income	6.90%		6.68%	7.17%
Total expenses	1.24%		1.25%	1.17%
Expenses before offsets	1.24%		1.25%	1.17%
Net expenses	1.24%		1.25%	1.17%
Portfolio turnover	67%		97%	100%
Net assets, ending (in thousands)	$19,919		$24,300	$19,942

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^	From February 1, 2007, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 32

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services;

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2010, and at the median of its peer group for the three-year period ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one-year period ended June 30, 2010 and outperformed its Lipper index for the three-year period ended June 30, 2010. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Board

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
HIGH YIELD	FAMILY OF FUNDS	Enhanced Equity Portfolio
BOND FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     The financial markets ended the six-month period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) and the extension in December of the Bush-era tax cuts for all income levels helped buoy the markets and pushed Treasury yields higher. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of crude soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a brief sell-off in corporate bonds as investors moved into the relative safety of U.S. Treasuries.

Fixed-Income Markets Continue to be Volatile

Investment-grade corporate bonds edged down slightly for the reporting period, with the Barclays Capital U.S. Credit Index returning -0.98%, while high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.09%. Money-market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate very low.

Corporate bonds continued to benefit from generally strong corporate earnings and lower default expectations during the fourth quarter of 2010. This trend continued during the first quarter of 2011 as investors became more comfortable moving into riskier asset classes to chase yield. However, most fixed-income sectors experienced significant volatility as investors reacted to the turmoil in the Middle East and the ensuing climb in oil prices as well as the disaster in Japan—which prompted some investors to move back into the relative safety of Treasuries as noted above.

Municipal bond returns suffered greatly in the final months of 2010 due to heavy municipal debt issuance, record municipal bond fund redemptions by retail investors, and fear of massive municipal debt defaults, which appears to be unfounded. Fortunately, prices steadied after the turn of the year due to slowing investor outflows and minimal new debt issuance.

Opportunities and Challenges Ahead

Overall, we are optimistic and expect a slow, gradual economic recovery to continue, which we believe should help sustain a corporate bond rally through the remainder of 2011. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemploy-

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ment, and a struggling housing market will limit gains. Energy prices will remain a challenge until we see more resolution of the events in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT SHORT-TERM GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

ECONOMIC SECTORS
MARCH 31, 2011

% OF TOTAL
INVESTMENTS
Financials	39.9%
Government	48.3%
Mortgage Securities	11.8%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,000.10	$4.89
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per year before expenses)

class I
Actual	$1,000.00	$1,001.10	$3.64
Hypothetical	$1,000.00	$1,021.29	$3.68
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.98% and 0.73% for Class A and Class I, respectively, mult iplied by the average account value over the period, mutliplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
FDIC GUARANTEED CORPORATE BONDS - 36.9%	AMOUNT	VALUE
Ally Financial, Inc., 0.309%, 12/19/12 (r)	$1,000,000	$1,000,358
Bank of America Corp., 0.588%, 4/30/12 (r)	1,000,000	1,004,078
Citibank:
0.303%, 7/12/11 (r)	300,000	299,959
0.341%, 5/7/12 (r)	200,000	200,178
Citigroup Funding, Inc., 0.634%, 4/30/12 (r)	1,000,000	1,004,398
Goldman Sachs Group, Inc., 0.562%, 11/9/11 (r)	1,000,000	1,001,962
JPMorgan Chase & Co.:
0.433%, 4/1/11 (r)	300,000	300,000
0.54%, 6/15/12 (r)	1,000,000	1,003,564
MetLife, Inc., 0.628%, 6/29/12 (r)	800,000	802,707
Morgan Stanley, 0.592%, 2/10/12 (r)	1,000,000	1,002,510
PNC Funding Corp., 0.503%, 4/1/12 (r)	500,000	501,383
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	600,000	600,641
Wells Fargo & Co., 0.53%, 6/15/12 (r)	810,000	812,463

Total FDIC Guaranteed Corporate Bonds
(Cost $9,510,052)		9,534,201

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 43.4%
COP I LLC:
3.613%, 12/5/21	183,527	189,413
3.65%, 12/5/21	273,325	271,689
Fannie Mae, 0.75%, 2/26/13	400,000	399,476
Freddie Mac:
1.125%, 7/27/12	700,000	705,577
0.875%, 10/28/13	1,000,000	992,013
5.25%, 4/18/16	200,000	226,465
Overseas Private Investment Corp., 0.22%, 8/15/17 (b)(r)	500,000	500,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	837,850	835,462
3.547%, 4/10/22	188,893	188,115
Private Export Funding Corp.:
4.90%, 12/15/11	2,970,000	3,052,484
3.05%, 10/15/14	1,000,000	1,036,157
4.55%, 5/15/15	1,102,000	1,194,584
Tennessee Valley Authority, 4.375%, 6/15/15	1,000,000	1,090,383
Vessel Management Services, Inc., 5.85%, 5/1/27	472,000	518,062

Total U.S. Government Agencies and Instrumentalities
(Cost $11,045,297)		11,199,880

www.calvert.com CALVERT SHORT-TERM GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

U.S. GOVERNMENT AGENCY			PRINCIPAL
MORTGAGE-BACKED SECURITIES - 10.9%			AMOUNT	VALUE
Fannie Mae:
5.50%, 5/1/12			$20,142	$20,499
7.00%, 12/1/29			263,221	299,645
5.50%, 11/25/31			331,067	346,181
2.527%, 8/1/32 (r)			86,589	88,900
Freddie Mac:
4.00%, 10/15/16			251,452	254,433
5.00%, 5/1/18			115,913	124,053
5.00%, 11/15/28			326,050	332,389
0.605%, 11/15/32 (r)			250,863	249,706
0.655%, 10/15/34 (r)			223,224	222,392
0.505%, 7/15/35 (r)			873,977	871,825

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $2,750,599)				2,810,023

U.S. TREASURY - 1.3%
United States Treasury Bonds, 4.75%, 2/15/41			95,000	98,741
United States Treasury Notes, 3.625%, 2/15/21			235,000	238,378

Total U.S. Treasury (Cost $332,625)				337,119

TOTAL INVESTMENTS (Cost $23,638,573) - 92.5%				23,881,223
Other assets and liabilities, net - 7.5%				1,947,959
NET ASSETS - 100%				$25,829,182

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	17	6/11	$2,023,531	$ 3,434
30 Year U.S. Treasury Bonds	6	6/11	721,125	2,993
Total Purchased				$ 6,427
Sold:
2 Year U.S. Treasury Notes	70	6/11	$15,268,750	($ 5,930)

(b)	This security was valued by the Board of Trustees. See Note A.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

 www.calvert.com CALVERT SHORT-TERM GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 10

STATEMENT OF ASSETS AND LIABILITIES
 MARCH 31, 2011

ASSETS
Investments in securities, at value (Cost $23,638,573)
see accompanying schedule	$23,881,223
Cash	1,755,078
Receivable for securities sold	525,060
Receivable for shares sold	37,390
Interest and dividends receivable	133,132
Other assets	51,806
Total assets	26,383,689

LIABILITIES
Payable for securities purchased	519,634
Payable for shares redeemed	2,591
Payable for futures variation margin	5,969
Payable to Calvert Asset Management Company, Inc.	12,300
Payable to Calvert Administrative Services Company	2,196
Payable to Calvert Shareholder Services, Inc.	120
Payable to Calvert Distributors, Inc.	576
Accrued expenses and other liabilities	11,121
Total liabilities	554,507

NET ASSETS	$25,829,182

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 51,847 shares outstanding	$2,801,468
Class I: 440,650 shares outstanding	22,562,105
Undistributed net investment income	462
Accumulated net realized gain (loss) on investments	222,000
Net unrealized appreciation (depreciation) on investments	243,147

NET ASSETS	$25,829,182

NET ASSET VALUE PER SHARE
Class A (based on net assets of $2,723,982)	$52.54
Class I (based on net assets of $23,105,200)	$52.43

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$227,271
Total investment income	227,271

Expenses:
Investment advisory fee	62,649
Transfer agency fees and expenses	14,283
Administrative fees	13,922
Distribution Plan expenses:
Class A	3,531
Trustees’ fees and expenses	201
Registration fees	12,686
Custodian fees	10,267
Reports to shareholders	8,017
Professional fees	21,722
Accounting fees	2,211
Miscellaneous	4,453
Total expenses	153,942
Reimbursement from Advisor:
Class A	(20,834)
Class I	(27,760)
Fees paid indirectly	(186)
Net Expenses	105,162

NET INVESTMENT INCOME	122,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	325,271
Futures	16,488
341,759

Change in unrealized appreciation (depreciation) on:
Investments	(451,561)
Futures	6,203
(445,358)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(103,599)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,510

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$122,109	$443,370
Net realized gain (loss)	341,759	132,550
Change in unrealized appreciation (depreciation)	(445,358)	334,945

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,510	910,865

Distributions to shareholders from:
Net investment income:
Class A shares	(11,142)	(49,422)
Class I shares	(128,058)	(431,181)
Net realized gain:
Class A shares	(27,945)	(101,674)
Class I shares	(255,206)	(576,505)
Total distributions	(422,351)	(1,158,782)

Capital share transactions:
Shares sold:
Class A shares	703,349	4,161,608
Class I shares	2,090,433	5,362,221
Reinvestment of distributions:
Class A shares	34,289	142,681
Class I shares	383,264	1,007,686
Redemption fees:
Class A shares	543	50
Shares redeemed:
Class A shares	(1,784,650)	(4,627,450)
Class I shares	(6,752,911)	(10,921,734)
Total capital share transactions	(5,325,683)	(4,874,938)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,729,524)	(5,122,855)

NET ASSETS
Beginning of period	31,558,706	36,681,561
End of period (including undistributed net investment
income of $462 and $17,553, respectively)	$25,829,182	$31,558,706

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	13,341	78,639
Class I shares	39,722	101,804
Reinvestment of distributions:
Class A shares	652	2,713
Class I shares	7,297	19,194
Shares redeemed:
Class A shares	(33,698)	(88,301)
Class I shares	(128,288)	(207,795)
Total capital share activity	(100,974)	(93,746)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Short-Term Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund currently offers two classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $500,000 or 1.9% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	VALUATION INPUTS
InvesTmenTs In securITIes	level 1	level 2	level 3		ToTal
Corporate debt	-	$9,534,201	-		$9,534,201
U.S. government obligations	-	13,847,022	$500,000		14,347,022
TOTAL	-	$23,381,223	$500,000	**	$23,881,223

Other financial instruments*	$497	-	-		$497

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 securities represent 1.9% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.

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While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days

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for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on annual rates of .45% of average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is .98% for Class A, and .73% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class I shares pay an annual rate of .10%.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.

The Distributor received $1,164 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

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Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $686 for the six months ended March 31, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $399,384 and $2,521,911, respectively. U.S. government security purchases and sales were $34,187,300 and $34,852,705, respectively.

The Fund intends to elect to defer net capital losses of $120,403 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$263,747
Unrealized (depreciation)	(21,097)
Net unrealized appreciation/(depreciation)	$242,650
Federal income tax cost of investments	$23,638,573

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, there were no such transactions.

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$14,377	1.51%	$334,921	January 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc., will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

NOTE F – OTHER

On December 8, 2010, the Board of Trustees approved a resolution to reorganize the Calvert Short-Term Government Fund into the Calvert Government Fund. Shareholders of the Calvert Short-Term Government Fund approved the resolution to reorganize and the reorganization took place at the close of business on April 29, 2011.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009	(z)
Net asset value, beginning	$53.27		$53.53	$51.87
Income from investment operations:
Net investment income	.19		.65	.60
Net realized and unrealized gain (loss)	(.19)		.83	1.99
Total from investment operations	—		1.48	2.59
Distributions from:
Net investment income	(.21)		(.71)	(.93)
Net realized gains	(.52)		(1.03)	—
Total distributions	(.73)		(1.74)	(.93)
Total increase (decrease) in net asset value	(.73)		(.26)	1.66
Net asset value, ending	$52.54		$53.27	$53.53

Total return*	.01%		2.84%	5.03%
Ratios to average net assets: A
Net investment income	.66	% (a)	1.19%	1.27%
Total expenses	2.46	% (a)	2.10%	2.54%
Expenses before offsets	.98	% (a)	.98%	.98%
Net expenses	.98	% (a)	.98%	.98%
Portfolio turnover	134%		208%	197%
Net assets, ending (in thousands)	$2,724		$3,811	$4,202

			Periods ended
			SEPTEMBER 30,	SEPTEMBER 30,
class a shares			2008 (z)	2007	#
Net asset value, beginning			$51.65	$50.99
Income from investment operations:
Net investment income			1.74	1.37
Net realized and unrealized gain (loss)			.28	.43
Total from investment operations			2.02	1.80
Distributions from:
Net investment income			(1.80)	(1.14)
Total distributions			(1.80)	(1.14)
Total increase (decrease) in net asset value			0.22	0.66
Net asset value, ending			$51.87	$51.65

Total return*			3.97%	3.57%
Ratios to average net assets: A
Net investment income			3.36%	4.73	% (a)
Total expenses			1.18%	1.25	% (a)
Expenses before offsets			.98%	.98	% (a)
Net expenses			.98%	.98	% (a)
Portfolio turnover			38%	32%
Net assets, ending (in thousands)			$301	$10

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009 (z)
Net asset value, beginning	$53.16		$53.40	$51.72
Income from investment operations:
Net investment income	.24		.75	.81
Net realized and unrealized gain (loss)	(.18)		.85	1.88
Total from investment operations	.06		1.60	2.69
Distributions from:
Net investment income	(.27)		(.81)	(1.01)
Net realized gain	(.52)		(1.03)	—
Total distributions	(.79)		(1.84)	(1.01)
Total increase (decrease) in net asset value	(.73)		(.24)	1.68
Net asset value, ending	$52.43		$53.16	$53.40

Total return*	.13%		3.09%	5.25%
Ratios to average net assets: A
Net investment income	.90	% (a)	1.42%	1.52%
Total expenses	.95	% (a)	.82%	.82%
Expenses before offsets	.73	% (a)	.73%	.73%
Net expenses	.73	% (a)	.73%	.73%
Portfolio turnover	134%		208%	197%
Net assets, ending (in thousands)	$23,105		$27,747	$32,479

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008	(z)	2007	2006
Net asset value, beginning	$51.50		$51.10	$51.05
Income from investment operations:
Net investment income	1.87		2.09	1.84
Net realized and unrealized gain (loss)	.27		.44	(.05)
Total from investment operations	2.14		2.53	1.79
Distributions from:
Net investment income	(1.92)		(2.13)	(1.74)
Total distributions	—		(2.13)	(1.74)
Total increase (decrease) in net asset value	(1.92)		0.40	0.05
Net asset value, ending	$51.72		$51.50	$51.10

Total return*	4.22%		5.06%	3.58%
Ratios to average net assets: A
Net investment income	3.61%		4.11%	3.55%
Total expenses	.93%		.96%	.84%
Expenses before offsets	.73%		.73%	.73%
Net expenses	.73%		.73%	.73%
Portfolio turnover	38%		32%	42%
Net assets, ending (in thousands)	$34,737		$27,270	$28,013

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From February 1, 2007 inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three- year periods ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Fund’s performance and its plans with respect to the Fund. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory

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fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SHORT-TERM	FAMILY OF FUNDS	Enhanced Equity Portfolio
GOVERNMENT		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 2, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 2, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:    June 2, 2011